As filed with the Securities and Exchange Commission on November 2, 2026

Securities Act File No. 333-[●]

Investment Company Act File No. 811-24234

United States
Securities and Exchange Commission
Washington, D.C. 20549

Form N-2

Registration Statement Under the Securities Act of 1933 ☒
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐

Registration Statement Under the Investment Company Act of 1940 ☒
Amendment No. ☐

FORTRESS MULTI-ASSET CREDIT FUND
(Registrant Exact Name as Specified in Charter)

1345 Avenue of the Americas

New York, New York 10105
(Address of Principal Executive Offices)

(212) 798-6100
(Registrant’s Telephone Number, including Area Code)

David Brooks
Fortress Investment Group, LLC
1345 Avenue of the Americas

New York, New York 10105
(Name and Address of Agent for Service)

Copies to:

Nicole M. Runyan, P.C.
Kim E. Kaufman, Esq.
Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022

Approximate Date of Commencement of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act)

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a) may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Preliminary Prospectus

Subject to Completion, DATED NOVEMBER 2, 2026

Fortress Multi-Asset Credit Fund

PROSPECTUS

Class S Shares
Class D Shares
Class I Shares

[●], 2026

Fortress Multi-Asset Credit Fund (the “Fund”) is a recently formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. FMAC Management LLC serves as the Fund’s investment adviser (the “Adviser”) and is responsible for making investment decisions for the Fund’s portfolio.

The Fund’s investment objective is to provide superior risk-adjusted returns and to generate current income and capital appreciation through various market cycles by investing in a diversified portfolio of liquid, semi-liquid and illiquid asset classes. The Fund seeks to invest across a diversified portfolio of corporate credit, structured credit, asset-backed finance and hybrid capital. The Fund seeks risk-adjusted returns that exhibit lower correlation to traditional fixed income by tactically allocating among liquid, semi-liquid and illiquid credit strategies based on market opportunities. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the global credit spectrum. The Fund seeks to achieve its investment objective by, under normal circumstances, investing directly or indirectly at least 80% of the Fund’s assets (net assets plus borrowings for investment purposes) in private credit investments, (loans, bonds and other credit-oriented investments) and other investments that are expected to (i) make regular distributions, dividends or interest payments and (ii) generate returns primarily from income, in each case, that are issued in private offerings or issued by private companies.

This prospectus (this “Prospectus”) applies to the offering of three separate classes of shares of beneficial interest of the Fund (“Shares”), designated as Class S, Class D and Class I Shares. The Fund intends to apply to the U.S. Securities and Exchange Commission (“SEC”) for, and expects to be granted, an exemptive order that would permit the Fund to offer more than one class of Shares (the “Multi-Class Exemptive Order”), and the Fund may offer additional classes of Shares in the future. Each class of Shares will be subject to certain different fees and expenses. Class S and Class D Shares will not be offered to investors until the Fund has received the Multi-Class Exemptive Order. The Shares generally will be offered on the first business day of each month at the net asset value (“NAV”) per Share of the applicable class as of the last calendar day of the prior month. No person who is admitted as a Fund shareholder (a “Shareholder”) will have the right to require the Fund to redeem its Shares. There can be no guarantee that such Multi-Class Exemptive Order will be granted. Until the Multi-Class Exemptive Order is granted, if ever, the Fund will only offer Class I Shares.

	Class S Shares	Class D Shares	Class I Shares	Total
Public Offering Price(1)	Current NAV	Current NAV	Current NAV	$[●]
Sales Load(2)	3.50%	3.50%	None	-
Proceeds to the Fund(3)	Current NAV less applicable sales load	Current NAV less applicable sales load	Current NAV	Up to [●]
__________________________________

(1)	Generally, the minimum initial investment in the Fund by any investor will be $10,000 with respect to Class S and Class D Shares, and $250,000 with respect to Class I Shares. The Fund, in its sole discretion, may accept investments below these minimums as described under “Purchasing Shares — General Purchase Terms.”

(2)	Class S and Class D Shares will be sold subject to a sales charge of up to 3.50% of an investor’s investment amount. The table assumes the maximum sales charge is charged. For some investors, the sales charge may be waived or reduced. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. While the Fund does not impose an initial sales charge on Class I Shares, if a Shareholder buys Class I Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine. Financial intermediaries may impose additional charges in connection with purchases of Shares. Class S and Class D Shares will pay a Distribution and Servicing Fee to the Distributor (as such terms are defined below) at an annual rate of up to 0.85% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class, to be calculated as of the beginning of the first calendar day of each applicable month, and payable monthly in arrears. Class I Shares are not subject to a Distribution and Servicing Fee. See “Summary of Fees and Expenses” and “Plan of Distribution.”

(3)	Assumes that all Shares currently registered are sold in the continuous offering and the maximum sales load is charged. The proceeds may differ from that shown if additional Shares are registered. The Fund bears certain ongoing offering costs associated with the Fund’s continuous offering of Shares.

An investment in the Fund is speculative with a substantial risk of loss. The Fund and the Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the Fund. See “Summary of Offering Terms — Risk Factors” and “Risks.”

●	The Fund has limited operating history.

●	Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. The Adviser intends to recommend that, in normal market circumstances, the Board of Trustees (the “Board”) of the Fund conduct offers to repurchase up to 5% of the Shares outstanding (either by number of Shares or aggregate NAV) on a quarterly basis; however, the Fund is not obligated to conduct any such repurchase offer in a particular quarter, or at all, and the Board may decline to approve such a repurchase offer on the basis of its assessment of pertinent factors.

●	An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe. Unlike an investor in many closed-end funds, shareholders should not expect to be able to sell their Shares regardless of how the Fund performs. An investment in the Fund is considered illiquid.

●	Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s declaration and agreement of trust, as may be amended, restated or otherwise modified from time to time.

●	The amount of distributions that the Fund may pay, if any, is uncertain.

●	The Fund may use leverage as, and to the extent, permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. See “Leverage Risk” in “Risks.”

●	There is no assurance that distributions paid by the Fund will be maintained or that dividends will be paid at all, and the amount of distributions that the Fund may pay, if any, is uncertain.

●	The Fund may pay distributions, in significant part, from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds or borrowings. Investors purchasing Class S and Class D Shares may be subject to a sales load of up to 3.50% on the amounts they invest. If you pay the maximum aggregate of 3.50%, based on a minimum initial investment of $10,000, you must experience a total return on your net investment of approximately [3.63]% in order to recover these costs.

You should rely only on the information contained in this Prospectus and the SAI (as defined below). The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown above. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information, dated [●], 2026 containing additional information about the Fund (the “SAI”), has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may obtain a free copy of the SAI, as well as free copies of the Fund’s annual and semi-annual reports to Shareholders (when available), and other information about the Fund by calling [212-798-6100], by writing to the Fund at 1345 Avenue of the Americas, New York, NY 10105 or by visiting [●].com. You can get the same information for free from the SEC’s website, www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.

The Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Foreside Financial Services, LLC (the “Distributor”) acts as principal underwriter for the Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is 190 Middle Street, Suite 301, Portland, ME 04101.

Summary of Offering Terms

The following is only a summary and does not contain all of the information that you should consider before investing in Fortress Multi-Asset Credit Fund (the “Fund”). Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this prospectus (this “Prospectus”), the Statement of Additional Information, dated [●], 2026 containing additional information about the Fund (as filed with the U.S. Securities and Exchange Commission (the “SEC”) and as amended from time to time, the “SAI”), the Fund’s declaration and agreement of trust, as may be amended, restated or otherwise modified from time to time (the “Declaration of Trust”) and the Fund’s bylaws, as may be amended, restated or otherwise modified from time to time (the “Bylaws” and together with the Declaration of Trust, the “Fund Documents”). See “Certain Provisions in the Declaration of Trust” for a summary description of material terms of the Declaration of Trust. To the extent the terms herein are inconsistent with or contrary to the terms of the Fund Documents, the Fund Documents will control.

The Fund

The Fund is a recently formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund registered under the 1940 Act on November 2, 2026 (the “1940 Act Registration”). Prior to the 1940 Act Registration, the Fund operated as a private fund in reliance on an exemption from the definition of “investment company” under Section 3(c)(7) or Section 3(c)(1) of the 1940 Act (the “Private Fund”). The Fund’s investment objective and strategies are, in all material respects, substantially identical to those of the Private Fund. The Fund’s investment program is managed in substantially the same manner, and by the same investment professionals, as the Private Fund.

The Fund currently has a single class of shares of beneficial interest (the “Shares”), designated as Class I Shares. The Fund intends to apply for, and expects to be granted, an exemptive order that would permit the Fund to offer more than one class of Shares (the “Multi-Class Exemptive Order”). Following the issuance of the Multi-Class Exemptive Order, the Fund intends to offer three separate classes of Shares, designated as Class S, Class D and Class I Shares, and the Fund may offer additional classes of Shares in the future. Each class of Shares will be subject to certain different fees and expenses. Class S and Class D Shares will not be offered to investors until the Fund has received the Multi-Class Exemptive Order. There can be no guarantee that such Multi-Class Exemptive Order will be granted. Until the Multi-Class Exemptive Order is granted, if ever, the Fund will only offer Class I Shares.

Board of Trustees	The business operations of the Fund are managed and supervised under the direction of the Fund’s Board of Trustees (the “Board” and each Board member, a “Trustee”), subject to the laws of the State of Delaware and the Declaration of Trust. The Board is comprised of seven Trustees, a majority of whom are not “interested persons” (as defined in the 1940 Act) of the Fund or of the Adviser (defined below) (“Independent Trustees”).
Investment Adviser	The Fund is managed by FMAC Management LLC (the “Adviser”) pursuant to an investment advisory agreement between the Fund and the Adviser (the “Investment Advisory Agreement”). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is a subsidiary of Fortress Investment Group LLC (together with any successors thereto or assigns thereof, “Fortress”). Subject to the overall supervision of the Board, the Adviser is responsible for the overall management and affairs of the Fund, has full discretion to invest the assets of the Fund in a manner consistent with the investment objective and strategies outlined herein, and is solely responsible for investment decisions with respect to the Fund.

Administrator

FMAC Management LLC also serves as the Fund’s administrator (serving in such capacity, the “Administrator”) pursuant to an administration agreement entered into between the Fund and the Administrator (the “Administration Agreement”).

The Fund has retained the Administrator to perform, or oversee or arrange for, the administrative services necessary for the operation of the Fund, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that the Fund is required to maintain and preparing reports to Fund shareholders (“Shareholders”) and reports, as necessary, to be filed with the SEC. In addition, the Administrator will assist the Fund in determining and publishing the Fund’s net asset value (“NAV”), conduct relations with the Fund’s service providers, oversee the preparation and filing of the Fund’s tax returns and the dissemination of reports to the Shareholders, and generally oversee the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

Except as specifically provided in the Administration Agreement, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to the Fund, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund will bear its allocable portion of the compensation paid by the Adviser (or its affiliates) to the Fund’s Chief Compliance Officer, Chief Legal Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to the Fund’s business affairs). The Fund will bear all other costs and expenses of its operations, administration and transactions, including (i) Management Fees and Incentive Fees (as such terms are defined below) paid to the Adviser pursuant to the Investment Advisory Agreement; (ii) the Fund’s allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Administration Agreement; and (iii) all other expenses of the Fund’s operations and transactions.

The Administrator may delegate responsibilities to one or more affiliated or unaffiliated sub-administrators.

Investment Objective and Primary Investment Strategy

The Fund’s investment objective is to provide superior risk-adjusted returns and to generate current income and capital appreciation through various market cycles by investing in a diversified portfolio of liquid, semi-liquid and illiquid asset classes. Under normal circumstances, the Fund intends to invest directly or indirectly at least 80% of the Fund’s assets (net assets plus borrowings for investment purposes) in private credit investments, (loans, bonds and other credit-oriented investments) and other investments that are expected to (i) make regular distributions, dividends or interest payments and (ii) generate returns primarily from income, in each case, that are issued in private offerings or issued by private companies. The Fund seeks to invest across a diversified portfolio of corporate credit, structured credit, asset-backed finance and hybrid capital. The Fund seeks risk-adjusted returns that exhibit lower correlation to traditional fixed income by tactically allocating among liquid, semi-liquid and illiquid credit strategies based on market opportunities. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the global credit spectrum.

The Fund is structured to provide a single point of access to the full spectrum of credit strategies available across the Adviser and its affiliates’ global investment platform. The Fund’s portfolio will be anchored in corporate direct loans, liquid credit, structured credit (collateralized loan obligation (“CLO”) debt and equity), asset-based finance (consumer and commercial loan flow programs), hybrid capital (preferred and structured equity), asset secured loans (including asset-based credit, structured credit, intellectual property, legal assets, European distressed loans, residential assets and transportation and infrastructure), real estate credit, and asset-backed securities (residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), consumer-related debt, equipment and structured corporate receivables). The Fund will allocate opportunistically among these categories using a top-down assessment of macro market conditions and a bottom-up fundamental evaluation of collateral quality and structure. This flexible mandate allows the Fund to capture relative value across credit markets while maintaining a liquidity sleeve to support quarterly repurchases.

Within the asset-based credit domain, the Fund may invest in consumer finance platforms and related assets, including loans secured by residential real estate, auto loans, credit card receivables and other consumer obligations. The Fund may also allocate capital to commercial finance opportunities, including equipment leasing, fund finance and receivables-based lending. In the commercial real estate sector, the Fund may originate or acquire senior mortgage loans, mezzanine debt, or preferred equity interests secured by income-producing properties.

In addition to private and structured credit, the Fund may allocate to broadly syndicated loans, high-yield bonds, sovereign or municipal debt, and investment-grade corporate credit. The Fund may also engage in opportunistic trading strategies in public credit markets to enhance liquidity and manage cash positions.

The Fund may invest directly or indirectly through affiliated investment vehicles, joint ventures or operating entities, including insurance-related companies, domiciled in the U.S. or in non-U.S. jurisdictions. Investments may be made in both U.S. and non-U.S. markets, and the Fund is not subject to any prescribed limits on non-U.S. exposure.

While the Fund is expected to concentrate primarily on U.S.-based investments, it may allocate capital to select non-U.S. opportunities where the Adviser possesses sourcing and underwriting capabilities. The Fund may opportunistically invest in unrated or below-investment-grade securities and may utilize covenant-lite structures where deemed appropriate based on market conditions and other factors.

The Fund may, but is not required to, engage in hedging strategies, including, but not limited to, the use of derivative instruments, interest rate swaps, currency forwards, credit default swaps, exchange traded funds, and index options. In this regard, the Fund may enter into short sales, foreign exchange transactions, and other derivative contracts or instruments, but is under no obligation to do so. Fortress or its affiliates may provide such hedging services to the Fund, but are under no obligation to do so.

The Fund operates, and intends to continue to qualify, as a “limited derivatives user” as defined in Rule 18f-4 under the 1940 Act, meaning the Fund limits its derivatives exposure to 10% of its net assets at any time, excluding certain currency and interest rate hedging transactions. The Fund may utilize derivative instruments for hedging purposes, including but not limited to interest rate swaps, currency forwards, credit default swaps, exchange traded funds and index options. Such instruments shall be employed in accordance with applicable legal and regulatory requirements.

The Fund may also pursue additional investment types on an opportunistic basis, provided such investments are consistent with the Fund’s stated objective and strategy framework, and are permissible under the 1940 Act and other relevant regulatory guidelines.

The Fund expects that certain of its credit investments will be liquid (including certain asset based and real estate credit, structured credit and liquid credit investments) and may be used for the purposes of maintaining liquidity to facilitate redemptive capacity and treasury management considerations, while also presenting an opportunity for investment returns.

The Fund is permitted to change its 80% policy without a shareholder vote, provided the Fund conducts a repurchase offer prior to the change, the Fund provides at least 60 days’ prior notice of any change in the policy in advance of the offer, the offer is not oversubscribed and the Fund purchases Shares at their NAV.

There can be no assurance that the Fund’s investment objective will be achieved, and certain investment practices can, in some circumstances, potentially increase any adverse impact on the Fund’s investment portfolio. Actual investment results may vary substantially from the Fund’s investment objective.

Management Fee

Pursuant to the Investment Advisory Agreement, the Fund pays to the Adviser an asset-based fee (the “Management Fee”) for management services in an amount equal to an annual rate of 0.75% of the Fund’s Managed Assets (as defined below), payable monthly in arrears, calculated as of the end of the most recently completed month and adjusted for any issuances, repurchases, dividends or distributions of the Fund’s Shares during the relevant calendar month. “Managed Assets” means the total assets of the Fund (including debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) minus the sum of accrued liabilities of the Fund (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares).

The Management Fee for any partial period will be appropriately prorated based on the actual number of days elapsed relative to the total number of days in such calendar month.

Incentive Fee

Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser an incentive fee (“Incentive Fee”) on Pre-Incentive Fee Net Investment Income (as defined below).

The Incentive Fee is an income-based incentive fee, calculated and paid quarterly in arrears, equal to 10% of Pre-Incentive Fee Net Investment Income (as defined below) for the immediately preceding quarter, to the extent that such Pre-Incentive Fee Net Investment Income exceeds a 1.50% quarterly (6% annualized) hurdle rate (the “Hurdle Rate”). The Incentive Fee is subject to a “catch-up” feature.

The Fund calculates the Incentive Fee quarterly, in arrears, as follows: (i) zero in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate for such calendar quarter; (ii) 100% of that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 1.667% for that calendar quarter (i.e., the “catch-up” feature); and (iii) 10% of any Pre-Incentive Fee Net Investment Income, if any, that exceeds 1.667% in any calendar quarter.

To determine whether Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, Pre-Incentive Fee Net Investment Income is expressed as a rate on the average daily hurdle calculation value. The average daily hurdle calculation value, on any given day, equals:

●      the Fund’s net assets as of the end of the calendar quarter immediately preceding the applicable day; plus

●      the aggregate amount of capital invested (including reinvested) from investors from the beginning of the current quarter to the applicable day; minus

●      the aggregate amount of distributions (including share repurchases) made by the Fund from the beginning of the current quarter to the applicable day (but only to the extent distributions were not declared and accounted for on the Fund’s books and records in a previous calendar quarter).

“Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any accrued income that the Fund has not yet received in cash and any other fees such as commitment, origination, structuring, diligence, consulting or other fees that the Fund receives from portfolio investments) accrued during the calendar quarter minus the Fund’s operating expenses accrued during the calendar quarter (including the Management Fee, administrative expenses and any interest expense and dividends paid on issued and outstanding preferred shares, but excluding the Incentive Fee). In addition, Pre-Incentive Fee Net Investment Income may be computed and paid on income that may include interest that has been accrued but not yet received, or interest in the form of securities received rather than cash, including original issuance discount, payment-in-kind and zero coupon investments.

These calculations shall be appropriately adjusted for any share issuances or repurchases during the calendar quarter (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) and except as described above, exclude capital gains, realized loss and unrealized capital appreciation or depreciation. Because of the structure of the Incentive Fee, it is possible that the Fund may pay Incentive Fees in a calendar quarter in which the Fund incurs a loss.

Subscription Process

Shares generally will be offered for purchase on the first business day of each calendar month at the Fund’s then-current NAV per Share as of the last calendar day of the prior month plus any applicable sales load or selling commissions charged by financial intermediaries. A “business day” is any day the New York Stock Exchange is open for business. Shares may be offered more or less frequently as determined by the Board in its sole discretion.

The Class S and Class D Shares will each be sold subject to a sales load of up to 3.50%. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. Class I Shares are not sold subject to a sales load. Financial intermediaries may impose additional charges in connection with purchases of Shares. Any transaction or other fees charged directly to a Shareholder in an offering of Shares by a financial intermediary will not be considered organization or offering costs of the Fund.

To be accepted as a Shareholder, an investor must submit a completed and executed subscription agreement entered into with the Fund (the “Subscription Agreement”) in good order, and tender the payment of the full purchase price of the Shares being subscribed at least five (5) business days prior to the first day of the month (unless waived by the Fund). If a purchase order is received less than five (5) business days prior to the first day of the month, unless waived by the Fund, the purchase order will be held in an escrow account and executed in the next month’s closing at the transaction price applicable to that month. If payment of the purchase price is not received in the Fund’s escrow account or the Subscription Agreement is not accepted by the Fund on or prior to the closing date, the investment will not be accepted and the purchase price will be returned to the investor or held in the escrow account by the escrow agent, until the next closing date, if so instructed.

The Fund will advise each investor promptly of the Fund’s acceptance of an offer to subscribe for Shares. A prospective investor will not become a Shareholder of the Fund, and has no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until it is issued Shares. The Fund, in its discretion, may suspend the offering at any time.

Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

The Fund is initially offering one class of Shares and may offer additional classes of its Shares in the future. In connection with the 1940 Act Registration, the Fund and the Adviser intend to apply for the Multi-Class Exemptive Order from the SEC that, if granted, will permit the Fund to issue multiple classes of its Shares with varying sales loads, contingent deferred sales charges, and/or asset-based service and/or distribution fees, the details for which will be finalized at a later date in the Board’s discretion. There is no assurance that the relief will be granted.
Minimum Investments	The minimum initial investment in the Fund by any investor will be $10,000 with respect to Class S and Class D Shares and $250,000 with respect to Class I Shares. The minimum additional investment in the Fund will be $10,000, except for additional purchases pursuant to the Fund’s distribution reinvestment plan (the “DRIP”). However, the Fund, in its sole discretion, may accept investments below these minimums, including from Fund officers, Independent Trustees and employees of the Adviser or its affiliates. The Fund may, in the discretion of the Adviser, aggregate the accounts of clients of registered investment advisers, broker dealers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts, including across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class, so long as denominations are not less than $10,000 and incremental contributions are not less than $10,000.
The Offering	The Fund will offer Shares on a continuous basis. The NAV of each class of Shares will vary over time as a result of the differing fees and expenses applicable to each class of Shares and different initial offering prices.
Organizational and Offering Expenses; Expense Limitation Agreement

The Fund will bear expenses relating to the organization of the Fund and the offering of its Shares. Organizational expenses include the cost of regulatory compliance, formation, including legal fees related to the creation and organization of the Fund, its related documents of organization and its election to be treated as a RIC (as defined below). For the avoidance of doubt, organizational expenses shall not include sales loads, commissions or placement agent fees. Offering expenses include legal, accounting, printing and other offering costs including those associated with the preparation of a registration statement in connection with any subsequent public offering of the Fund’s Shares.

The Adviser and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) with respect to each class of Shares, under which the Adviser has agreed contractually to waive its management fees and/or reimburse the Fund’s organizational and offering costs, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s monthly total annualized fund operating expenses (including, but not limited to, the Management Fee and organizational and offering expenses) in respect of each class (excluding (i) incentive fees, (ii) any distribution and/or servicing fees, (iii) all fees and expenses of special purpose vehicles in which the Fund or its subsidiaries invest (including management fees, performance-based incentive fees, and administrative service fees), (iv) fees payable to third parties in connection with the sourcing or identification of portfolio investments, (v) brokerage costs, (vi) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) investment-related expenses associated with consummated and unconsummated transactions, including legal costs, valuation agents, sourcing fees, due diligence-related fees, structuring and advisory costs, costs of third-party consultants, and brokerage commissions, associated with the acquisition, disposition and maintenance of investments (including asset management), (viii) acquired fund fees and expenses, (ix) taxes, (x) litigation and (xi) extraordinary expenses (as determined in the sole discretion of the Adviser)) exceed 2.00% of the month-end NAV of such class (the “Expense Cap”). In consideration of the Adviser’s agreement to waive its management fees and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived management fees and Fund expenses reimbursed in respect of each class of Shares subject to the limitation that a reimbursement (an “Adviser Recoupment”) will be made only if and to the extent that it: (i) is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser and (ii) will not cause the Fund’s annualized operating expenses (after recoupment) to exceed the lesser of (a) the Expense Cap in effect at the time of the waiver, and (b) the Expense Cap in effect at the time of recoupment. The Expense Limitation Agreement has a term of one year from the date of this Prospectus, and will be subject to renewal thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Independent Trustees and the Adviser. The Expense Limitation Agreement may be terminated by the Board upon thirty days’ written notice to the Adviser.

Unlisted Closed-End Fund Structure; Limited Liquidity	The Shares should be considered illiquid investments for which there is not a secondary market; nor is it expected that any such secondary market will develop in the future. In addition, the Shares will be subject to limitations on transferability, and liquidity may be provided only through periodic repurchase offers (as described in further detail below under “Share Repurchase Program”). Aside from the potential for limited liquidity offered by periodic repurchase offers, investors generally should not expect to be able to sell their Shares regardless of how well the Fund performs. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.
Leverage

The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. The Fund intends to utilize leverage for investment purposes.

The Fund may use leverage to the extent permitted by the 1940 Act. Under the 1940 Act, with respect to senior securities representing indebtedness, other than temporary borrowings as defined under the 1940 Act, the Fund will be required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are preferred stock, the Fund will be required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

Reports to Shareholders	The Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within sixty (60) days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders will also receive quarterly commentary regarding the Fund’s operations and investments. Each year, the Fund will furnish a statement on Internal Revenue Service (“IRS”) Form 1099-DIV or Form 1042-S, as applicable, identifying the amount and character of the Fund’s distributions.
Valuation of Assets

Under the 1940 Act, the Fund will be required to carry its investments at market value or, if no market value is ascertainable, at fair value in accordance with requirements under the 1940 Act. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser to serve as the “valuation designee” and perform fair value determinations relating to all of the Fund’s investments on behalf of the Board, in accordance with the Adviser’s valuation policy and procedures (the “Valuation Designee”).

Substantially all of the Fund’s investments are expected to be in securities that do not have readily ascertainable market prices. Assets that are not publicly traded or whose market prices are not readily available are valued at fair value, as determined in good faith by the valuation committee of the Adviser. The Adviser intends to retain independent providers of financial advisory and investment banking services to assist it in fair valuing the Fund’s portfolio assets that do not have market prices that are readily available. In connection with that determination, investment professionals from the Adviser will prepare portfolio investment valuations using sources and/or proprietary models depending on the availability of information on the Fund’s assets and the type of asset being valued, all in accordance with the Adviser’s valuation policy.

Because fair valuations, and particularly fair valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, the Adviser’s determinations of fair value may differ materially from the values that would have been determined if a ready market for these securities existed. This could make it more difficult for Shareholders and potential investors to value accurately the Fund’s portfolio investments and could lead to undervaluation or overvaluation of its Shares. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility.

Taxes; RIC Status

The Fund intends to elect to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to qualify as a RIC in each taxable year after that. The Fund has made or intends to make a timely election to be classified as an association taxable as a corporation for U.S. federal income tax purposes so that it can make a valid RIC election. Because the Fund intends to qualify as a RIC, it is expected to have attributes not generally found in traditional unregistered private funds, including simpler tax reporting on IRS Form 1099-DIV or Form 1042-S, as applicable, and avoidance of unrelated business taxable income (“UBTI”) for tax-exempt investors. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are currently distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable.

For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “Material U.S. Federal Income Tax Considerations.”

Prospective investors are urged to consult their tax advisors with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

ERISA

Investors subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund are not “plan assets” of the ERISA plans investing in the Fund. Accordingly, neither ERISA’s fiduciary responsibility nor prohibited transaction rules apply to the Fund nor the Adviser.

Distributions

To the extent that it has taxable income available, the Fund is expected to distribute monthly dividends to Shareholders. The amount of dividends, if any, will ultimately be determined by the Board generally based upon the earnings estimated by the Adviser.

Because the Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Code, the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, the Fund will furnish a statement on IRS Form 1099-DIV or Form 1042-S, as applicable, identifying the amount and character of the Fund’s distributions. See “Material U.S. Federal Income Tax Considerations” below.

Reinvestment of Dividends

The Fund will reinvest dividends on behalf of those Shareholders that do not elect to receive their dividends in cash. As a result, if the Board authorizes, and the Fund declares, a cash dividend or other distribution, then Shareholders who do not “opt out” of the DRIP, will have their cash distributions automatically reinvested in additional Shares of the applicable class. Shareholders can elect to “opt out” of the DRIP in their Subscription Agreement or by notifying the Fund or its designee in writing no later than ten days prior to the record date for dividends to Shareholders.

There will be no brokerage charges or other charges to Shareholders who participate in the plan. The plan administrator’s fees will be paid by the Fund.

Shareholders who receive distributions in the form of additional Shares are generally subject to the same U.S. federal, state and local tax consequences as are Shareholders who elect to receive their distributions in cash. Since a participating Shareholder’s cash distributions will be reinvested, however, such Shareholder will not receive cash with which to pay any applicable taxes on reinvested distributions. A Shareholder’s basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will generally be equal to the total dollar amount of the distribution payable to the Shareholder. Any Shares received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

Share Repurchase Program

To provide a limited degree of liquidity to Shareholders, at the sole discretion of the Board, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders.

At the discretion of the Board and beginning no later than 12 months following the 1940 Act Registration, the Fund intends to commence a share repurchase program in which it intends to offer to repurchase up to 5% of its Shares outstanding (either by number of Shares or aggregate NAV) in each quarter. The Board may amend, suspend or terminate the share repurchase program at any time if it deems such action to be in the Fund’s best interest and the best interest of Shareholders as a whole. As a result, Share repurchases may not be available each quarter. The Fund currently intends to conduct any such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, with the terms of such tender offer published in a tender offer statement to be sent to all Shareholders and filed on Schedule TO. All Shares purchased by the Fund pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued Shares.

Under the share repurchase program, to the extent the Fund offers to repurchase Shares in any particular quarter, it expects to repurchase Shares pursuant to tender offers using a purchase price equal to the NAV per Share as of the last calendar day of the applicable month designated by the Board, except that the Fund expects to deduct 2.00% from such NAV for Shares that have not been outstanding for at least one year (the “Early Repurchase Deduction”) other than Shares issued pursuant to the DRIP. The one-year holding period is measured as of the closing date immediately following the repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death or qualified disability of a Shareholder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining Shareholders.

In the event the amount of Shares tendered exceeds the repurchase offer amount, Shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable.

For cash management and other purposes and in order to provide liquidity for share repurchases, the Fund anticipates maintaining an allocation to more liquid credit investments. The Fund expects that the instruments underlying its liquid credit investments will primarily be the same as the instruments underlying its directly originated loans (including loans, notes, bonds and other corporate debt securities). The Fund may fund repurchase requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and the Fund has no limits on the amounts it may pay from such sources. Should making repurchase offers, in the Board’s judgment, place an undue burden on its liquidity, adversely affect its operations or risk having an adverse impact on the Fund as a whole, or should the Board otherwise determine that investing the Fund’s liquid assets in self-originated loans or other illiquid investments rather than repurchasing Shares is in the best interests of the Fund and its Shareholders as a whole, then the Fund may choose to offer to repurchase fewer Shares than described above, or none at all.

In the future, the Board may determine that it is in the best interests of the Fund to adopt a fundamental policy to operate as an “interval fund” in reliance on Rule 23c-3 under the 1940 Act (“Rule 23c-3”). Adopting such a policy would require the Fund to make quarterly repurchase offers of between 5% and 25% of Shares, as approved by the Board, and subject the Fund to the conditions of Rule 23c-3. Should the Fund elect to rely on Rule 23c-3, it will (i) maintain investment objective, strategies and investment policies, guidelines and restrictions that are materially equivalent to those currently being used by the Fund and (ii) notify Shareholders in advance.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.
Co-Investments	As a registered investment company, the Fund will be prohibited under the 1940 Act from conducting certain transactions alongside its affiliates without the prior approval of the SEC and, in some cases, of its Independent Trustees. The Fund and the Adviser intend to rely on an exemptive order from the SEC to co-invest alongside other funds and accounts managed and controlled by the Adviser and its affiliates, in a manner consistent with the Fund’s investment objective, policies and restrictions as well as applicable regulatory requirements (the “Co-Investment Exemptive Order”). The Co-Investment Exemptive Order contains certain conditions that limit or restrict the Fund’s ability to participate in such investment opportunities.
Conflicts; Allocation	The principals of the Adviser or its affiliates manage and in the future expect to manage other investment funds or accounts (such investment funds and accounts, together with the Fund, “Fortress Managed Accounts,” provided that, except where otherwise specifically stated herein, Fortress Managed Accounts shall not include investment funds and accounts managed by (i) the indirect owner(s) of Fortress or (ii) any person controlling, controlled by or under common control with such indirect owner(s) that is not also controlled by Fortress) with similar or overlapping investment strategies. In order to address potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and it, or its affiliates’ similar fiduciary obligations to other Fortress Managed Accounts, the Adviser has put in place an investment allocation policy (the “Allocation Policy”) that seeks to ensure fair and equitable allocation of investment opportunities over time.

To the extent that the Fund’s investment strategies overlap with that of other Fortress Managed Accounts, determinations as to the allocation of the investment opportunities among the Fund and those Fortress Managed Accounts will be made by Fortress and its affiliates in their sole discretion, in accordance with the Allocation Policy and the “obligation to offer” provisions contained in the applicable Fortress Managed Accounts’ constituting documents (the “Fund Documentation”) or any other applicable contractual, regulatory or similar obligations binding on Fortress, the Adviser or their respective affiliates, subject to the 1940 Act. In the event that such Fund Documentation or other obligations are not determinative, Fortress will generally assess whether an investment opportunity is appropriate for a particular Fortress Managed Account based on, among other things, the Fortress Managed Account’s investment objectives, strategies and structure, as reflected in its Fund Documentation, as well as portfolio construction considerations. The Allocation Policy is based on factors intended to allocate investment opportunities in a manner that, over time, is on a fair and equitable basis, and that Fortress and its affiliates reasonably determine in good faith to be appropriate for the Fund and such other Fortress Managed Accounts. Fortress regularly reviews the Allocation Policy, which is subject to change over time.

In addition, frequently, the nature of a potential conflict of interest will evolve over time. As a result, the approach the Adviser will take to mitigate a conflict of interest, and the implementation of related policies and procedures, may correspondingly evolve over time as the facts and circumstances relating to the potential conflict change. There can be no assurance that the Adviser will identify or resolve all conflicts of interest in a manner that is favorable to the Fund or its Shareholders.

The Adviser allocates fees and expenses generated in connection with potential portfolio investments (whether or not they are consummated) and common expenses among the Fund and other clients of the Adviser in a manner that is fair and equitable over time and in accordance with policies adopted by the Adviser and otherwise in accordance with the Investment Advisory Agreement, the Administration Agreement and the Co-Investment Exemptive Order.

Distribution and Servicing Fee

Class S and Class D Shares will be subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class S or Class D Shares of the Fund. In anticipation of receipt of the Multi-Class Exemptive Order, the Fund has adopted a distribution and servicing plan for its Class S and Class D Shares (the “Distribution and Servicing Plan”), which will be effective upon receipt of the Multi-Class Exemptive Order. The Distribution and Servicing Plan will operate in a manner consistent with Rule 12b-1 under the 1940 Act, as will be required under the terms of the Multi-Class Exemptive Order, and the Fund will pay the Distribution and Servicing Fee with respect to its Class S and Class D Shares.

Class S and Class D Shares will pay a Distribution and Servicing Fee to the Distributor at an annual rate of 0.85% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class, to be calculated as of the beginning of the first calendar day of each applicable month, and payable monthly in arrears. For purposes of determining the Distribution and Servicing Fee, the Fund’s NAV will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable.

Class I Shares are not subject to a Distribution and Servicing Fee.

The Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Custodian	State Street Bank and Trust Company (in such capacity, the “Custodian”), performs certain custodian and other services for the Fund. The Fund has entered into a custody agreement with the Custodian that contains provisions of a customary nature and provides for the Fund to pay the Custodian fees of a customary nature (each as more particularly set forth therein).
Distributor

Foreside Financial Services, LLC (the “Distributor”) acts as the distributor of the Shares and offers the Shares on a reasonable best efforts basis, subject to various conditions.

The Distributor may retain additional selling agents or other financial intermediaries to place Shares. Such selling agents or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus.

Fiscal and Tax Year	The Fund’s fiscal year is the 12-month period ending on December 31. The Fund’s taxable year is the 12-month period ending on December 31.
Risk Factors

The Fund is subject to substantial risks, including market risks and strategy risks. The Fund also is subject to the risks associated with the investment strategies employed by the Adviser. While the Adviser will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Adviser and its affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. Past results of the Adviser and its principals are not indicative of future results. Prospective investors should review carefully the risk factors associated with an investment in the Fund described in “Risks” below. Prospective investors also should consult with their own financial, legal, investment and tax advisors prior to investing in the Fund.

Summary of Fees and Expenses

The fee table below is intended to assist Shareholders in understanding the various costs and expenses that the Fund expects to incur, and that Shareholders can expect to bear, by investing in the Fund. The amount presented in the table estimates the amounts the Fund expects to pay during the first 12 months, assuming the Fund raises $[625] million of proceeds during that time.

Shareholder Transaction Expenses (fees paid directly from your investment)	Class S Shares	Class D Shares	Class I Shares
Maximum Sales Load (as a percentage of purchase amount)(1)	3.50%	3.50%	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%	2.00%	2.00%
Estimated Annual Operating Expenses (as a percentage of net assets attributable to Shares)	Class S Shares	Class D Shares	Class I Shares
Management Fee(3)	[0.94]%	[0.94]%	[0.94]%
Incentive Fee(4)	[-]%	[-]%	[-]%
Other Expenses(5)	[2.33]%	[2.33]%	[2.33]%
Distribution and Servicing Fee	0.85%	0.25%	-%
Interest Payments on Borrowed Funds(6)	[1.70]%	[1.70]%	[1.70]%
Total Annual Expenses	[5.82]%	[5.22]%	[4.97]%
Fee Waivers and/or Expense Reimbursement(7)	([1.27])%	([1.27])%	([1.27])%
Total Annual Expenses (After Fee Waiver and/or Expense Reimbursement)	[4.55]%	[3.95]%	[3.70]%
__________________________________

(1)	The Class S and Class D Shares will each be sold subject to a sales load of up to 3.50%, of an investor’s investment amount. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. The Class I Shares are not sold subject to a sales load. Financial intermediaries may impose additional charges in connection with purchases of Shares. If a Shareholder buys Class D Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine.

(2)	A 2.00% Early Repurchase Deduction payable to the Fund will be charged with respect to the repurchase of Shares that have not been outstanding for at least one year, other than with respect to Shares issued pursuant to the DRIP. The one-year holding period is measured as of the closing date immediately following the repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death or qualified disability of a Shareholder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining Shareholders.

(3)	The Fund pays the Adviser a monthly Management Fee for management services in an amount equal to an annual rate of 0.75% of the Fund’s Managed Assets, payable monthly in arrears, calculated as of the end of the most recently completed month and adjusted for any issuances, repurchases, dividends or distributions of the Fund’s Shares during the relevant calendar month. “Managed Assets” means the total assets of the Fund (including debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) minus the sum of accrued liabilities of the Fund (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). [The table above assumes that the Fund borrows money for investment purposes at an average amount of [25]% of its net assets. The Management Fee reflected in this table based on this estimate is greater than [0.75]% since it is computed as a percentage of the Fund’s net assets for presentation therein. In addition, if the Fund’s leverage were to exceed this [25]% estimate, in accordance with the requirements of the 1940 Act, due to additional borrowings, then the Management Fee in relation to its net assets would be higher than the estimate presented in the table and, conversely, if the Fund’s leverage is less than this [25]% estimate, then the Management Fee in relation to its net assets would be lower than the estimate presented in the table.]

(4)	At the end of each calendar quarter, the Adviser is entitled to receive an Incentive Fee equal to 10% of the Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter, or an annualized hurdle rate of 6.00%, subject to a “catch-up” feature. The Incentive Fee is calculated and payable quarterly in arrears. The actual amount of the Incentive Fee will vary over time and may be more or less than the amount in the table above. Because the Incentive Fee is speculative, no Incentive Fee is presented for the initial year of the Fund’s operations.

(5)	[Other Expenses include, among other things, estimated professional fees and other expenses that the Fund will bear, including organizational, initial and ongoing offering costs and fees and/or expenses of the Administrator, transfer agent and Custodian, and the reimbursement of the Fund’s allocable portion of the Administrator’s overhead and other expenses (including travel expenses) incurred by the Administrator in performing its obligations under the Administration Agreement, including the Fund’s allocable portion of the compensation, rent and other expenses of certain of officers of the Fund and their respective staffs.]

(6)	The table assumes the use of leverage in an amount equal to [25]% of the Fund’s net assets, and assumes the annual interest rate on borrowings is [6.41]%. The Fund’s actual interest costs associated with leverage may differ from the estimates above.

(7)	Pursuant to the Expense Limitation Agreement with the Fund, the Adviser has agreed contractually to waive its management fees and/or reimburse the Fund’s organizational and offering costs, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund's monthly total annualized fund operating expenses (including, but not limited to, the Management Fee and organizational and offering expenses) in respect of each class (excluding (i) incentive fees, (ii) any distribution and/or servicing fees, (iii) all fees and expenses of special purpose vehicles in which the Fund or its subsidiaries invest (including management fees, performance-based incentive fees, and administrative service fees), (iv) fees payable to third parties in connection with the sourcing or identification of portfolio investments, (v) brokerage costs, (vi) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) investment-related expenses associated with consummated and unconsummated transactions, including legal costs, valuation agents, sourcing fees, due diligence-related fees, structuring and advisory costs, costs of third-party consultants, and brokerage commissions, associated with the acquisition, disposition and maintenance of investments (including asset management), (viii) acquired fund fees and expenses, (ix) taxes, (x) litigation and (xi) extraordinary expenses (as determined in the sole discretion of the Adviser)) exceed the Expense Cap of 2.00% of the month-end NAV of such class. In consideration of the Adviser’s agreement to waive its management fees and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived management fees and Fund expenses reimbursed in respect of each class of Shares subject to the limitation that a reimbursement will be made only if and to the extent that it: (i) is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser and (ii) will not cause the Fund’s annualized operating expenses (after recoupment) to exceed the lesser of (a) the Expense Cap in effect at the time of the waiver, and (b) the Expense Cap in effect at the time of recoupment. The Expense Limitation Agreement has a term of one year from the date of this Prospectus, and will be subject to renewal thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Independent Trustees and the Adviser. The Expense Limitation Agreement may be terminated by the Board upon thirty days’ written notice to the Adviser.

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses Shareholders will bear.

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Because there are no costs to you associated with repurchases of your Shares if held through the end of the period indicated, your costs would be the same whether you hold your Shares or tender your Shares for repurchase at the end of the time periods indicated. The examples assume that all distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses remain the same (except that the examples incorporate the fee waiver and expense reimbursement arrangements from the Expense Limitation Agreement for only the one-year example and the first year of the three-, five- and ten-year examples, and the Annual Expenses have been reduced after the first year of the three-, five- and ten-year examples to reflect the completion of organization expense amortization). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

The examples illustrate the expenses, including a sales load, as applicable, that you would pay on a $1,000 investment in each class of Shares, assuming a 5% annual return.

	1 Year		3 Years		5 Years		10 Years
Class S	$	[79]	$	[191]	$	[301]	$	[568]
Class D	$	[73]	$	[175]	$	[276]	$	[526]
Class I	$	[37]	$	[138]	$	[238]	$	[490]

The examples above are based on the annual fees and expenses set forth on the table above. They should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5.0% return assumed in the examples. A greater rate of return than that used in the Examples would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of any Incentive Fee, if applicable.

The Fund

The Fund is a recently formed Delaware statutory trust registered under the 1940 Act as a non-diversified, closed-end management investment company, which prior to the 1940 Act Registration, operated as a private fund in reliance on an exemption from the definition of “investment company” under Section 3(c)(7) or Section 3(c)(1) of the 1940 Act. The Fund’s principal office is located at 1345 Avenue of the Americas, New York, NY 10105.

Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement entered into between the Fund and the Adviser. The Board is responsible for monitoring and overseeing the investment program of the Fund. See “Management of the Fund.”

Use of Proceeds

The proceeds from the sale of Shares, not including the amount of the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable after receipt of such proceeds, consistent with market conditions and the availability of suitable investments and capital inflows into the Fund. The Fund anticipates that it will take a longer period of time to allocate proceeds of its continuous offering to certain investments due to the nature of those investments. It is anticipated that proceeds from the sale of Shares will be invested in or committed to appropriate investment opportunities within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending as long as six months.

Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. The Fund may not achieve its investment objective, or otherwise fully satisfy its investment policies, during such periods in which the Fund’s assets are not able to be substantially invested in accordance with its investment strategies.

Investment Program

Investment Objective

The Fund’s investment objective is to provide superior risk-adjusted returns and to generate current income and capital appreciation through various market cycles by investing in a diversified portfolio of liquid, semi-liquid and illiquid asset classes. Under normal circumstances, the Fund intends to invest directly or indirectly at least 80% of the Fund’s assets (net assets plus borrowings for investment purposes) in private credit investments, (loans, bonds and other credit-oriented investments) and other investments that are expected to (i) make regular distributions, dividends or interest payments and (ii) generate returns primarily from income, in each case, that are issued in private offerings or issued by private companies. The Fund seeks to invest across a diversified portfolio of corporate credit, structured credit, asset-backed finance and hybrid capital. The Fund seeks risk-adjusted returns that exhibit lower correlation to traditional fixed income by tactically allocating among liquid, semi-liquid and illiquid credit strategies based on market opportunities. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the global credit spectrum.

The Fund’s investment objective is not a fundamental policy of the Fund and may be changed by the Board without the approval of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Fund’s fundamental policies, which are listed in the SAI, may only be changed by the affirmative vote of a majority of the Fund’s outstanding voting securities.

Investment Strategy

The Fund is structured to provide a single point of access to the full spectrum of credit strategies available across the Adviser and its affiliates’ global investment platform. The Fund’s portfolio will be anchored in corporate direct loans, liquid credit, structured credit (CLO debt and equity), asset based finance (consumer and commercial loan flow programs), hybrid capital (preferred and structured equity), asset secured loans (including asset-based credit, structured credit, intellectual property, legal assets, European distressed loans, residential assets and transportation and infrastructure), real estate credit, and asset-backed securities (residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), consumer-related debt, equipment and structured corporate receivables). The Fund will allocate opportunistically among these categories using a top-down assessment of macro market conditions and a bottom-up fundamental evaluation of collateral quality and structure. This flexible mandate allows the Fund to capture relative value across credit markets while maintaining a liquidity sleeve to support quarterly repurchases.

Within the asset-based credit domain, the Fund may invest in consumer finance platforms and related assets, including loans secured by residential real estate, auto loans, credit card receivables and other consumer obligations. The Fund may also allocate capital to commercial finance opportunities, including equipment leasing, fund finance and receivables-based lending. In the commercial real estate sector, the Fund may originate or acquire senior mortgage loans, mezzanine debt, or preferred equity interests secured by income-producing properties.

In addition to private and structured credit, the Fund may allocate to broadly syndicated loans, high-yield bonds, sovereign or municipal debt, and investment-grade corporate credit. The Fund may also engage in opportunistic trading strategies in public credit markets to enhance liquidity and manage cash positions.

The Fund may invest directly or indirectly through affiliated investment vehicles, joint ventures or operating entities, including insurance-related companies, domiciled in the U.S. or in non-U.S. jurisdictions. Investments may be made in both U.S. and non-U.S. markets, and the Fund is not subject to any prescribed limits on non-U.S. exposure.

While the Fund is expected to concentrate primarily on U.S.-based investments, it may allocate capital to select non-U.S. opportunities where the Adviser possesses sourcing and underwriting capabilities. The Fund may opportunistically invest in unrated or below-investment-grade securities and may utilize covenant-lite structures where deemed appropriate based on market conditions and other factors.

The Fund operates, and intends to continue to qualify, as a “limited derivatives user” as defined in Rule 18f-4 under the 1940 Act, meaning the Fund limits its derivatives exposure to 10% of its net assets at any time, excluding certain currency and interest rate hedging transactions. The Fund may utilize derivative instruments for hedging purposes, including but not limited to interest rate swaps, currency forwards, credit default swaps, exchange traded funds and index options. Such instruments shall be employed in accordance with applicable legal and regulatory requirements.

The Fund may also pursue additional investment types on an opportunistic basis, provided such investments are consistent with the Fund’s stated objective and strategy framework, and are permissible under the 1940 Act and other relevant regulatory guidelines.

The Fund expects that certain of its credit investments will be liquid (including certain asset based and real estate credit, structured credit and liquid credit investments) and may be used for the purposes of maintaining liquidity to facilitate redemptive capacity and treasury management considerations, while also presenting an opportunity for investment returns.

The Fund is permitted to change its 80% policy without a shareholder vote, provided the Fund conducts a repurchase offer prior to the change, the Fund provides at least 60 days’ prior notice of any change in the policy in advance of the offer, the offer is not oversubscribed and the Fund purchases Shares at their NAV.

There can be no assurance that the Fund’s investment objective will be achieved, and certain investment practices can, in some circumstances, potentially increase any adverse impact on the Fund’s investment portfolio. Actual investment results may vary substantially from the Fund’s investment objective.

The Adviser will comply with the provisions of the 1940 Act relating to investment advisory contracts as an investment adviser to the subsidiaries under Section 2(a)(20) of the 1940 Act. The subsidiaries will comply with the provisions relating to affiliated transactions and custody of the 1940 Act. The Fund does not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly owned by the Fund.

The Fund may utilize derivative instruments for hedging purposes. The Fund may, but is not required to, enter into interest rate, foreign exchange, and/or other derivative arrangements to hedge interest rate, currency, credit and/or other risks. These hedging activities will be subject to applicable legal and regulatory compliance requirements. The Fund will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy the Fund employs will be successful.

The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. The Fund intends to utilize leverage for investment purposes. The Fund is limited in its use of leverage as permitted by the 1940 Act. With respect to senior securities representing indebtedness, other than temporary borrowings as defined under the 1940 Act, the Fund is required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are preferred stock, the Fund is required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

The Fund intends to elect to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Code and intends to qualify as a RIC in each taxable year after that. The Fund generally intends to distribute, out of assets legally available for distribution, substantially all of its available earnings, on a monthly basis, as determined by the Board in its sole discretion.

At the discretion of the Board and beginning no later than 12 months following the date on which the Fund makes the 1940 Act Registration, the Fund intends to commence a share repurchase program in which it intends to offer to repurchase up to 5% of its Shares outstanding (either by number of Shares or aggregate NAV) in each quarter. The Fund currently intends to conduct any such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the 1934 Act, and the 1940 Act, with the terms of such tender offer published in a tender offer statement to be sent to all Shareholders and filed on Schedule TO. All Shares purchased by the Fund pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued Shares.

In the future, the Board may determine that it is in the best interests of the Fund to adopt a fundamental policy to operate as an “interval fund” in reliance on Rule 23c-3. Adopting such a policy would require the Fund to make quarterly repurchase offers of between 5% and 25% of shares, as approved by the Board, and subject the Fund to the conditions of Rule 23c-3. Should the Fund elect to rely on Rule 23c-3, it will (i) maintain investment objective, strategies and investment policies, guidelines and restrictions that are materially equivalent to those currently being used by the Fund and (ii) notify Shareholders in advance.

Investment Process Summary

The Fund’s investment process is directed by the Chief Investment Officers (“CIOs”) of the Adviser, Drew McKnight and Jack Neumark, in coordination with the Fortress Credit Investment Committee. Utilizing the firm’s global credit platform, the CIOs and affiliated research teams employ a fundamental, bottom-up approach to evaluate investment opportunities. This process emphasizes downside protection, attractive risk-adjusted returns, and appropriate liquidity. All investments are expected to undergo a rigorous, multi-stage underwriting process, culminating in approval by the Investment Committee. Prior to formal Investment Committee submission, opportunities are vetted through a structured review process that generally includes financial modeling, sector analysis, and risk assessment. The Fund benefits from Fortress’s global origination platform, which provides access to a broad and differentiated pipeline across geographies and asset classes. Potential investments are proposed to the Fund’s Investment Committee for portfolio fit evaluation, considering factors such as yield, rate and spread duration, liquidity, volatility, sector concentration, income risk, principal risk, priority (seniority), market size, leverage (explicit or implicit), market technical analysis, and internal rating frameworks. Pipeline meetings are expected to be held to evaluate new and existing opportunities, with participation from origination and asset management teams. These sessions are intended to ensure alignment across sourcing, underwriting, and portfolio construction. Once invested, positions are actively monitored through ongoing performance reviews, covenant compliance tracking, and regular financial reporting to ensure continued alignment with underwriting assumptions and risk parameters. Approval is required from the Fund’s Investment Committee before any transaction advances to final underwriting and execution.

Allocation of the Fund’s assets among the various credit strategies is determined collectively by the Fund’s portfolio managers, as well as Drew McKnight and Jack Neumark. The Fund’s portfolio managers are broadly responsible for (i) formulating, monitoring and updating the investment strategies of the Fund, (ii) advising as to strategic and tactical allocation in response to dynamic market conditions and other factors, and reviewing weightings across credit strategies to ensure they are consistent with the target allocations, (iii) oversight of the investment portfolio of the Fund, (iv) reviewing the valuation policy and investment procedures for the Fund and (v) monitoring the risk management process for the Fund.

Structure of Investments

Corporate Credit

The Fund intends to allocate a significant portion of its portfolio to corporate credit. This includes but is not limited to:

●	Private loans: senior and subordinated loans to middle-market and larger corporate borrowers. These may be first-lien or unitranche facilities with strong collateral coverage, as well as second-lien or mezzanine loans where risk-adjusted returns are compelling. Borrowers may be sponsor-backed or non-sponsor companies, and financings can be used for acquisitions, growth capital or refinancings.

●	Liquid credit: broadly syndicated loans and high-yield bonds, allowing the Fund to manage liquidity, duration and market exposure. These instruments help support the Fund’s quarterly repurchase program and provide flexibility to redeploy capital as opportunities arise.

Covenants, collateral protections and other lender controls will be negotiated on a deal-by-deal basis. The Fund generally prefers floating-rate structures to hedge interest-rate risk and may seek call protection or other features that support portfolio income.

Structured Credit

The Fund intends to invest in collateralized loan obligations (“CLOs”) which represent portfolios of corporate loans that are governed by a securitization structure, as well as other similar types of investments. Exposure may include debt or equity tranches, at various credit ratings, depending on market conditions and relative value. Structured-credit investments offer the potential for attractive yields and embedded credit enhancements, though they are subject to market volatility and structural complexity.

Asset-Backed Finance

The Fund intends to pursue opportunities backed by tangible or financial assets. Examples include:

●	Consumer and commercial loan-flow programs: forward-flow agreements or loan purchases from specialty finance platforms in areas such as consumer unsecured loans, small-business loans, point-of-sale financing and other receivables.

●	Asset-secured loans: loans collateralized by intellectual property or by hard assets such as aviation equipment, transportation fleets, infrastructure assets or other essential equipment. These loans typically offer strong collateral coverage and contractual cash flows.

●	Real estate credit: senior mortgage loans, mezzanine loans or preferred equity interests secured by income-producing commercial or residential properties (CRE debt). Exposure may also include loans to single-family rental platforms, home-equity investments and other housing-related finance.

These transactions are often structured with protective covenants, cash-flow sweeps and other features to mitigate downside risk.

Asset-Backed Securities

The Fund may invest in securities issued by securitization vehicles including RMBS, CMBS and other asset-backed securities. Exposure may include debt or equity tranches, depending on market conditions and relative value. Asset-backed securities offer the potential for diversification, attractive yields and embedded credit enhancements, though they are subject to market volatility and structural complexity.

●	Hybrid Capital and Opportunistic Equity

The Fund may invest in preferred equity, structured equity or convertible instruments that provide current income with the potential for upside participation. Such investments are typically subordinate to debt in the capital structure but senior to common equity. In some instances, the Fund’s loans may include warrants or profit-participation rights; the Fund may also hold positions in liquid public equities where they complement the credit portfolio or facilitate hedging strategies.

The Fund may also invest outside of the categories listed above on an opportunistic basis.

●	Risk Management

Across asset classes, the Adviser seeks to structure investments with the best achievable seniority and collateral while targeting the Fund’s return objectives. Key risk-mitigation tools include:

●	Requiring a total return, interest plus any equity participation, that compensates for credit and liquidity risk.

●	Employing predominantly floating-rate instruments to help protect the portfolio from interest rate volatility.

●	Negotiating affirmative and negative covenants, reporting requirements, change-of-control provisions and, where appropriate, board observer rights to enhance oversight.

●	Diversifying across borrowers, industries, asset types and geographies to limit concentration risk and opportunistically shifting among liquid, semi-liquid and illiquid strategies based on market conditions.

Fortress Overview

Fortress Investment Group LLC, an affiliate of the Adviser, is a leading global investment management firm. Fortress offers a range of alternative investment strategies, including credit, real estate, and private equity for institutional and private investors around the world. As of June 30, 2026, Fortress had approximately $55 billion in assets under management. Fortress is co-headquartered in New York and Dallas, and has offices in Abu Dhabi, Atlanta, Greenwich, Hong Kong, London, Los Angeles, Madrid, Menlo Park, Rome, Sydney and Tokyo.

On May 14, 2024, Fortress and Mubadala Investment Company, through its wholly-owned asset management subsidiary Mubadala Capital, completed the previously announced acquisition of 90.01% of Fortress equity from SoftBank Group Corp. (the “Fortress Transaction”). As a result of the Fortress Transaction, members of Fortress management own a class of equity entitling Fortress management to appoint a majority of the board of directors of Fortress. Fortress continues to operate as an independent investment manager under the Fortress brand, with full autonomy over investment processes and decision making, personnel and operations.

Fortress operates the following six complementary business lines, which Fortress believes work together to provide attractive risk-return profiles:

●	Corporate Credit: focused on direct lending to sponsored and non-sponsored middle-market borrowers, as well as liquid credit with the flexibility to invest throughout the capital structure.

●	Asset-Backed Finance: focused on a variety of asset-backed finance specialties, including asset-based credit, structured credit, intellectual property, legal assets, European distressed loans, residential assets and transportation and infrastructure.

●	Real Estate: a cross-capital structure investment platform that aims to provide debt and equity solutions for the commercial and residential real estate sectors, as well as net lease investments.

●	Private Equity: primarily focused on making control-oriented investments in cash flow generating assets and asset-based businesses primarily within North America and Europe. Also, a provider of fund liquidity solutions and non-control equity investments.

●	Insurance Solutions: provider of strategic capital and asset management solutions for the insurance industry through both growth equity and preferred equity investments, as well as a lender via senior secured loans and other forms of term financing.

●	Multi-Manager: a platform that seeks to provide investors with the benefits of a liquid, diversified and market neutral strategy, generating consistent, uncorrelated returns in all market environments through a diversified set of specialized portfolio managers across sectors, strategies and geographies.

Fortress has a long-term oriented, flexible capital base that allows it to invest across industries, geographies, capital structures and asset classes with extensive experience in the origination, underwriting and restructuring of investments across market cycles.

Leverage

The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. The Fund intends to utilize leverage for investment purposes. The Fund is limited in its use of leverage as permitted by the 1940 Act. With respect to senior securities representing indebtedness, other than temporary borrowings as defined under the 1940 Act, the Fund is required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are preferred stock, the Fund is required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. Currently, the Fund has no intention to issue preferred shares. The use of leverage creates an opportunity for increased investment returns, but also creates risks for the holders of Shares.

Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Credit Facility

The Fund may establish one or more credit facilities and enter into other financing arrangements for a range of purposes, including: (i) to provide liquidity for investment funding requests from underlying investments; (ii) to satisfy tender requests; (iii) to manage timing issues in connection with the inflows of additional capital and the acquisition of Fund investments; (iv) to otherwise satisfy Fund obligations; or (v) for investment purposes. The Fund cannot assure Shareholders that the Fund will be able to enter into a credit facility. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require the Fund to pledge assets and/or commitments (and the ability to enforce the payment thereof) and may ask the Fund to comply with positive or negative covenants that could have an effect on the Fund’s operations. In addition, from time to time, the Fund’s losses on leveraged investments may result in the liquidation of other investments held by the Fund.

Risks

An Investment in the Fund involveS A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. The following risk factors describe potential material risks that should be carefully evaluated before making an investment in the Fund. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. Investors should consult with their own financial, legal, investment and tax advisors prior to investing in the fund.

Investment in the Fund is suitable only for those persons who, either alone or together with their duly designated representative, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment, who can afford to bear the economic risk of their investment, who are able to withstand a total loss of their investment and who have no need for liquidity in their investment and no need to dispose of their Shares to satisfy current financial needs and contingencies or existing or contemplated undertakings or indebtedness. Potential investors with questions as to the suitability of an investment in the Fund should consult their professional advisors to assist them in making their own legal, tax, accounting and financial evaluation of the merits and risks of investment in the Fund in light of their own circumstances and financial condition.

The Fund’s investment program is speculative and entails substantial risks. In considering participation in the Fund, prospective investors should be aware of certain risk factors, which include the following:

Risks Related to the Fund’s Business and Structure

The Fund has a limited operating history.

The Fund commenced operations on June 9, 2026, at which time it operated as a private fund in reliance upon the exclusion from the definition of an investment company in Sections 3(c)(1) or 3(c)(7) of the 1940 Act. On November 2, 2026, the Fund registered as a closed-end management investment company under the 1940 Act. Prior to the filing of this registration statement, the Fund has been owned solely by investors who are accredited investors and qualified purchasers, each as defined in the 1940 Act. The Fund is a recently organized entity with limited history upon which to evaluate its likely performance and the Fund’s performance prior to its registration under the 1940 Act may have differed had the Fund been so registered. Past performance of other funds and accounts managed or advised by Fortress or the Adviser is of limited relevance as an indicator of future performance of the Fund. The Fund is designed primarily as a long-term investment vehicle and not as a trading tool. An investment in the Shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. The value of the Shares could decline substantially and cause Shareholders to lose some or all of their investment.

The Shareholders may not be able to transfer or otherwise dispose of the Shares at desired times or prices, or at all.

The Shares will not be listed for trading on a stock exchange or other securities market. There is no guarantee that a public market for the Shares will ever develop.

At the discretion of the Board and beginning no later than 12 months following the date on which the Fund makes the 1940 Act Registration, the Fund intends to commence a share repurchase program in which it intends to offer to repurchase up to 5% of its Shares outstanding (either by number of Shares or aggregate NAV) in each quarter. The Board may amend, suspend or terminate the share repurchase program at any time if it deems such action to be in the Fund’s best interest and the best interest of Shareholders. As a result, Share repurchases may not be available each quarter.

The Fund may have difficulty sourcing investment opportunities.

The Fund has not identified all of the potential investments for its portfolio that it wishes to acquire beginning on its initial closing. The Fund cannot assure investors that it will be able to locate a sufficient number of suitable investment opportunities to allow it to deploy all of its capital successfully. In addition, privately negotiated investments in loans and illiquid securities of private companies require substantial due diligence and structuring, and the Fund cannot assure investors that it will achieve its anticipated investment pace. As a result, investors will be unable to evaluate any future portfolio investments, and the economic merits, transaction terms or other financial or operational data thereof, prior to making a decision to invest. Additionally, the Adviser will select the Fund’s investments subsequent to this offering, and Shareholders will have no input with respect to such investment decisions. Investors, therefore, must rely on the Adviser to implement the Fund’s investment policies, to evaluate all of its investment opportunities and to structure the terms of its investments. These factors increase the uncertainty, and thus the risk, of investing in the Shares. To the extent the Fund is unable to deploy all of its capital, its investment income and, in turn, the Fund’s results of operations, will likely be materially adversely affected.

In addition, it could take some time to invest substantially all of the capital the Fund expects to raise due to market conditions generally and the time necessary to identify, evaluate, structure, negotiate and close suitable investments in private companies. In order to comply with the RIC diversification requirements during the startup period, the Fund may invest proceeds in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment, which the Fund expects will earn yields substantially lower than the interest, dividend or other income that the Fund seeks to receive in respect of suitable portfolio investments. Distributions paid during this period may be substantially lower than the distributions the Fund expects to pay when its portfolio is fully invested. The Fund will pay the Management Fee to the Adviser throughout this interim period irrespective of the Fund’s performance. If the Management Fee and the Fund’s other expenses exceed the return on the temporary investments, the Fund’s equity capital will be reduced. If the Fund does not produce positive investment returns, expenses and fees will reduce the amount of the original invested capital recovered by the Shareholders to an amount less than the amount invested in the Fund by such Shareholders.

The Fund generally will not control the business operations of the companies underlying its portfolio investments.

The Fund anticipates that it will acquire a significant percentage of its portfolio investments from privately held companies in directly negotiated transactions. The Fund does not expect to control most of the companies underlying its portfolio investments, although it may have board representation or board observation rights, and the Fund’s debt agreements may impose certain restrictive covenants on its borrowers. As a result, the Fund is subject to the risk that a company in which it invests may make business decisions with which the Fund disagrees and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor and could decrease the value of the Fund’s portfolio holdings.

Due to the illiquid nature of the Fund’s holdings in its portfolio investments, the Fund may not be able to dispose of its interests in the Fund’s portfolio investments.

The illiquidity of the Fund’s expected portfolio investments may make it difficult or impossible for the Fund to sell investments if the need arises. Many of these investments will be subject to legal and other restrictions on resale or will otherwise be less liquid than exchange-listed securities or other securities for which there is an active trading market. The Fund typically would be unable to exit these investments unless and until the company underlying the Fund’s portfolio investment has a liquidity event such as a sale, maturity, refinancing, or initial public offering. If the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which the Fund has previously recorded its investments, which could have a material adverse effect on the Fund’s business, financial condition and results of operations. Moreover, investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer, market events, economic conditions or investor perceptions. While a portion of the Fund’s portfolio is expected to be maintained in a liquidity sleeve to support quarterly repurchase offers and opportunistic repositioning without forcing sales of illiquid holdings, the Fund has no obligation to maintain any formulaic amount in the liquidity sleeve and amounts in the liquidity sleeve may be insufficient such that the Fund may be required to liquidate a portion of its portfolio quickly to support quarterly repurchase offers and opportunistic repositioning.

The Fund may borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us.

As part of the Fund’s intended business strategy, it will be permitted to borrow from and issue debt securities to banks, insurance companies and other lenders or investors. Holders of these securities will have fixed-dollar claims on the Fund’s assets that are senior to the claims of its Shareholders. If the value of the Fund’s assets decreases, leverage would cause the Fund’s NAV to decline more sharply than it otherwise would have if the Fund did not employ leverage. Similarly, any decrease in the Fund’s income would cause net income to decline more sharply than it would have had the Fund not borrowed. Such a decline could negatively affect the Fund’s ability to make distributions on its Shares. Although borrowings by the Fund have the potential to enhance overall returns that exceed the Fund’s cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds.

The Fund’s ability to service any borrowings that it incurs will depend largely on the Fund’s financial performance and will be subject to prevailing economic conditions and competitive pressures.

The Fund cannot assure you that it will be able to obtain credit at all or on terms acceptable to us, which could affect its return on capital. However, to the extent that the Fund uses leverage to finance its assets, the Fund’s financing costs will reduce cash available for distributions to Shareholders. Moreover, the Fund may not be able to meet its financing obligations and, to the extent that the Fund cannot, it risks the loss of some or all of the Fund’s assets to liquidation or sale to satisfy the obligations. In such an event, the Fund may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a registered investment company, the ratio of (i) the Fund’s total assets (less total liabilities other than indebtedness represented by senior securities) to the Fund’s total indebtedness represented by senior securities must be at least 300% and (ii) the Fund’s total assets (less total liabilities other than indebtedness represented by senior securities) to the Fund’s total indebtedness represented by senior securities plus the aggregate liquidation preference of any outstanding shares of preferred stock must be at least 200%.

If the Fund’s asset coverage ratio were to fall below the required percentage, it may not be able to incur additional debt, issue additional preferred stock and may need to sell a portion of the Fund’s investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on the Fund’s operations and investment activities. Moreover, the Fund’s ability to make distributions to you may be significantly restricted or the Fund may not be able to make any such distributions at all.

In addition to having fixed-dollar claims on the Fund’s assets that are superior to the claims of its Shareholders, if the Fund has debt securities or other credit facilities, any obligations to such creditors may be secured by a pledge of and security interest in some or all of the Fund’s assets, including its portfolio of investments and/or its cash. In the case of a liquidation event, lenders and other creditors would receive proceeds to the extent of their security interest before any distributions are made to the Shareholders.

Provisions in a credit facility or other borrowings may limit discretion in operating the Fund’s business and defaults thereunder may adversely affect the Fund’s business, financial condition, results of operations and cash flows.

The Fund may enter into more, credit facilities or other borrowings, either directly or through one or more subsidiaries. However, there can be no assurance that the Fund will be able to close a credit facility or obtain other financing.

Further, if the Fund’s borrowing base under a credit facility or other borrowings were to decrease, the Fund may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of the Fund’s assets are secured at the time of such a borrowing base deficiency, the Fund could be required to repay advances under a credit facility or other borrowings or make deposits to a collection account, either of which could have a material adverse impact on the Fund’s ability to fund future investments and to make distributions.

The Fund may also be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on the Fund’s business and financial condition and could lead to cross defaults under other credit facilities and other borrowings. This could reduce the Fund’s liquidity and cash flow and impair its ability to manage and grow its business.

Also, any security interests and/or negative covenants required by a credit facility or other borrowings the Fund enters into may limit the Fund’s ability to create liens on assets to secure additional debt and may make it difficult for the Fund to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. Any obligations to the Fund’s creditors under its credit facilities or other borrowings may be secured by a pledge of and a security interest in some or all of the Fund’s assets, including its portfolio of investments and cash. If the Fund defaults, it may be forced to sell a portion of its investments quickly and prematurely at what may be disadvantageous prices to the Fund in order to meet its outstanding payment obligations and/or support working capital requirements, any of which would have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

The Fund is exposed to risks associated with high rates of inflation.

High rates of inflation and rapid increases in the rate of inflation generally have a negative impact on financial markets and the broader economy. In an attempt to stabilize inflation, governments may impose wage and price controls or otherwise intervene in a country’s economy. Governmental efforts to curb inflation, including by increasing interest rates or reducing fiscal or monetary stimuli, often have negative effects on the level of economic activity. Certain countries, including the U.S., recently have experienced increased levels of inflation, and persistently high levels of inflation could have a material and adverse impact on the Fund’s investments and its returns. For example, if a company underlying the Fund’s portfolio investment were unable to increase its revenue while the company’s cost of relevant inputs was increasing, the company’s profitability likely would suffer, which may impact returns on the Fund’s investment. Likewise, to the extent a company underlying the Fund’s portfolio investment has revenue streams that are slow or unable to adjust to changes in inflation, including by contractual arrangements or otherwise, the company could increase revenue by less than its expenses increase. Conversely, as inflation declines, a company may see its competitors’ costs stabilize sooner or more rapidly than its own.

The Fund is exposed to risks associated with changes in interest rates.

Because the Fund anticipates that it will borrow money to make investments, its net investment income will depend, in part, upon the difference between the rate at which the Fund borrows funds and the rate at which it invests those funds. Rising interest rates could also adversely affect the Fund’s performance if such increases cause its borrowing costs to rise at a rate in excess of the rate that its investments yield. As a result, the Fund can offer no assurance that a significant change in market interest rates will not have a material adverse effect on its net investment income.

Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise and trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. An increase in interest rates could decrease the value of any investments the Fund holds which earn fixed interest rates and also could increase its interest expense, thereby decreasing its net income.

In periods of rising interest rates, to the extent the Fund borrows money subject to a floating interest rate, its cost of funds would increase, which could reduce the Fund’s net investment income. Further, rising interest rates could also adversely affect the Fund’s performance if it holds investments with floating interest rates, subject to specified minimum interest rates (such as a Secured Overnight Financing Rate floor), while at the same time engaging in borrowings subject to floating interest rates not subject to such minimums. In such a scenario, rising interest rates may increase the Fund’s interest expense, even though its interest income from investments is not increasing in a corresponding manner as a result of such minimum interest rates.

If interest rates rise, there is a risk that the companies underlying the Fund’s portfolio investments in which it holds floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interest rates could also cause companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults.

The Fund may enter into certain hedging transactions, such as interest rate swap agreements, in an effort to mitigate its exposure to adverse fluctuations in interest rates and the Fund may increase its floating rate investments to position the portfolio for rate increases. However, the Fund cannot ensure that such transactions will be successful in mitigating its exposure to interest rate risk or if it will enter into such interest rate hedges. Hedging transactions may also limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the Fund’s portfolio investments.

The Fund may enter into total return swaps that would expose the Fund to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the total return swap, which may include a specified security or loan, basket of securities or loans or securities or loan indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A total return swap is typically used to obtain exposure to a security, loan or market without owning or taking physical custody of such security or loan or investing directly in such market. A total return swap may effectively add leverage to the Fund’s portfolio because, in addition to the Fund’s total net assets, it would be subject to investment exposure on the amount of securities or loans subject to the total return swap. A total return swap is also subject to the risk that a counterparty will default on its payment obligations thereunder or that the Fund will not be able to meet its obligations to the counterparty. In addition, because a total return swap is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage.

The Fund’s investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by the Board and, as a result, there is and will be uncertainty as to the value of the Fund’s portfolio investments.

There is not a public market or active secondary market for many of the types of investments in privately held companies that the Fund intends to hold and make. As a result, the Fund will value these investments monthly at fair value as determined in good faith in accordance with valuation policy and procedures approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser to serve as the Valuation Designee. Subject to the oversight of the Board, the Adviser will value the Fund’s investments, no less frequently than monthly, including with the assistance of one or more independent valuation firms. The types of factors that may be considered in determining the fair values of the Fund’s investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors.

The determination of fair value, and thus the amount of unrealized appreciation or depreciation the Fund may recognize in any reporting period, is to a degree subjective. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by the Board may differ materially from the values that would have been used if an active market and market quotations existed for such investments. Volatile market conditions could also cause reduced liquidity in the market for certain assets, which could result in liquidation values that are materially less than the values of such assets as reflected in NAV. The Fund’s NAV could be adversely affected if the determinations regarding the fair value of the investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

Any unrealized depreciation the Fund experiences on the Fund’s portfolio may be an indication of future realized losses, which could reduce the Fund’s income available for distribution.

Under the 1940 Act, as a registered investment company, the Fund will be required to carry its investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith in accordance with procedures established by the Board. Decreases in the market values or fair values of the Fund’s investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in the Fund’s portfolio could be an indication of a company underlying its portfolio investment’s inability to meet its repayment obligations to the Fund with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of the Fund’s income available for distribution in future periods. In addition, decreases in the market value or fair value of the Fund’s investments will reduce its NAV.

The Fund will face competition for investment opportunities, which could delay further deployment of the Fund’s capital, reduce returns and result in losses.

The Fund will compete for investments with registered investment companies and investment funds (including registered investment companies, private equity or credit funds and mezzanine funds) and other clients of the Adviser or its affiliates, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as private investment funds, continue to increase their investment focus in the Fund’s target market of privately owned U.S. companies. The Fund may experience increased competition from banks and investment vehicles who may continue to lend to private companies. Additionally, the Federal Reserve and other bank regulators may periodically provide incentives to U.S. commercial banks to originate more loans to U.S. private companies. As a result of these market participants and regulatory incentives, competition for investment opportunities in privately owned U.S. companies is strong and may intensify. Many of the Fund’s competitors are substantially larger and have considerably greater financial and marketing resources than the Fund does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some competitors may have higher risk tolerances or different risk assessments than the Fund. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do.

The Fund may lose investment opportunities if it does not match its competitors’ pricing, terms, and investment structure criteria. If the Fund is forced to match these competitors’ investment terms, it may not be able to achieve acceptable returns on the Fund’s investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors in its target market could force it to accept less attractive investment terms. Furthermore, many competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on the Fund as a closed-end investment company, and/or the source of income, asset diversification and distribution requirements the Fund will be required to satisfy to maintain the Fund’s RIC tax treatment. The competitive pressures the Fund faces, and the manner in which it reacts or adjusts to competitive pressures, may have a material adverse effect on the Fund’s business, financial condition, results of operations, effective yield on investments, investment returns, leverage ratio, and cash flows. As a result of this competition, the Fund may not be able to take advantage of attractive investment opportunities from time to time. Also, the Fund may not be able to identify and make investments that are consistent with its investment objective.

The Fund may be the subject of litigation or similar proceedings.

In the ordinary course of its business, the Fund may be subject to litigation from time to time. The outcome of such proceedings may materially adversely affect the value of the Fund and may continue without resolution for long periods of time. The Fund’s investment activities may include activities that will subject it to the risks of becoming involved in litigation by third parties. Any litigation may consume substantial amounts of the Adviser’s and Fortress’s time and attention, and that time and the devotion of these resources to litigation may, at times, be disproportionate to the amounts at stake in the litigation. The adoption of new or the enhancement of existing laws and regulations may further increase the risk of litigation. Any such litigation would likely have a negative financial impact on the Fund. For instance, the expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would generally be borne by the Fund and would reduce its net assets.

The Fund will be dependent on information systems and systems failures could significantly disrupt the Fund’s business, which may, in turn, negatively affect the Fund’s liquidity, financial condition or results of operations.

The Fund’s business will be dependent on its and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in the Fund’s activities. The Fund’s financial, accounting, data processing, portfolio monitoring, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond its control. There could be:

●	sudden electrical or telecommunications outages;

●	natural disasters such as earthquakes, tornadoes and hurricanes;

●	disease pandemics;

●	events arising from local or larger scale political or social matters, including terrorist acts;

●	outages due to idiosyncratic issues at specific service providers; and

●	cyber-attacks.

These events, in turn, could have a material adverse effect on the Fund’s operating results and negatively affect the NAV of its Shares and its ability to pay any distributions to its Shareholders.

Cybersecurity risks and cyber incidents may adversely affect the Fund’s business or the business of the Fund’s portfolio investments by causing a disruption to the Fund’s operations or the operations of companies underlying the Fund’s portfolio investments, a compromise or corruption of the Fund’s confidential information or the confidential information of such companies and/or damage to the Fund’s business relationships or the business relationships of such companies, all of which could negatively impact the business, financial condition and operating results of the Fund or such companies.

The Fund will depend heavily upon computer systems to perform necessary business functions. Despite implementation of a variety of security measures, the Fund’s computer systems, networks, and data, like those of other companies, could be subject to cyber incidents. A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of the Fund or the companies underlying the Fund’s portfolio investments (“portfolio companies”). These incidents may be an intentional attack, such as unauthorized access, use, alteration, or destruction, from physical and electronic break-ins, or unauthorized tampering, or an unintentional event, such as a natural disaster, an industrial accident, failure of the Fund’s disaster recovery systems, or employee error. These events could involve gaining unauthorized access to the Fund’s information systems or those of its portfolio companies for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, regulatory penalties, increased cybersecurity protection and insurance costs, litigation and damage to business relationships, reputational damage, and increased costs associated with mitigation of damages and remediation. As the Fund’s and its portfolio companies’ reliance on technology increases, so may the risks posed to the Fund’s information systems, both internal and those provided by third-party service providers, and the information systems of the Fund’s portfolio companies. The Fund will implement processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the Fund’s increased awareness of the nature and extent of a risk of a cyber-incident, do not guarantee that a cyber-incident will not occur and/or that the Fund’s financial results, operations or confidential information will not be negatively impacted by such an incident.

Third parties with which the Fund will do business may also be sources of cybersecurity or other technological risk. The Fund may outsource certain functions and these relationships allow for the storage and processing of the Fund’s information, as well as client, counterparty, employee, and borrower information. While the Fund will engage in actions to reduce its exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incidents that adversely affects the Fund’s data, resulting in increased costs and other consequences as described above.

Compliance with the privacy laws to which the Fund is subject may require the dedication of substantial time and financial resources, and non-compliance with such laws could lead to regulatory action being taken and/or could negatively impact the business, financial condition and operating results of the Fund or the companies underlying the Fund’s portfolio investments.

The Fund and the companies underlying its portfolio investments, as well as the Adviser and Fortress, may be subject to laws and regulations related to privacy, data protection and information security in the jurisdictions in which we/they do business, including such laws and regulations as enacted, implemented and amended in the United States, the European Union (the “EU”) (and its member states), and the UK (regardless of where the Adviser, Fortress, the Fund and the companies underlying its portfolio investments, and their/the Fund’s affiliates have establishments) from time to time, including the General Data Protection Regulation (EU 2016/679) (the “GDPR”) and the California Consumer Privacy Act of 2018 (as amended, the “CCPA”) (collectively, the “Privacy Laws”).

Compliance with the applicable Privacy Laws may require adhering to stringent legal and operational obligations and therefore the dedication of substantial time and financial resources by the Adviser, Fortress, the Fund and the companies underlying the Fund’s portfolio investments, and/ or each of their affiliates, which may increase over time (in particular in relation to any transfers of relevant personal data to third parties located in certain jurisdictions).

Further, failure to comply with the Privacy Laws may lead to the Adviser, Fortress, the Fund and the companies underlying the Fund’s portfolio investments, and/or the Fund’s affiliates incurring fines and/or suffering other enforcement action or reputational damage. For example, failure to comply with the GDPR, depending on the nature and severity of the breach (and with a requirement on regulators to ensure any enforcement action taken is proportionate), could (in the worst case) attract regulatory penalties up to the greater of: (i) €20 million / £17.5 million (as applicable); and (ii) 4% of an entire group’s total annual worldwide turnover, as well as the possibility of other enforcement actions (such as suspension of processing activities and audits), liabilities from third-party claims.

The Fund’s United States operations in particular will be impacted by a growing movement to adopt comprehensive privacy and data protection laws similar to the GDPR, where such laws focus on privacy as an individual right in general. For example, California has passed the CCPA, which took effect on January 1, 2020. The CCPA generally applies to businesses that collect personal information about California consumers, and either meet certain thresholds with respect to revenue or buying and/or selling consumers’ personal information. The CCPA imposes stringent legal and operational obligations on such businesses as well as certain affiliated entities that share common branding. The CCPA is enforceable by the California Attorney General. Additionally, if unauthorized access, theft or disclosure of a consumer’s personal information occurs, and the business did not maintain reasonable security practices, consumers could file a civil action (including a class action) without having to prove actual damages. Statutory damages range from $100 to $750 per consumer per incident, or actual damages, whichever is greater. The California Attorney General also may impose civil penalties ranging from $2,500 to $7,500 per violation. Further, California passed the California Privacy Rights Act of 2020 (the “CPRA”) to amend and extend the protections of the CCPA, effective as of January 1, 2023. The CPRA established a new state agency focused on the enforcement of its privacy laws, which will likely lead to greater levels of enforcement and greater costs related to compliance with the CCPA (and CPRA).

Other states in the United States, have either passed, proposed or are considering similar law and regulations to the GDPR and the CCPA (such as the Nevada Privacy of Information Collected on the Internet from Consumers Act, which became effective on October 1, 2021, and the Virginia Consumer Data Protection Act passed March 2, 2021, the Colorado Privacy Act passed on July 8, 2021, the Utah Consumer Privacy Act passed on March 24, 2022, and the Connecticut Data Privacy Act passed on May 10, 2022, all of which have become effective in 2023), which could impose similarly significant costs, potential liabilities and operational and legal obligations. Such laws and regulations are expected to vary from jurisdiction to jurisdiction, thus increasing costs, operational and legal burdens, and the potential for significant liability on regulated entities.

The Board may change the Fund’s operating policies and strategies without prior notice or Shareholder approval, the effects of which may be adverse to the Shareholders.

The Board will have the authority to modify or waive current operating policies, investment criteria and strategies without prior notice and without Shareholder approval. The Fund cannot predict the effect any changes to current operating policies, investment criteria and strategies would have on the Fund’s business, NAV, operating results and the value of its securities. However, the effects might be adverse, which could negatively impact the Fund’s ability to pay you distributions and cause you to lose all or part of the Fund’s investment. Moreover, the Fund will have significant flexibility in investing the net proceeds of its offering and may use the net proceeds from its offering in ways with which investors may not agree.

Certain investors will be limited in their ability to make significant investments in us.

Investment companies regulated under the 1940 Act are restricted from acquiring directly or through a controlled entity more than 3% of the Fund’s total outstanding voting shares (measured at the time of the acquisition), unless these funds comply with an exemption under the 1940 Act as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in the Fund’s securities. Private funds that are excluded from the definition of investment company either pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act are also subject to this restriction. As a result, certain investors may be precluded from acquiring additional shares at a time that they might desire to do so.

The Fund is limited in its investments in registered investment companies and ETFs.

The Fund may invest a portion of its assets in registered investment companies, including open-end management companies (such as mutual funds and exchange-traded funds (“ETFs”)), closed-end management companies (including business development companies (“BDCs”)) and unit investment trusts. Under Section 12(d)(1) of the 1940 Act, unless an exemption is available, the Fund may not acquire the securities of other registered investment companies if, as a result: (i) more than 10% of the Fund’s total assets would be invested in securities of other registered investment companies; (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund; or (iii) more than 5% of the Fund’s total assets would be invested in any one registered investment company. Rule 12d1-4 under the 1940 Act provides an exemption, subject to certain conditions, to permit acquiring funds to invest in the securities of other registered investment companies in excess of the limits of Section 12(d)(1). As a result, certain registered funds and private funds may be more limited in their ability to invest in the Fund under Rule 12d1-4 than they otherwise would be. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including management fees. These expenses will be in addition to the direct expenses incurred by the Fund.

In addition, the risks of investment in an ETF typically reflect the risks of the types of instruments in which the ETF invests. If the Fund invests in ETFs, Shareholders will bear indirectly their proportionate share of the ETF’s fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an ETF could cause its total operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. In addition, ETFs are susceptible to market trading risks (i.e., the ETF faces market trading risks, including losses from trading in secondary markets and disruption in the creation/redemption process of the ETF).

No Shareholder approval is required for certain mergers.

The Board may undertake to approve mergers between the Fund and certain other funds or vehicles. Subject to the requirements of the 1940 Act, as applicable, such mergers may not require Shareholder approval so you may not be given an opportunity to vote on these matters unless such mergers are reasonably anticipated to result in a material dilution of the NAV per share of the Fund. These mergers may involve funds managed by affiliates of the Adviser. The Board may also convert the form and/or jurisdiction of organization, including to take advantage of laws that are more favorable to maintaining Board control in the face of dissident Shareholders.

As an investment company registered under the 1940 Act, the Fund is subject to compliance with the 1940 Act and the rules thereunder.

The 1940 Act and the rules thereunder contain detailed and substantive legal requirements that regulate the manner in which investment companies are permitted to conduct their business activities. Among other things, the 1940 Act and the rules thereunder impose: (i) substantial regulation with respect to transactions with affiliates; (ii) limitations on capital structures (including the ability to borrow); and (iii) certain governance and disclosure requirements, including regarding the filing of registration statements and periodic reports with the SEC. Compliance with these regulations, limitations and requirements require the Adviser to adopt a robust compliance infrastructure and closely monitor the Fund’s operations.

The Fund has a closed-end fund structure and liquidity is limited to periodic repurchases of Shares.

The Fund is designed primarily for long-term investors. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares are not redeemable at a Shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Fund investments are illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Shares are designed for long-term investors, and the Fund should not be treated as a trading vehicle.

Risks Related to the Adviser and its Affiliates

The Fund’s ability to achieve the Fund’s investment objective will depend on the Adviser’s ability to manage and support the Fund’s investment process.

The Fund does not have any employees. Additionally, the Fund has no internal management capacity other than its appointed executive officers and will be dependent upon the investment expertise, skill and network of business contacts of the Adviser and Fortress to achieve the Fund’s investment objective. The Adviser will evaluate, negotiate, structure, execute, monitor and service the Fund’s investments. The Fund’s success will depend to a significant extent on the continued service and coordination of the Adviser, including its key professionals. See “Risks—The Adviser relies on key personnel, the loss of any of whom could impair its ability to successfully manage us.” The Adviser will also depend upon investment professionals to obtain access to deal flow generated by Fortress.

The Fund’s ability to achieve its investment objective will also depend on the ability of the Adviser to identify, analyze, invest in, finance, and monitor companies that meet the Fund’s investment criteria. The Adviser’s capabilities in structuring the investment process and providing competent, attentive and efficient services to the Fund will depend on the involvement of investment professionals of adequate number and sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Adviser may need to retain, hire, train, supervise, and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on the Fund’s business, financial condition and results of operations.

In addition, the Investment Advisory Agreement has a termination provision that allows the agreement to be terminated by the Fund on 60 days’ notice without penalty, or by the vote of a Majority of the Outstanding Shares (as defined below) of the Fund or by the vote of its Independent Trustees. The Investment Advisory Agreement is generally terminable at any time, without penalty, by the Adviser upon 60 days’ notice to us. Furthermore, the Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Adviser. If the Adviser resigns or is terminated, or if the Fund does not obtain the requisite approvals of the Shareholders and the Board to approve an agreement with the Adviser after an assignment, the Fund may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms prior to the termination of the Investment Advisory Agreement, or at all. If the Fund is unable to do so quickly, its operations are likely to experience a disruption and costs under any new agreements that the Fund enters into could increase. Even if the Fund is able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with the Fund’s investment objective may result in additional costs and time delays. The Fund’s financial condition, business and results of operations, as well as its ability to meet its payment obligations under any indebtedness and to pay distributions, are likely to be adversely affected, and the value of the Shares may decline.

In addition, the Adviser depends on its relationships with corporations, financial institutions and investment firms, and the Fund will rely to a significant extent upon these relationships to provide the Fund with potential investment opportunities. If the Adviser fails to maintain its existing relationships or develop new relationships or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom the Adviser has relationships are not obligated to provide the Fund with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

The Adviser relies on key personnel, the loss of any of whom could impair its ability to successfully manage us.

The ability of the Fund to achieve its investment objective will be highly dependent upon the skills of the Adviser in analyzing, acquiring, originating and managing the Fund’s assets. As a result, the Fund is dependent on the experience and expertise of certain individuals associated with the Adviser, any of whom may cease to be associated with the Adviser at any point. The loss of one or more of these individuals could have a material adverse effect on the ability of the Fund to achieve its investment objective.

In addition, individuals not currently associated with the Adviser may become associated with the Adviser and the performance of the Fund may also depend on the experience and expertise of such individuals.

The Fund’s fee structure may create a conflict of interest due to the incentives for the Adviser to make speculative investments or use substantial leverage.

The Incentive Fee that will be payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangements. These compensation arrangements could affect the Adviser’s or its affiliates’ judgment with respect to investments made by us, which allow the Adviser to earn increased Management Fees and Incentive Fees. The way in which the Incentive Fee is determined may encourage the Adviser to use leverage to increase the leveraged return on the Fund’s investment portfolio.

The “catch-up” portion of the Incentive Fee may encourage the Adviser to accelerate or defer interest payable by portfolio investments from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

The Fund may invest directly or indirectly through affiliated investment vehicles, joint ventures, or operating entities, including insurance-related companies, domiciled in the U.S. or in non-U.S. jurisdictions. To the extent the Fund so invests, it would bear its ratable share of such investment vehicle’s expenses, including management and performance fees. The Fund also will remain obligated to pay Management Fees and Incentive Fees to the Adviser with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of the Shareholders will bear his or her share of the Management Fees and Incentive Fees of the Adviser as well as indirectly bearing the management and performance fees and other expenses of any investment vehicles in which the Fund invests.

Under certain circumstances, the use of substantial leverage (up to the limits prescribed by the 1940 Act, as applicable) may increase the likelihood of the Fund’s defaulting on its borrowings, which would be detrimental to holders of the Fund’s securities.

The Adviser and its affiliates may have incentives to favor their respective other funds, accounts and clients over us, which may result in conflicts of interest that could be adverse to the Fund and its investment opportunities and harmful to us.

The Adviser and its affiliates may, from time to time, manage assets for funds and accounts other than us. While the Adviser and its affiliates will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the Adviser and its affiliates in managing its other funds and accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund and may affect the prices and availability of investments. The Adviser and its affiliates may, from time to time, give advice and make investment recommendations to other affiliate-managed investment vehicles that differ from advice given to, or investment recommendations made to, us, even though their investment objectives may be the same or similar to ours. Other affiliate-managed investment vehicles, whether now existing or created in the future, could compete with the Fund for the purchase and sale of investments.

With respect to the allocation of investment opportunities among the Fund and other affiliated funds and accounts, the ability of the Adviser to recommend such opportunities to it may be restricted by applicable laws or regulatory requirements (including the 1940 Act) and the Adviser will allocate investment opportunities and realization opportunities between the Fund and other affiliated funds and accounts in a manner that is consistent with the adopted Allocation Policy, which may be amended from time to time, designed to ensure allocations of opportunities are made over time on a fair and equitable basis. The outcome of any allocation determination by the Adviser and its affiliates may result in the allocation of all or none of an investment opportunity to us. Fortress’s allocation of investment opportunities among the Fund and other affiliated investment funds and accounts in the manner discussed above may not result in proportional allocations, and such allocations may be more or less advantageous to some relative to others.

To the extent the Fund and such other funds and accounts invest in the same portfolio investments, actions taken by the Adviser or its affiliates on behalf of such other funds and accounts may be adverse to the Fund and its investments, which could harm the Fund’s performance. For example, the Fund may invest in the same credit obligations, although, to the extent permitted under the 1940 Act, as applicable, the Fund’s investments may include different obligations or levels of the capital structure of the same issuer. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held. Conflicts may also arise because portfolio decisions regarding the Fund’s portfolio may benefit such funds and accounts. On the other hand, such funds and accounts may pursue or enforce rights with respect to one of the Fund’s portfolio investments, and those activities may have an adverse effect on us. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of such funds and accounts, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

In addition, a conflict of interest exists to the extent the Adviser, its affiliates, or any of their respective executives, portfolio managers or employees have proprietary or personal investments in other investment companies or accounts or when certain other investment companies or accounts are investment options in the Adviser’s or its affiliates’ employee benefit plans. In these circumstances, the Adviser has an incentive to favor these other investment companies or accounts over us. The Board will seek to monitor these conflicts but there can be no assurances that such monitoring will fully mitigate any such conflicts.

The Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which the Fund invests and their use of service providers.

Conflicts of interest may exist with respect to the Adviser’s selection of brokers, dealers, transaction agents, counterparties and financing sources for the execution of the Fund’s transactions. When engaging these services, the Adviser may, subject to best execution, take into consideration a variety of factors, including, to the extent applicable, the ability to achieve prompt and reliable execution, competitive pricing, transaction costs, operational efficiency with which transactions are effected, access to deal flow and precedent transactions, and the financial stability and reputation of the particular service provider, as well as other factors that the Adviser deems appropriate to consider under the circumstances. Service providers and financing sources may provide other services that are beneficial to the Adviser and their affiliates, but that are not necessarily beneficial to us, including capital introductions, other marketing assistance, client and personnel referrals, consulting services, and research-related services. These other services and items may influence the Adviser’s selection of service providers and financing sources.

In addition, the Adviser or an affiliate thereof may exercise its discretion to recommend to a business in which the Fund has made an investment, that it contract for services with (i) the Adviser or a related person of the Adviser (which may include a business in which the Fund has made an investment); (ii) an entity with which the Adviser or its affiliates and their employees has a relationship or from which the Adviser or its affiliates otherwise derives financial or other benefit, including relationships with joint venturers or co-venturers, or relationships where personnel of the Adviser or its affiliates are seconded, or from which the Adviser or its affiliates receives secondees; or (iii) certain investors (including Shareholders) or their affiliates. Such relationships may influence decisions that Adviser makes with respect to us. Although the Adviser and its affiliates select service providers that it believes are aligned with the Fund’s operational strategies and will enhance portfolio company performance and, relatedly, the Fund’s returns, the Adviser has a potential incentive to make recommendations because of its or its affiliates’ financial or other business interest. There can be no assurance that no other service provider is more qualified to provide the applicable services or could provide such services at lesser cost.

The Adviser and its affiliates’ personnel will work on other projects and conflicts may arise in the allocation of personnel between the Fund and other funds, accounts or projects.

The Adviser and its affiliates will devote such time as they deem necessary to conduct the Fund’s business affairs in an appropriate manner. However, the Adviser’s personnel, as well as the personnel of Fortress, will work on matters related to other funds and accounts. Employees of affiliates of the Adviser may also serve as trustees, or otherwise be associated with, companies that are competitors of businesses in which the Fund has made investments. These businesses may also be counterparties or participants in agreements, transactions, or other arrangements with businesses in which other affiliated investment vehicles have made investments that may involve fees and/or servicing payments to the Adviser or its affiliates.

In addition, the Adviser and its affiliates may also, from time to time, employ employees of its affiliates with pre-existing ownership interests in businesses owned by us; conversely, former employees of the Adviser and/or its affiliates are expected, from time to time, to serve in significant management roles at businesses or service providers recommended by the Adviser. In such capacity, this may give rise to conflicts to the extent that an employee’s fiduciary duties to such business may conflict with the Fund’s interests, but, because the Adviser and/or affiliates will generally have made a significant investment in such business, it is expected that such interests will generally be aligned.

The Fund’s access to confidential information may restrict the Fund’s ability to take action with respect to some investments, which, in turn, may negatively affect the Fund’s results of operations.

We, directly or through the Adviser, may obtain confidential information about the companies in which the Fund has invested or may invest or be deemed to have such confidential information. The Adviser, including its investment personnel, may come into possession of material, non-public information through its members, officers, trustees, employees, principals or affiliates. The possession of such information may, to the Fund’s detriment, limit the ability of the Fund and the Adviser to buy or sell a security or otherwise to participate in an investment opportunity. In certain circumstances, employees of the Adviser may serve as board members or in other capacities for portfolio or potential portfolio investments, which could restrict the Fund’s ability to trade in the securities of such companies. For example, if personnel of the Adviser come into possession of material non-public information with respect to the Fund’s investments, such personnel will be restricted by the Adviser’s information-sharing policies and procedures or by law or contract from sharing such information with the Fund’s management team, even where the disclosure of such information would be in the Fund’s best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of the Adviser to enter into or exit from potentially profitable investments for us, which could have an adverse effect on the Fund’s results of operations. Accordingly, there can be no assurance that the Fund will be able to fully leverage the resources and industry expertise of the Adviser in the course of its duties. Additionally, there may be circumstances in which one or more individuals associated with the Adviser will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of the Adviser.

The Fund will be obligated to pay the Adviser an Incentive Fee even if the Fund incurs a net loss due to a decline in the value of the Fund’s portfolio and even if the Fund’s earned interest income is not payable in cash.

The Investment Advisory Agreement entitles the Adviser to receive an Incentive Fee that is based on the Pre-Incentive Fee Net Investment Income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser an Incentive Fee for a fiscal quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter.

Any Incentive Fee payable by the Fund that relates to Pre-Incentive Fee Net Investment Income may be computed and paid on income that may include interest that has been accrued but not yet received or interest in the form of securities received rather than cash (“payment-in-kind”, or “PIK”, income). PIK income will be included in the Pre-Incentive Fee Net Investment Income used to calculate the incentive fee to the Adviser even though the Fund does not receive the income in the form of cash. If a company underlying a portfolio investment defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the Incentive Fee will become uncollectible. The Adviser is not obligated to reimburse the Fund for any part of the Incentive Fee it received that was based on accrued interest income that the Fund never receives as a result of a subsequent default.

The quarterly Incentive Fee on income is recognized and paid without regard to: (i) the trend of Pre-Incentive Fee Net Investment Income as a percent of adjusted capital over multiple quarters in arrears which may in fact be consistently less than the quarterly preferred return, or (ii) the net income or net loss in the current calendar quarter, the current year or any combination of prior periods.

For federal income tax purposes, the Fund may be required to recognize taxable income in some circumstances in which the Fund does not receive a corresponding payment in cash and to make distributions with respect to such income to maintain the Fund’s tax treatment as a RIC and/or minimize corporate-level U.S. federal income or excise tax. Under such circumstances, the Fund may have difficulty meeting the Annual Distribution Requirement (as defined below) necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that the Fund is required to pay the incentive fee on income with respect to such accrued income. As a result, the Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

The Fund’s ability to enter into transactions with its affiliates is restricted.

Under the 1940 Act, the Fund is prohibited from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the Independent Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be its affiliate for purposes of the 1940 Act, and the Fund will generally be prohibited from buying or selling any securities from or to such affiliate on a principal basis, absent the prior approval of the Board and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, including other funds or clients advised by the Adviser or its affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves a joint investment), without prior approval of the Board and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s outstanding voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with the Fund’s officers or Trustees or their affiliates or anyone who is under common control with us. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security from or to any company underlying a portfolio investment that is controlled by a fund managed by either of the Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment or disposition opportunities that would otherwise be available to us.

The Fund intends to rely on exemptive relief from the SEC issued to certain of its affiliates to permit it to co-invest with other funds and accounts managed by the Adviser or its affiliates in a manner consistent with the Fund’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, the Fund generally expects to be permitted to co-invest with certain of its affiliates pursuant to the conditions of the Co-Investment Exemptive Order, including that the participants in such co-investment transaction acquire or dispose of the same class of securities, at the same time, for the same price and with the same conversion, financial reporting and registration rights, and with substantially the same other terms. In certain cases where a Fortress Managed Account has a pre-existing investment in an issuer in which the Fund and the Fortress Managed Accounts will co-invest, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Trustees will be required to take steps set forth in Section 57(f) of the 1940 Act, including approving the transaction on the basis that, in relevant part (i) the terms of the transaction, including the consideration to be paid or received, are reasonable and fair to the Shareholders of the Fund and do not involve overreaching of the Fund or its Shareholders on the part of any person concerned; (ii) the proposed transaction is consistent with the interests of the Shareholders and the Fund’s policy as recited in filings made by the Fund with the SEC and the Fund’s reports to Shareholders; and (iii) the Fund’s trustees record in their minutes and preserve in their records a description of the transaction, their findings, the information or materials upon which their findings were based, and the basis for their findings.

In addition to co-investing pursuant to the exemptive relief, the Fund may invest alongside affiliates or their affiliates in certain circumstances where doing so is consistent with applicable law and current regulatory guidance. For example, the Fund may invest alongside such investors consistent with guidance promulgated by the SEC staff permitting the Fund and an affiliated person to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Fund negotiate no term other than price. The Fund may, in certain cases, also make investments in securities owned by affiliates that the Fund acquires from non-affiliates. In such circumstances, the Fund’s ability to participate in any restructuring of such investment or other transaction involving the issuer of such investment may be limited, and as a result, the Fund may realize a loss on such investments that might have been prevented or reduced had the Fund not been restricted in participating in such restructuring or other transaction.

In situations when co-investment with the Adviser’s or its affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of any exemptive relief granted to the Fund by the SEC, the Adviser will need to decide which client or clients will proceed with the investment. Generally, the Fund will not be entitled to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, the Fund will not be permitted to participate. Moreover, except in certain circumstances, the Fund will not invest in any issuer in which an affiliate’s other client holds a controlling interest.

The Fund may make investments that could give rise to a conflict of interest.

The Fund generally does not expect to invest in, or hold securities of, companies that are controlled by an affiliate and/or an affiliate’s other clients. However, the Adviser or an affiliate’s other clients may invest in, and gain control over, one of the companies underlying the Fund’s portfolio investments. If the Adviser or an affiliate’s other client, or clients, gains control over one of the companies underlying the Fund’s portfolio investments, it may create conflicts of interest and may subject the Fund to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions the Adviser may be unable to implement the Fund’s investment strategies as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, the Adviser may be unable to engage in certain transactions that it would otherwise pursue. In order to avoid these conflicts and restrictions, the Adviser may choose to exit such investments prematurely and, as a result, the Fund may forego any positive returns associated with such investments. In addition, to the extent that an affiliate’s other client holds a different class of securities than the Fund as a result of such transactions, the Fund’s interests may not be aligned.

The recommendations given to the Fund by the Adviser may differ from those rendered to their other clients.

The Adviser and its affiliates may, from time to time, give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Fund even though such other clients’ investment objectives may be similar to ours, which could have an adverse effect on the Fund’s business, financial condition and results of operations.

The Adviser’s liability is limited under the Investment Advisory Agreement, and the Fund will be required to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on the Fund’s behalf than it would when acting for its own account.

The Adviser will not assume any responsibility to the Fund other than to render the services described in the Investment Advisory Agreement, and it will not be responsible for any action of the Board in declining to follow the Adviser’s advice or recommendations. Pursuant to the Investment Advisory Agreement, the Adviser and its trustees, officers, shareholders, members, agents, employees, controlling persons, and any other person or entity affiliated with, or acting on behalf of the Adviser are not liable to the Fund for their acts under the Investment Advisory Agreement, absent willful misfeasance, bad faith or gross negligence in the performance of their duties. The Fund will also agree to indemnify, defend and protect the Adviser and its trustees, officers, shareholders, members, agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of the Adviser with respect to all damages, liabilities, costs and expenses resulting from acts of the Adviser not arising out of willful misfeasance, bad faith or gross negligence in the performance of their duties. However, in accordance with Section 17(i) of the 1940 Act, neither the Adviser nor any of its affiliates, trustees, officers, members, employees, agents, or representatives may be protected against any liability to the Fund or the Fund’s investors to which it would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of its office. These protections may lead the Adviser to act in a riskier manner when acting on the Fund’s behalf than it would when acting for its own account. See “—Risks Relating to the Adviser and its Affiliates — The Fund’s fee structure may create a conflict of interest due to the incentives for the Adviser to make speculative investments or use substantial leverage.”

Investment by Fortress employees in the Fund may lead to conflicts of interest.

Employees of Fortress, including members of the Investment Committee, are permitted to invest, and at times may invest significantly, in Fortress funds, including the Fund. Such investments can operate to align the interests of Fortress and their employees with the interests of the Fortress funds and their investors, but will also give rise to conflicts of interest as such employees can have an incentive to favor the Fortress funds in which they participate or from which they are otherwise entitled to share in returns or fees. Further, from time to time, employees of Fortress, or members of their families, could have an interest in a particular transaction, or in securities or other financial instruments of the same kind or class, or a different kind or class, of the same obligor or issuer, that Fortress directs for a Fortress Managed Account, including the Fund.

Risks Related to Registered Investment Companies

Changes in laws or regulations governing the Fund’s operations may adversely affect the Fund’s business or cause the Fund to alter the Fund’s business strategy.

The Fund and the companies underlying its portfolio investments will be subject to regulation at the local, state, and federal levels. Changes to the laws and regulations governing the Fund’s permitted investments may require a change to the Fund’s investment strategy. Such changes could differ materially from the Fund’s strategies and plans as set forth in this Prospectus and may shift the Fund’s investment focus from the areas of expertise of the Adviser. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s results of operations and the value of the Shareholders’ investments in the Fund.

The Fund will be subject to limited restrictions with respect to the proportion of the Fund’s assets that may be invested in a single issuer.

The Fund operates as a non-diversified investment company within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act with respect to the proportion of its assets that it may invest in a single issuer. Beyond the asset diversification requirements associated with the Fund’s qualification as a RIC for U.S. federal income tax purposes, the Fund does not have fixed guidelines for diversification. While the Fund is not targeting any specific industries, the Fund’s investments may be focused on relatively few industries. To the extent that the Fund holds large positions in a small number of issuers, or within a particular industry, the Fund’s NAV may be subject to greater fluctuation. The Fund may also be more susceptible to any single economic or regulatory occurrence or a downturn in particular industry.

Regulations governing the Fund’s operation as a registered investment company and RIC affect the Fund’s ability to raise capital and the way in which the Fund raises additional capital or borrow for investment purposes, which may have a negative effect on the Fund’s growth. As a registered investment company, the necessity of raising additional capital may expose the Fund to risks, including risks associated with leverage.

As a result of the Annual Distribution Requirement to qualify for tax treatment as a RIC, the Fund may need to access the capital markets periodically to raise cash to fund new investments in portfolio investments. Under the 1940 Act, the Fund may issue “senior securities,” (i) representing indebtedness (other than temporary borrowings as defined under the 1940 Act), only in amounts such that the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness equals at least 300% as measured at the time of borrowing and (ii) that are preferred stock only in amounts such that the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock equals at least 200% as measured at the time of the issuance of any such shares of preferred stock. If the Fund issues senior securities, it would be exposed to risks associated with leverage, including an increased risk of loss. The Fund’s ability to issue different types of securities is also limited. Compliance with RIC distribution requirements may unfavorably limit the Fund’s investment opportunities and reduce the Fund’s ability in comparison to other companies to profit from favorable spreads between the rates at which the Fund can borrow and the rates at which the Fund can lend. Therefore, the Fund intends to seek to continuously issue equity securities, which may lead to Shareholder dilution.

For U.S. federal income tax purposes, the Fund will be required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which the Fund does not receive a corresponding payment in cash and to make distributions with respect to such income to qualify for or maintain the Fund’s status as a RIC. Under such circumstances, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that the Fund is required to pay an incentive fee with respect to such accrued income. As a result, the Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may not qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.

The Fund may borrow to fund investments. If the value of the Fund’s assets declines, it may be unable to satisfy the asset coverage test that the Fund will be required to comply with following the 1940 Act Registration under the 1940 Act, which would prohibit the Fund from paying distributions and could prevent it from qualifying for tax treatment as a RIC, which would generally result in a corporate-level U.S. federal income tax on any income and net gains. If the Fund cannot satisfy the asset coverage test, it may be required to sell a portion of the Fund’s investments and, depending on the nature of the Fund’s debt financing, repay a portion of its indebtedness at a time when such sales may be disadvantageous.

In addition, the Fund anticipates that as market conditions permit, the Fund may securitize its loans to generate cash for funding new investments. To securitize loans, the Fund may create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who would be expected to be willing to accept a substantially lower interest rate than the loans earn. The Fund would retain all or a portion of the equity in the securitized pool of loans. The Fund’s retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses.

Under the 1940 Act, the Fund is generally prohibited from issuing or selling its Shares at a price per share, after deducting selling commissions and dealer manager fees, that is below the Fund’s NAV per share, which may be a disadvantage as compared with other public companies. The Fund may, however, sell its Shares, or warrants, options or rights to acquire the Shares, at a price below the current NAV per share if the Board, including the Independent Trustees, determine that such sale is in the Fund’s best interests and the best interests of its Shareholders, and a majority of the Shareholders approve such sale. In any such case, the price at which the Fund’s securities are to be issued and sold may not be less than a price that, in the determination of the Board, closely approximates the fair value of such securities.

The Fund may not be able to complete certain desired investments because such investments may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States, or may be ultimately prohibited.

Given that Fortress and the Fund qualify as “foreign persons” for purposes of the Committee on Foreign Investment in the United States or any member agency thereof acting in its capacity as such (“CFIUS”) under the Defense Production Act of 1950 (as amended, including all implementing regulations thereof, the “DPA” (and, together with CFIUS laws, rules, regulations, directives and special measures, and any applicable agreements thereunder, the “CFIUS Regulations”)), certain investments made by the Fund may be subject to review under CFIUS Regulations.

As a result of such review, the Fund may be restricted or prohibited by CFIUS Regulations from making certain investments in U.S. businesses or disposing of certain investments in U.S. businesses based on national security concerns. If the Fund is permitted to make such investments, the CFIUS Regulations may place restrictions, obligations or conditions on these investments. Furthermore, other U.S. regulatory bodies may also impose ownership, governance and/or control restrictions on investments by non-U.S. persons, resulting in limitations on the structure through which investments may be held.

It is expected that investors that are “Foreign Persons” (as defined under CFIUS Regulations) (including Foreign Persons that are affiliates, partners, members, shareholders, officers, directors and employees of Fortress) will be restricted from (among other things) accessing, or having governance rights that allow influence over the safekeeping or release of, personally identifiable information (PII), protected health information (PHI) or other similar information in respect of the Fund’s investments in the possession of Fortress (or otherwise), or from controlling the Fund’s investments, in each case, as determined by Fortress in its discretion and in a manner consistent with its obligations under the letter and spirit of the CFIUS Regulations.

The Adviser and the Board will be authorized, without the consent of any person, including any shareholder, to take such action as it reasonably determines to be necessary or advisable to comply with or reduce risk arising under the CFIUS Regulations.

Additionally, other countries have implemented (or are in the process of implementing) similar “foreign ownership” regulations that may require governmental approval prior to an investment by the Fund, limit the amount of investment by it in a particular company, asset or sector or restrict investment by the Fund to a specific class of securities of a company that have less advantageous terms than the classes available for purchase by nationals. Certain countries may also require Fortress or the Adviser to obtain additional information from its shareholders or investors in connection with a particular investment. If such information is not obtained or provided, the Fund may not be able to complete an investment, may be required to dispose of an investment or may be subject to other adverse consequences as a result.

Any or all of the above factors could have a material adverse effect on the Fund’s business, financial condition, results of operations and prospects, and there can be no assurance that Fortress will be able to (i) obtain all regulatory approvals or agreements with CFIUS that may be required by or warranted pursuant to CFIUS Regulations or otherwise that it does not yet have or that it may require in the future, (ii) obtain any necessary modifications to existing regulatory approvals or agreements with CFIUS, or (iii) maintain required regulatory approvals or agreements with CFIUS. Regulatory impacts on the Fund or a delay in obtaining or failure to obtain any regulatory approvals required by the CFIUS Regulations or otherwise, or amendments thereto, or delay or failure to satisfy any regulatory conditions or other applicable requirements could result in an adverse effect on the Fund and require attention and resources of Fortress and its executive officers that might otherwise be devoted to the Fund.

Risks Related to The Fund’s Investments

The Fund’s portfolio investments may be risky, and the Fund could lose all or part of the Fund’s investments.

The Fund is structured to provide a single point of access to the full spectrum of credit strategies available across Fortress’s global investment platform. The portfolio will be anchored in corporate direct loans, liquid credit, structured credit (CLO Debt and CLO Equity), asset-based finance (consumer and commercial loan flow programs), hybrid capital (preferred and structured equity), asset secured loans (including asset-based credit, structured credit, intellectual property, legal assets, European distressed loans, residential assets and transportation and infrastructure), real estate credit, and asset-backed securities (RMBS, CMBS, consumer-related debt, equipment and structured corporate receivables).

The Fund has a very broad mandate with respect to the type and nature of investments in which it participates. While some of the loans in which the Fund will invest may be secured, the Fund may also invest in debt and equity securities that are either unsecured or subordinated to senior indebtedness, which are subject to additional risks as described further below.

The borrowers of loans constituting the Fund’s assets may seek the protections afforded by bankruptcy, insolvency and other debtor relief laws. Bankruptcy proceedings are unpredictable.

Debt securities are also subject to other risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance,” (ii) the recovery of liens perfected or payments made on account of a debt in the period before an insolvency filing as a “preference,” (iii) equitable subordination claims by other creditors, (iv) so called “lender liability” claims by the issuer of the obligations, and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, adverse credit events with respect to any issuer, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership, or distressed exchange, can significantly diminish the value of the Fund’s investment in any such company. The Fund’s investments may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected. Accordingly, there can be no assurance that the Fund’s investment objective will be realized.

In addition, during periods of market disruption, borrowers of loans constituting the Fund’s assets may be more likely to seek to draw on unfunded commitments the Fund has made, and the Fund’s risk of being unable to fund such commitments is heightened during such periods.

The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral. The portfolio may include first lien senior secured, second and third lien loans and any other loans.

Secured Debt, including First Lien Debt. When the Fund makes a secured debt investment, it will generally take a security interest in the available assets of the company underlying the portfolio investment, including the equity interests of any subsidiaries, which the Fund expects to help mitigate the risk that it will not be repaid. However, there is a risk that the collateral securing the Fund’s debt investment may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the company to raise additional capital. In some circumstances, the Fund’s lien could be subordinated to claims of other creditors, such as trade creditors. In addition, deterioration in a company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt investment. Consequently, the fact that the Fund’s debt is secured does not guarantee that it will receive principal and interest payments according to the debt investment’s terms, or at all, or that the Fund will be able to collect on the loan, in full or at all, should the Fund enforce its remedies.

“Last out” First Lien Loans. “Last out” first lien loans have secondary priority behind super senior “first out” first lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first lien loan are set forth in an “agreement among lenders,” which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk than the “first out” lenders or lenders in standalone first lien loans.

Unitranche Loans. “Unitranche” loans are first lien loans that may extend deeper in a company’s capital structure than traditional first lien debt and may provide for a waterfall of cash flow priority between different lenders in the unitranche loan. In some instances, the Fund may find another lender to provide the “first-out” portion of such loan and retain the “last-out” portion of such loan, in which case, the “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Fund would continue to hold. This may result in an above average amount of risk and loss of principal. In exchange for the greater risk of loss, the “last-out” portion generally earns a higher interest rate than the “first-out” portion.

Unsecured Debt, including Mezzanine Debt. The Fund’s unsecured debt investments, including mezzanine debt investments, generally will be subordinated to senior debt in the event of an insolvency. This may result in an above average amount of risk and loss of principal. The Fund uses the term “mezzanine” to refer to debt that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness.

Equity Investments. When the Fund invests in secured debt or unsecured debt, including mezzanine debt, it may acquire equity securities from the company in which the Fund makes the investment. In addition, to the extent such investments are not restricted by the 1940 Act limitation on transactions with affiliates, the Fund may invest in the equity securities of portfolio companies independent of any debt investment. The Fund’s goal is ultimately to dispose of such equity interests and realize gains upon the Fund’s disposition of such interests. However, the equity interests the Fund holds may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences.

Preferred Shares. To the extent the Fund invests in preferred securities, it may incur particular risks, including:

●	preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, it may be required to report income for U.S. federal income tax purposes before the Fund receives such distributions;

●	preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore are subject to greater credit risk than more senior debt instruments; and generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In addition, the Fund’s investments will generally involve a number of significant risks, including:

●	the companies in which the Fund intends to invest may have limited financial resources and may be unable to meet their obligations under their debt securities that it holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment;

●	the companies in which the Fund intends to invest typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

●	the companies in which the Fund intends to invest are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s portfolio investment and, in turn, on us;

●	the companies in which the Fund intends to invest generally have less predictable operating results, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

●	some of the debt investments the Fund intends to have in its portfolio generally will have a significant portion of principal due at the maturity of the investment, which would result in a substantial loss to the Fund if such borrowers are unable to refinance or repay their debt at maturity;

●	the Fund’s executive officers, directors and Adviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in the company underlying portfolio investments;

●	the companies in which the Fund intends to invest generally have less publicly available information about their businesses, operations and financial condition and, if the Fund is unable to uncover the companies in which it invests may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Subordinated Debt. The Fund’s subordinated debt investments will generally rank junior in priority of payment to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect the Fund’s investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject the Fund and its Shareholders to non-cash income. Because the Fund will not receive any principal repayments prior to the maturity of some of the Fund’s subordinated debt investments, such investments will be of greater risk than amortizing loans.

Non-U.S. Securities. The Fund may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Because evidence of ownership of such securities usually is held outside the United States, the Fund would be subject to additional risks if the Fund invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to shareholders located outside the country of the issuer, whether from currency blockage or otherwise.

Junior, Unsecured Securities. The Fund’s strategy may entail acquiring securities that are junior or unsecured instruments. While this approach can facilitate obtaining control and then adding value through active management, it also means that certain of the Fund’s investments may be unsecured. If a portfolio company becomes financially distressed or insolvent and does not successfully reorganize, the Fund will have no assurance (compared to those distressed securities investors that acquire only fully collateralized positions) that the Fund will recover any of the principal that the Fund has invested. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund will be able to collect on the debt should it be forced to enforce its remedies.

While such junior or unsecured investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking more senior to such investments and may benefit from cross-default provisions and security over the issuer’s assets, some or all of such terms may not be part of particular investments. Moreover, the Fund’s ability to influence an issuer’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under typical subordination terms, senior creditors are able to block the acceleration of the junior debt or the exercise by junior debt holders of other rights they may have as creditors. Accordingly, the Fund may not be able to take steps to protect investments in a timely manner or at all, and there can be no assurance that the Fund’s rate of return objectives or any particular investment will be achieved. In addition, the debt securities in which the Fund will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and are not expected to be rated by a credit rating agency.

Early repayments of the Fund’s investments may have a material adverse effect on the Fund’s investment objective. In addition, depending on fluctuations of the equity markets and other factors, warrants and other equity investments may become worthless. There can be no assurance that attempts to provide downside protection through contractual or structural terms with respect to the Fund’s investments will achieve their desired effect and potential investors should regard an investment in the Fund as being speculative and having a high degree of risk. Furthermore, the Fund has limited flexibility to negotiate terms when purchasing newly-issued investments in connection with a syndication of mezzanine or certain other junior or subordinated investments or in the secondary market.

“Covenant-lite” Obligations. The Fund may invest in, or obtain exposure to, obligations that may be “covenant- lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower, as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan the Fund holds begin to deteriorate in quality, the Fund’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay the Fund’s ability to seek to recover its investment.

Restructurings. Investments in companies operating in workout or bankruptcy modes present additional legal risks, including fraudulent conveyance, voidable preference and equitable subordination risks. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action.

High Yield Debt. The Fund may invest in “higher yielding” (and, therefore, higher risk) debt securities, when the Adviser believes that debt securities offer opportunities for capital appreciation. In most cases, such debt will be rated below “investment grade” or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. The market for high-yield securities has experienced periods of volatility and reduced liquidity. The market values of certain of these debt securities may reflect individual corporate developments. It is likely that a general economic recession or a major decline in the demand for products and services, in which the obligor operates, could have a materially adverse impact on the value of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these debt securities.

Risks from Investments in Private Companies. Investments in private companies involve a number of significant risks, any one of which could have a material adverse effect on the Fund’s operating results. These risks include that: (i) these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing on any guarantees the Fund may have obtained in connection with the Fund’s investment; (ii) these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; (iii) these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the companies underlying the Fund’s portfolio investment and, in turn, on us; (iv) these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, the Fund’s executive officers, directors, Trustees and Adviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s portfolio investments relating to such companies; and (v) these companies underlying the Fund’s portfolio investments may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Privately-held Companies and Risks from Lack of Available Information. Investments in private companies (which may underlie some of the Fund’s portfolio investments) pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio investment in such companies and, in turn, on us. Third, the investments themselves tend to be less liquid. As such, the Fund may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of such portfolio companies underlying the Fund’s portfolio investments may affect the Fund’s investment returns. Fourth, limited public information generally exists about private companies. Fifth, these companies may not have third-party debt ratings or audited financial statements. The Fund must therefore rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investments tied to these companies. The Adviser typically assesses an investment in a company underlying its portfolio investments based on the Adviser’s estimate of such company’s earnings and enterprise value, among other things, and these estimates may be based on limited information and may otherwise be inaccurate, causing the Adviser to make different investment decisions than it may have made with more complete information. These private companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) and other rules that govern public companies. If the Fund is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and it may lose money on its investments.

Risks from Investments in Publicly-Traded Companies. The Fund may invest a portion of its portfolio in publicly-traded assets. For example, it is not expected that the Fund will be able to negotiate additional financial covenants or other contractual rights, which the Fund might otherwise be able to obtain in making privately negotiated investments. In addition, by investing in portfolio investments tied to publicly-traded securities or assets, the Fund will be subject to U.S. federal and state securities laws, as well as non-U.S. securities laws, that may, among other things, restrict or prohibit the Fund’s ability to make or sell an investment. Moreover, the Fund may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments. Furthermore, the Fund may be limited in its ability to make investments and to sell existing investments in public securities because the Fund may be deemed to have material, non-public information regarding the issuers of those securities or as a result of other internal policies. The inability to sell public securities in these circumstances could materially adversely affect the Fund’s investment results. In addition, an investment may be sold by the Fund to a public company where the consideration received is a combination of cash and stock of the public company, which may, depending on the securities laws of the relevant jurisdiction, be subject to lock-up periods.

High-Grade Credit Investments Risk. The Fund’s assets are also expected to be invested in investments relating to “high-grade” or “investment grade” debt or debt instruments determined by the Adviser to be of reasonably high credit quality. Such investments are not immune from the credit risks associated with credit instruments that are not “high-grade” or “investment grade” and may subsequently become non-investment grade as a result of financial difficulties encountered by the issuers or borrowers or otherwise as a result of market conditions in the credit and interest rate markets and prevailing monetary and fiscal policies enacted by governments and monetary authorities. No assurance can be made with respect to recovery of principal or timely payment of interest payments, or that losses may not otherwise be incurred in respect of the Fund even to the extent invested in “high grade” or “investment grade” credit investments.

Real Estate Risks. The value of the real estate which underlies mortgage loans is subject to market conditions. Changes in the real estate market may adversely affect the value of the collateral and thereby lower the value to be derived from a liquidation. In addition, adverse changes in the real estate market increase the probability of default, as the incentive of the borrower to retain equity in the property declines. Furthermore, many of the properties which will secure loans purchased by the Fund may be suffering varying degrees of financial distress or may be located in economically distressed areas. Loans may become non-performing for a wide variety of reasons, including, without limitation, because the mortgaged property is too highly leveraged (and, therefore, the property is unable to generate sufficient income to meet its debt service payments), the property is poorly managed or because the mortgaged property has a high vacancy rate, has not been fully completed or is in need of rehabilitation. Such non-performing loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate, capitalization of interest payments and a substantial write-down of the principal of the loan. However, even if such restructuring were successfully accomplished, a risk exists that upon maturity of such mortgage loan, replacement “take-out” financing will not be available.

It is likely that the Fund may find it necessary or desirable to foreclose on some, if not many, of the loans. The foreclosure process is often lengthy and expensive. Borrowers may resist mortgage foreclosure actions by asserting numerous claims, counterclaims and defenses against the Fund, including, without limitation, numerous lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action and force the lender into a modification of the loan or a favorable buy-out of the borrower’s position. In some states, foreclosure actions can sometimes take several years or more to litigate. At any time prior to or during the foreclosure proceedings the borrower may file for bankruptcy, which would have the effect of staying the foreclosure actions and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the mortgaged property and may result in disrupting the ongoing leasing, management and operation of the property.

Risks Relating to Structured Finance Securities. The Fund’s portfolio may include investments in structured finance securities (“Structured Finance Securities”). Structured Finance Securities are, generally, debt securities that entitle the holders thereof to receive payments of interest and principal that depend primarily on the cash flow from or sale proceeds of a specified pool of assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities.

Investing in Structured Finance Securities entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. Structured Finance Securities are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform. Accordingly, such securities may include one or more credit enhancements (in addition to structural subordination), which are designed to raise the overall credit quality of the security above that of the underlying collateral. However, insurance providers and other sources of credit enhancement may fail to perform their obligations. Structured Finance Securities are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such Structured Finance Securities, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the structured finance instrument) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such Structured Finance Securities. In addition, concentrations of Structured Finance Securities of a particular type, as well as concentrations of Structured Finance Securities issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Structured Finance Securities to additional risk.

Certain Structured Finance Securities that may be held by the Fund may be subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the related transactions have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets. In certain circumstances, payments of interest may be reduced or eliminated for one or more payment dates. Additionally, as a result of cash flow being diverted to payments of principal of more senior classes, the average life of such securities may lengthen. Subordinate Structured Finance Securities generally do not have the right to call a default or vote on remedies following a default unless more senior securities have been paid in full. As a result, a shortfall in payments to subordinate investors in Structured Finance Securities will generally not result in a default being declared on the transaction nor in an acceleration or restructuring of the obligations thereunder. Furthermore, because subordinate Structured Finance Securities may represent a relatively small percentage of the size of an asset pool being securitized, the impact of a relatively small loss on the overall asset pool may be substantial on the holders of such subordinate security.

Structured Finance Securities are also subject to the risks of the underlying assets. (See also “—Residential Mortgage Loans and RMBS Collateralized by Residential Mortgage Loans” and “—Risks Relating to CMBS”). In particular, Structured Finance Securities are subject to risks related to the quality of the control systems and procedures used by the parties originating and servicing the securitized assets. Deficiencies in these systems may result in higher-than-expected borrower delinquencies or other factors affecting the value of the underlying assets, such as the inability to effectively pursue remedies against borrowers due to defective documentation. The Fund may rely upon representations of the securitization vehicles in respect of control systems and the securitized assets and conduct little or no diligence in respect of them. Accordingly, there can be no assurance that the control systems and the securitized assets will not be defective in a manner that could adversely affect the Fund.

Risks Relating to Loan Securitizations. The Fund may be expected to securitize one or more loans to generate cash. Securitizing such loan or loans typically involves the creation of a wholly owned entity, the contribution of such loan or pool of loans to the entity and the issuance by the entity of securities or tranched loans to purchasers who would be expected to be willing to accept a substantially lower interest rate than the loans earn. The Fund generally expects the Fund to retain all or a portion of the equity in any such securitized loan or pool of loans and its retained equity would be exposed to any losses on such loans before any of the debt securities would be exposed to such losses. The investment manager and its affiliates will often be in a position to determine whether assets should be placed into a whole loan securitization or whether the Fund and other clients of the Adviser should acquire such loans or other instruments directly, which can also create the potential for conflicts of interest as the Adviser and its affiliates manage other clients with investment guidelines that do not permit such other clients to invest in whole loan securitizations. There can be no assurance that the Adviser will determine to seek to securitize assets in a manner that ensures that the Fund will be eligible to participate (or that such securitization will occur successfully) and the Adviser is permitted to make different determinations in good faith whether to seek to securitize certain assets which determination may differ from determinations to not securitize similar assets.

Securities Lending Agreements. The Fund may from time to time make secured loans of the Fund’s marginable securities to brokers, dealers and other financial institutions if the Fund’s asset coverage, as defined in the 1940 Act, is at or above 300% immediately after each such loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to brokers and other financial institutions that the Fund believes to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (e.g., negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. If the Fund enters into a securities lending arrangement, the Adviser, as part of its responsibilities under the Investment Advisory Agreement, will invest the Fund’s cash collateral in accordance with its investment objective and strategies. The Fund will pay the borrower of the securities a fee based on the amount of the cash collateral posted in connection with the securities lending program. The borrower will pay to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.

The Fund may invest the cash collateral received only in accordance with its investment objective, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund expects to pay a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, will retain the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

Risks Relating to Investments in CLO Equity and CLO Debt. Unsecured subordinated notes and preference shares issued by CLOs (“CLO Equity”) represent equity interests or other subordinated tranches in the relevant CLO issuer. Like other securities issued by CLOs, CLO Equity is payable solely from, and to the extent of, the available proceeds from the collateral held by the CLO. CLO Equity is part of the issued share capital of the CLO and is not secured. Except for the CLO, no person is obligated to pay dividends or any other amounts with respect to CLO Equity. Consequently, holders of the CLO Equity must rely solely upon distributions on the collateral. If distributions on such collateral are insufficient to pay required fees and expenses, to make payments on the CLO Debt (as defined below) of the CLO or to pay dividends or other distributions on CLO Equity, all in accordance with the applicable priority of payments, no other assets of the CLO or any other person will be available for the payment of the deficiency. Once all proceeds of the collateral have been applied, no funds will be available for payment of dividends or other distributions on CLO Equity.

Therefore, whether holders of CLO Equity will receive a return equivalent to the repayment of the purchase price paid for such CLO Equity and any additional return thereon will depend upon the aggregate amount of dividends and other distributions paid on the CLO Equity prior to any final redemption date and the amount of available funds on the final redemption date available for distribution to holders of CLO Equity. Holders of CLO Equity should understand that distributions received over the life of the security constitute an undefined amount of interest and principal in a combined payment. As a result, the final payment received when a given CLO is called, redeemed, sold or liquidated is generally expected to be substantially less than the original cost of the investment even if the overall return on the investment is positive.

Payments of principal of, and interest on, notes issued by CLOs (“CLO Debt” and, together with CLO Equity, “CLO Securities”), and dividends and other distributions on CLO Equity, are subject to priority of payments. CLO Equity is subordinated to the prior payment of all obligations to the CLO Debt holders. Furthermore, in the event of a default on CLO Debt, holders of CLO Equity generally have no right to determine the remedies to be exercised. To the extent that any elimination, deferral or reduction in payments on CLO Securities occurs, such elimination will be borne first by CLO Equity and then by the CLO Debt in reverse order of seniority. Thus, the greatest risk of loss relating to defaults on the loans held by CLOs is borne by the CLO Equity. To the extent that a default occurs with respect to any loan and such loan is sold or otherwise disposed of, it is likely that the proceeds of such sale or other disposition will be less than the unpaid principal and interest on such collateral. Excess funds available for distribution in respect of the CLO Securities will be reduced by losses occurring on the collateral, and returns on the CLO Equity will be adversely affected.

Residential Mortgage Loans and RMBS Collateralized by Residential Mortgage Loans. A portion of the Fund’s investment portfolio may consist of residential mortgage loans, including sub-prime residential mortgage loans and RMBS backed by residential mortgage loans, including sub-prime residential mortgage loans. “Sub-prime” mortgage loans refer to mortgage loans that have been originated using underwriting standards that are less restrictive than the underwriting requirements used as standards for other first and junior lien mortgage loan purchase programs, such as the programs of Fannie Mae and Freddie Mac. These lower standards include mortgage loans made to borrowers having imperfect or impaired credit histories (including outstanding judgments or prior bankruptcies), mortgage loans where the amount of the loan at origination is 80% or more of the value of the mortgage property, mortgage loans made to borrowers with low credit scores, mortgage loans made to borrowers who have other debt that represents a large portion of their income and mortgage loans made to borrowers whose income is not required to be disclosed or verified. Due to economic conditions, including increasing adjustable interest rates and lower home prices, as well as aggressive lending practices, residential mortgage loans have, in recent periods, experienced increased rates of delinquency, foreclosure, bankruptcy and loss, and they are likely to continue to experience rates that are higher, and that may be substantially higher, than those experienced by mortgage loans historically. As a result of a decline in property value and aggressive lending practices, recoveries on some defaulted mortgage loans are more likely to be less than the amounts owed under such mortgage loans. Assumptions about the value of mortgage loans, including those that underlie RMBS, may prove to be wrong if, for example, social attitudes and/or government intervention make foreclosure unusually difficult or impossible. The exercise of remedies and successful realization of liquidation proceeds relating to residential mortgage loans and RMBS may be highly dependent on the performance of the servicer or special servicer. Thus, because of the higher delinquency rates and losses associated with residential mortgage loans, the performance of the Fund’s residential mortgage loans and RMBS backed by residential mortgage loans could be adversely affected.

Risks Relating to CMBS. The Fund’s portfolio may include exposure to CMBS. CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Furthermore, the net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; the solvency of the related tenants; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Mortgage Loans Underlying MBS. RMBS evidence interests in, or are secured by, pools of residential mortgage loans and CMBS evidence interests in or are secured by a single commercial mortgage loan or a pool of commercial mortgage loans. Accordingly, the MBS the Fund may invest in are subject to all of the risks of the underlying mortgage loans. (See “—Risks Relating to Structured Finance Securities”). Residential mortgage loans are secured by single-family residential property and are subject to risks of delinquency and foreclosure, and risks of loss. The ability of a borrower to repay a loan secured by a residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, depreciation of housing prices, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans. Loans may become non-performing for a wide variety of reasons, including, without limitation, because the mortgaged property is too highly leveraged (and, therefore, the property is unable to generate sufficient income to meet its debt service payments), the property is poorly managed or because the mortgaged property has a high vacancy rate, has not been fully completed or is in need of rehabilitation. Such non-performing loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate, capitalization of interest payments and a substantial write-down of the principal of the loan. However, even if such restructuring were successfully accomplished, a risk exists that upon maturity of such mortgage loan, replacement ‘takeout’ financing will not be available.

It is likely that the Fund may find it necessary or desirable to foreclose on some, if not many, of the loans. The foreclosure process is often lengthy and expensive. Borrowers may resist mortgage foreclosure actions by asserting numerous claims, counterclaims and defenses against the Fund, including, without limitation, numerous lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong foreclosure actions and force lenders into a modification of the loans or a favorable buyout of the borrowers’ positions. In some states, foreclosure actions can sometimes take several years or more to litigate. At any time prior to or during the foreclosure proceedings the borrower may file for bankruptcy, which would have the effect of staying the foreclosure actions and further delaying the foreclosure process. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in- possession to the extent the lien is unenforceable under state law. Foreclosure litigation tends to create a negative public image of the mortgaged property and may result in disrupting the ongoing leasing, management and operation of the property. In addition, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan.

Revolving Credit Facilities. The Fund is permitted to invest in funded and unfunded revolving credit facilities (“Revolvers”). In some cases, the Fund will need to acquire a Revolver in order to participate in the term loan associated with such Revolver. In such scenarios, it is possible that the Revolver will not be drawn on unless the applicable Revolver borrower enters a period of financial distress, is pursuing an acquisition or utilizes the Revolver for working capital needs and/or for one or more non-ordinary course reasons. The commitment will be reduced by the amount of the Fund’s investment in a Revolver, regardless of whether the Revolver is drawn upon, which will reduce the Fund’s available capital for purposes of being allocated other investment opportunities. Revolvers can generally be drawn on short notice. In addition, prediction of Revolver utilization is inherently subjective and might not take into account changes in credit quality and changes in cash flow, including working capital fluctuation and acquisition activity. While higher than expected utilization increases the current income of the Fund, it can also lower returns to the extent that the Fund needs to call capital to satisfy borrowing requests and will increase the Fund’s exposure to defaults by the borrower under the Revolver. There are also operating and financial risks of Revolver borrowers, as Revolver borrowers could deteriorate as a result of, among other factors, an adverse development in their business, a change in their competitive environment, or an economic downturn. As a result, Revolver borrowers that the Fund had expected to be stable could operate at a loss or have significant variations in operating results, could require substantial additional capital to support their operations or to maintain their competitive positions, or could otherwise have a weak financial condition or be experiencing financial distress. All of the foregoing could result in higher than expected draws on Revolvers and/or the inability of any Revolver borrower to repay any existing draws on such Revolver. Furthermore, the capital structure of a Revolver borrower that is subject to leverage will increase the exposure of such Revolver borrower to adverse economic factors (such as rising interest rates, changes in commodity prices, downturns in the economy or a deterioration in the condition of such Revolver borrower), each of which could impair such underlying Revolver borrower’s ability to finance its future operations and capital needs and could result in the imposition of restrictive financial and operating covenants or increase the risk of defaults by such Revolver borrower under a Revolver. If any such factors cause or contribute to such Revolver borrower’s inability to generate sufficient cash flow to meet principal and/or interest payments on its indebtedness or similar payments or obligations under any Revolver, such Revolver borrower’s flexibility to respond to changing business and economic conditions could be constrained materially and could increase the risk of default and/or insolvency and the value of Revolvers could be significantly reduced or even eliminated, and potentially resulting in the returns to the Fund being lower than would otherwise have been the case.

An additional concern in acquiring a Revolver is the possibility of material misrepresentation or omission on the part of the Revolver seller, the Revolver borrower or other credit support providers, or breach of covenant by any such parties. Such inaccuracy or incompleteness or breach of covenants could adversely affect the valuation of the collateral underlying the loans or the ability of the Revolver lenders to perfect or effectuate a lien on the collateral securing the loan or the Fund’s ability to otherwise realize on or avoid losses in respect of the investment. The Adviser will rely upon the accuracy and completeness of representations made by any such parties to the extent reasonable, but cannot guarantee such accuracy or completeness.

Predatory and Other Lending Laws. The Fund may be subject to liability for potential violations of predatory and other lending laws, which could adversely impact its results of operations, financial condition and business.

Various federal, state and local laws have been enacted that are designed to discourage predatory lending practices and more are currently proposed. The federal Home Ownership and Equity Protection Act of 1994, commonly known as HOEPA, prohibits inclusion of certain provisions in residential mortgage loans that have mortgage rates or origination costs in excess of prescribed levels and requires that borrowers be given certain disclosures prior to origination. Some states have enacted, or may enact, similar laws or regulations, which in some cases impose restrictions and requirements greater than those in HOEPA. In addition, under the anti-predatory lending laws of some states, the origination of certain residential mortgage loans (including loans that are not classified as “high cost” loans under applicable law) must satisfy a net tangible benefits test with respect to the related borrower. This test may be highly subjective and open to interpretation. As a result, a court may determine that a residential mortgage loan, for example, does not meet the test even if the related originator reasonably believed that the test was satisfied.

Failure of residential mortgage loan originators or servicers to comply with these laws, to the extent any of their residential mortgage loans become part of the Fund’s mortgage- related assets, could subject it, as assignees or purchasers to the related residential mortgage loans, to monetary penalties and could result in the borrowers rescinding the affected residential mortgage loans.

Lawsuits have been brought in various states making claims against assignees or purchasers of high cost loans for violations of state law. Named defendants in these cases have included numerous participants within the secondary mortgage market. If the loans are found to have been originated in violation of predatory or abusive lending laws, and the Fund has no rights to indemnification or the sellers are unable to meet their indemnification obligations, the Fund could incur losses, which could adversely impact the Fund’s results of operations, financial condition and business.

As of the date information contained in this Prospectus was compiled, there was uncertainty as to the outcome of various legislative and enforcement initiatives undertaken in the context of the residential mortgage crisis. It is not possible to predict the outcome of these initiatives, and there can be no assurance that they will not result in changes that adversely affect the Fund. In particular, government action to protect consumers, such as restricting lenders’ ability to foreclose, may have adverse consequences for the Fund.

Residential Mortgage Servicing and Origination State Licenses. State mortgage finance licensing laws vary considerably. Most states and the District of Columbia require a license to originate first and/or subordinate residential mortgage loans. In most of these states, the required license covers both first mortgage and subordinate mortgage loans. In some states, a separate license or additional license is needed to originate subordinate mortgage loans. Many of the mortgage licensing laws impose a licensing obligation to service residential mortgage loans. Certain state collection agency licensing laws require entities collecting on delinquent or defaulted loans for others or to acquire such loans to be licensed. Failure to obtain and maintain the appropriate state licenses, or to qualify for the appropriate exemptions, could adversely affect the Fund’s investments to the extent it seeks to engage in these activities directly.

Risks relating to ABS. ABS are, generally, Structured Finance Securities (other than RMBS or CMBS) backed by consumer receivables, commercial receivables or securities. The structure of an ABS and the terms of investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Important determinants of the risks associated with holding ABS include the relative seniority or subordination of the class of ABS; the relative allocation of principal and interest payments in the priorities by which such payments are made under the governing documents; how credit losses affect the issuing vehicle and the return to investors; whether collateral represents a fixed set of specific assets or accounts; whether the underlying collateral assets are revolving or closed-end; under what terms (including maturity of the asset-backed instrument) any remaining balance in the accounts may revert to the issuing company; and the extent to which the company that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors. In addition, certain ABS (particularly subordinated ABS) provide that the non-payment of interest in cash on such securities will not constitute an event of default in certain circumstances and the holders of such securities will not have available to them any associated default remedies. Interest not paid in cash will often be capitalized and added to the outstanding principal balance of the related security. Any such deferral may reduce the yield on such ABS. Like MBS and other Structured Finance Securities, ABS are subject to risks associated with the assets securitized. (See “—Structured Finance Securities”).

Risks Relating to Increases in Prepayment Rates of Debt Underlying MBS, ABS and CMBS. The frequency at which prepayments (including both voluntary prepayments by the borrowers and liquidations due to defaults and foreclosures) occur on mortgage loans underlying MBS and ABS will be affected by a variety of factors including the prevailing level of interest rates as well as economic, demographic, tax, social, legal, and other factors. Generally, borrowers tend to prepay their mortgages when prevailing mortgage rates fall below the interest rates on their mortgage loans. CMBS are indirectly subject to the risks associated with prepayments (including voluntary prepayments by the borrowers and liquidations due to defaults and foreclosures) on mortgage loans. In general, “premium” securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and “discount” securities (securities whose principal or par amounts exceed their market values) are adversely affected by slower than anticipated prepayments. Since many MBS, ABS and CMBS will be discount securities when interest rates are high, and will be premium securities when interest rates are low, these MBS, ABS and CMBS may be adversely affected by changes in prepayments in any interest rate environment.

The adverse effects of prepayments may impact the Fund in two ways. First, particular investments may experience outright losses, as in the case of interest-only securities in an environment of faster actual or anticipated prepayments. Second, particular investments may under-perform relative to hedges that the Adviser may have constructed for these investments, resulting in a loss to a Fund. In particular, prepayments (at par) may limit the potential upside of many MBS, ABS and CMBS to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss. In addition, in the case of “premium” securities, prepayments at par may result in losses.

Effect of Changes in Interest Rates on Investments in Mortgage Loans, MBS and ABS. Most mortgage loans, MBS and ABS, especially fixed rate mortgage loans, MBS and ABS, decline in value when long-term interest rates increase. Even in the case of MBS that are guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae, such guarantees do not protect the Fund from declines in market value caused by changes in interest rates. In the case of adjustable rate mortgages (“ARM”), RMBS and ABS collateralized by ARMs, increases in interest rates can lead to increases in delinquencies and defaults as borrowers become less able to make their mortgage payments following payment resets. Declines in market value, if not offset by any corresponding gains on hedging instruments, may ultimately reduce earnings or result in losses to the Fund, which may negatively affect cash available for distribution to Investors. The Fund could also realize immediate losses if the securities were sold.

An increase in short-term interest rates would increase the amount of interest owed on the repurchase agreements the Fund may enter into in order to finance the purchase of mortgage loans, MBS and ABS.

The interest rate risks associated with residual interest in MBS can be complex. On the one hand, residual interest in MBS often have the characteristics of interest-only securities, or IOs, in that they often decline in value as prepayment rates increase, which is usually associated with declines in long-term interest rates. On the other hand, residual interest in MBS often have the characteristics of inverse-floating rate securities, in that when short-term interest rates increase, the excess spread between the interest rates on the underlying mortgage loans of the securitization and the interest rates on the floating-rate debt tranches of the securitization is often reduced.

The market values of the Fund’s investments may also decline for a number of reasons not directly tied to changes in interest rates, such as increases in non-interest-rate-driven defaults (such as resulting from changes in overall economic conditions), increases in non-interest rate-driven prepayments (such as resulting from increased borrower mobility or the availability of “cash-out” refinancing opportunities), and widening of credit spreads.

Risks Relating to Subordinated Securities. There are no restrictions on the credit quality of the Fund’s investments. Securities in which the Fund may invest may be deemed by rating companies to have substantial vulnerability to default in payment of interest and/or principal. Other securities may have the lowest quality ratings or may be unrated. In the case of below-investment-grade (or unrated) MBS, ABS or CMBS, these securities will generally be subordinated to other more “senior” securities of the same issue or series. The default-related risks of the underlying mortgages or assets will be severely magnified in subordinated securities. Certain subordinated securities absorb all losses from default before any other class of securities is at risk. Such securities therefore possess some of the attributes typically associated with equity investments. Default risks may also be further pronounced in the case of MBS, ABS or CMBS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying mortgage loans or assets. Accordingly, these securities may experience significant price and performance volatility with respect to a variety of market and non-market factors.

The Adviser may or may not hedge the credit risk associated with MBS, ABS and CMBS. In some cases, the Adviser may hedge certain of these purchases through offsetting short positions or by positions in options linked to default. No natural hedge exists for the default risks for many asset types, including those inherent to individual whole loans, as the behavior of a small set of borrowers may not be well correlated to the behavior of a larger pool. Nevertheless, the Adviser may choose to hedge risks to mortgage originators or specialty finance companies via debt or equity trades in these companies or through the use of other derivatives, such as credit default swaps. The market values of certain of these securities (such as subordinated MBS, ABS and CMBS) also tend to be more sensitive to changes in economic conditions than higher rated securities. Declining real estate values, in particular, will increase the risk of loss to subordinated MBS and CMBS upon default, and may lead to a downgrading of the securities by rating agencies. The value of subordinated MBS, ABS and CMBS may also be affected by changes in the market’s perception of the entity issuing or guaranteeing them, or by changes in government regulations and tax policies.

In general, the ratings of nationally recognized rating organizations represent the opinions of these agencies as to the credit quality of securities that they rate. These ratings may be used by the Adviser as initial criteria for the selection of portfolio securities. Such ratings, however, are relative and subjective; they are not absolute standards of quality and do not evaluate the market value risk of the securities. It is also possible that a rating agency might not change its rating of a particular issue on a timely basis to reflect subsequent events.

Consumer Lending. The Fund may lend or acquire debt of consumer finance lenders, which are subject to certain risks, including the following:

●	Historical Developments. The number of delinquencies and defaults on consumer receivables is significantly influenced by the employment status of obligors as well as other economic factors, such as inflation. There can be no assurance that high levels of unemployment or underemployment will not recur, or that other factors relating to the uncertain economic climate (such as inflation) will not result in increased delinquencies and defaults with respect to consumer receivables in the future.

●	Consumer Lending Laws. Federal and state consumer protection laws, including laws enacted by the CFPB, impose requirements, including in some cases licensing, and place restrictions on creditors and others in connection with the origination and extension of credit and collections of consumer loans, including protection of non-public personal information obtained in the origination and servicing of those loans. Consumer loans that do not comply with consumer protection laws may result in litigation seeking damages (including attorney fees and costs) or regulatory action which could result in the imposition of fines, penalties or additional regulatory scrutiny; or which could subject collection efforts to possible defenses, setoffs or findings, including that loans are not valid or enforceable under their terms against the obligors of those loans.

●	Increased Competition. The consumer lending market is competitive and rapidly changing. With the introduction of new technologies and the influx of new entrants, competition may persist and intensify in the future, which could have a material adverse effect on the consumer finance lenders in which the Fund may invest. These borrowers could face competition from other institutional investors, banks, hedge funds, credit card companies and marketplace lending facilitators. While the precise effect of such competition cannot be determined, such competition may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by the holders of such investments. Competition could result in reduced volumes, reduced fees, increased marketing and customer acquisition costs or the failure of the consumer finance lenders in which the Fund may invest to achieve or maintain more widespread market acceptance, any of which could have a material adverse effect on these borrowers’ operations or businesses.

●	Loan Mispricing. Credit and other information that is received about a borrower may be inaccurate or may not accurately reflect such borrower’s creditworthiness, which may cause certain consumer finance loans to be inaccurately priced. Lending facilitators obtain borrower credit information from consumer reporting agencies and assign loan grades to loan requests based on credit decisioning and scoring models that take into account reported credit scores and the requested loan amount, in addition to a variety of other factors. A credit score or loan grade assigned to a borrower may not reflect that borrower’s actual creditworthiness because the credit score may be based on incomplete or inaccurate consumer reporting data, and typically, the lending facilitators do not verify the information obtained from the borrower’s credit report. Additionally, there is a risk that, following the date of the credit report that the models are based on, the borrower’s status with regard to creditworthiness has changed. Lending facilitators may not verify all of this information, and it may be inaccurate or incomplete. For example, lending facilitators do not always verify a borrower’s stated tenure, job title, home ownership status or intention for the use of loan proceeds. If the consumer finance lenders in which the Fund invests provide consumer loans based on information supplied by borrowers or third parties that is inaccurate, misleading or incomplete, the Fund may not receive expected returns on its investments.

●	Participations. The consumer finance lenders in which the Fund may invest may acquire a portion of its interests in consumer loans through outright purchases. However, the Fund may also acquire interests in consumer loans either directly by way of assignment or indirectly in a portion of debt by way of participation. In purchasing a participation, the consumer finance lenders will generally have no right to enforce compliance by the obligor with the terms of the loan. As a result, the consumer finance lenders would likely assume the credit risk of both the borrower and the selling institution. In the event of the insolvency of the selling institution, the consumer finance lenders will be treated as a general creditor of the selling institution in respect of the participation and may not benefit from any set-off between the selling institution and the obligor.

●	Value Determinations. The determination of fair value in respect of a consumer loan, and thus the amount of unrealized losses incurred in any period, is to a degree subjective. Fair value may be estimated by using a discounted cash flow methodology based upon significant unobservable inputs, such as loss adjusted discount rates and projected loss rates. Significant increases or decreases in unobservable inputs, such as loss adjusted discount rates, projected loss rates or market yield, would result in a decrease or increase, respectively, in the fair value measurement. Because such valuations are inherently uncertain, the valuations may fluctuate significantly over short periods due to changes in current market conditions. There is no guarantee that the fair value, as determined by the Adviser, will represent the value that will be realized by the Fund on the eventual disposition of the portfolio investment or that would, in fact, be realized upon an immediate disposition of the portfolio investment.

The risks described above may negatively affect the financial and operational results of consumer finance lenders and impair their ability to repay their borrowings. By lending to or acquiring debt of consumer finance lenders, the Fund will be exposed to the risks described above, which could adversely affect the Fund’s returns.

Accounts Receivables Relating to Consumer Loans/Obligations. The Fund is authorized to invest in, or lend against, portfolios of accounts receivables relating to consumer loans, including consumer debt, residential real estate and mortgages, agricultural loans, auto loans, prime auto, non-prime auto, installment loans, home improvement, credit card receivables, debt consolidation loans, fleet leases, HELOCs, HEIs, Residential (NQM, NPL, SFR, CES, Fix & Flip, MSR, reverse mortgage, scratch and dent, second lien, agency, bridge, and non-agency), construction, motorcycle, RV, non-performing loans (residential mortgage and other), railcar leases, solar panel loans and leases, student loans, tax liens and timeshare loans. The performance of such assets will be affected by general economic conditions. Recent changes in economic conditions have adversely affected the performance and market value of such assets. The ability to collect on consumer obligation accounts receivables is dependent on the performance of a servicer. The servicer may be able to commingle funds relating to a transaction (such as collections from the loans and proceeds from the disposition of any repossessed collateral, such as repossessed vehicles) with its own funds for a period of time. Commingled funds may be used or invested by the servicer at its own risk and for its own benefit. If the servicer were unable to remit those funds or the servicer were to become a debtor under any insolvency laws, delays or reductions in the receivables may occur.

Additionally, servicers may be subject to regulation by certain government agencies, including the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation. If a servicing arrangement or activities were found to constitute unsafe or unsound banking practices, such government agencies may take regulatory action against the servicer, which could result in losses or delays in payment.

In addition, consumer loans generally have significant risk of loss or default, particularly in the case of loans that are secured by rapidly depreciable assets, such as automobiles, or loans that are unsecured. In these cases, the Fund faces the risk that any collateral for a defaulted loan may not provide an adequate source of repayment of the outstanding loan balance. Thus, the recovery and sale of such property could be insufficient to compensate the Fund for the principal and interest outstanding on these loans. Because loan applications may be completed by third parties, the Fund assumes the risks associated with that third party properly complying with U.S. federal, state, and local consumer protection laws. It may become necessary to increase the Fund’s provision for loan losses in the event that the Fund’s losses on consumer loans increase, which would reduce the Fund’s profits.

Furthermore, consumer obligations are subject to various consumer protection laws which regulate the creation and enforcement of such obligations. The violation of such laws by lenders, originators and their affiliates may permit borrowers to reduce their obligation to pay the amount of receivables they owe or require lenders to pay certain penalties. Similarly, if a borrower were to seek protection under U.S. federal or state bankruptcy or debtor relief laws, a court could reduce or discharge completely the borrower’s obligations to repay amounts due on its receivable. Certain student loans may be guaranteed by the U.S. federal government; a guarantee agency may reject a loan for claim payment due to a violation of the Federal Family Education Loan Program due diligence collection and servicing requirements. Certain laws such as the Service Members Civil Relief Act of 2004 and, in respect of student loans, the Higher Education Relief Opportunity for Students Act of 2003, restrict the ability of lenders and servicers to collect on outstanding obligations of borrowers on active military duty or subject to national emergencies. The College Cost Reduction and Access Act, which went in effect on July 1, 2008, may negatively impact the returns in respect of student loans.

New laws and regulations adopted in various jurisdictions in the United States may significantly impact consumer loans and lenders of consumer loans. In addition, there has been additional scrutiny by governmental authorities and other interest groups regarding consumer loans and consumer loan lenders. For example, the Consumer Financial Protection Bureau in June 2017 reported that it had completed its review of public comments concerning a proposed regulation that may eliminate or substantially impair the ability of many lenders to continue to offer payday loans, automobile title loans, deposit advances and “high cost” consumer (non-mortgage) loans. It is impossible to predict what, if any, changes in the regulations and the enforcement and regulatory/political climates relating to consumer loans and consumer loan lenders will be applicable to the Fund, the Adviser, the markets in which they trade and invest or the counterparties with which they do business may be instituted in the future. Any such laws or regulations could have a material adverse impact on the profit potential of the Fund, as well as require increased transparency as to the identity of the Shareholders.

In 2009, the United States enacted the Credit CARD Act of 2009, which limits the ability of credit card companies to, among other things, increase interest rates on existing credit card balances and limits the practice of universal defaults. Additionally, in March 2010, the United States enacted legislation which revised the U.S. federal student loan program, which, among other things, eliminated fees paid to banks which serve as intermediaries to students, permits borrowers to cap repayments at 10% of their income (above a basic living allowance) and provides for loan forgiveness for students who enter certain professions. One or both of these laws, or any other similar laws or regulations enacted hereafter, may have an adverse impact on the value of the Fund’s direct or indirect investments in accounts receivables.

Repurchase Agreements. Subject to its investment objective and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements. The Fund may use reverse repurchase agreements, which involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Bridge Financings. From time to time, the Fund may lend to companies underlying its portfolio investments on a short-term, unsecured basis or otherwise invest on an interim basis in portfolio investments in anticipation of a future issuance of equity or long-term debt securities or other refinancing or syndication. Such bridge loans would typically be convertible into a more permanent, long-term security; however, for reasons not always in the Fund’s control, such long-term securities issuance or other refinancing or syndication may not occur and such bridge loans and interim investments may remain outstanding. In such event, the interest rate on such loans or the terms of such interim investments may not adequately reflect the risk associated with the position taken by the Fund.

Merchant Cash Advances. For a variety of reasons, many small- and medium-sized merchants, retailers and businesses may have difficulties securing loans from traditional lenders. Companies that have gone through financial difficulties, bankruptcy or have had their debt “charged-off” by creditors may also have difficulty in securing financing. These difficulties are due in part to the fact that, when a bank makes a loan, it tends to focus on the credit history of the borrower and the past performance of the business, together with the value of a business’s total assets. In contrast, merchant cash advances are made largely based on factors such as the value of a business’s account receivables. The Fund may provide merchant cash advances in exchange for a share of a business’s future sales and/or a fixed fee. The Fund’s remittances from the borrower will generally be drawn from the borrower’s customer debit- and credit-card purchases until the advance is repaid. Such cash advances come with the additional risks associated with small business lending, which may lead to significant losses to the Fund.

Since the cash advances are technically sales of future assets, rather than direct loans or credit, when making such advances the Fund is not believed to be currently subject to state usury laws or any of the restrictions under the Dodd-Frank Act. However, there have been discussions of increasing regulation of merchant cash advances and other alternative lending. Any such increased regulation may have a material adverse effect on the Fund by increasing the cost of executing merchant cash advances, or making the strategy economically unfeasible or unlawful. There have also been claims that certain merchant cash advances should be re-characterized as loans. Any such claims, if successful, could result in an inability to collect on the merchant cash advances, as well as a potential for fines, penalties, and required refunds of amounts previously collected.

The Fund will employ a broad range of investment techniques, including techniques that are novel and untested.

The Fund may employ investment techniques or invest in instruments that it believes will help achieve the Fund’s investment objective, whether or not such investment techniques or instruments are specifically defined herein, so long as such investments are consistent with the Fund’s investment strategies and objective and subject to applicable law. Such investment techniques or instruments may not be thoroughly tested in the market before being employed and may have operational or theoretical shortcomings which could result in unsuccessful investments and, ultimately, losses to us. In addition, any such investment technique or instrument may be more speculative than other investment techniques or instruments specifically described herein and may involve material and unanticipated risks. There can be no assurance that the Fund will be successful in implementing any such investment technique. Furthermore, the diversification and type of investments may differ substantially from the Fund’s prior investments.

Investing in middle-market companies involves a number of significant risks.

Investing in middle-market companies involves a number of significant risks, including:

●	such companies may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees the Fund may have obtained in connection with the Fund’s investment;

●	such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

●	such companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s portfolio investment and, in turn, on us;

●	such companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

●	there is generally little public information about these companies, they and their financial information are not subject to the reporting requirements of the 1934 Act and other regulations that govern public companies and the Fund may be unable to uncover all material information about these companies, which may prevent it from making a fully informed investment decision and cause the Fund to lose money on its investments;

●	the Fund’s executive officers, Trustees and the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in the portfolio investments; and

●	such companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness, including any debt securities held by us, upon maturity.

Investments in common and preferred equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

Although equity securities, including common stock, have historically generated higher average total returns than fixed income securities over the long term, equity securities also have experienced significantly more volatility in those returns. The Fund’s equity investments, which are not intended to be a major focus of its strategy, may fail to appreciate and may decline in value or become worthless, and the Fund’s ability to recover its investment will depend on the company underlying the Fund’s portfolio investment’s success. Investments in equity securities involve a number of significant risks, including:

●	any equity investment the Fund makes in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

●	to the extent that the portfolio company requires additional capital and is unable to obtain it, the Fund may not recover its investment; and

●	in some cases, equity securities in which the Fund invests will not pay current dividends, and its ability to realize a return on its investment, as well as to recover its investment, will be dependent on the success of the portfolio company.

Even if the company underlying a portfolio investment is successful, the Fund’s ability to realize the value of its investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the company. It is likely to take a significant amount of time before a liquidity event occurs or the Fund can otherwise sell its investment. In addition, the equity securities the Fund receives or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

There are special risks associated with investing in preferred securities, including:

●	preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, it may be required to report income for tax purposes before it receives such distributions;

●	preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

●	preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

●	generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

Additionally, when the Fund invests in debt securities, it may acquire warrants or other equity securities as well. The equity interests the Fund receives may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences.

The Fund may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the 1940 Act and, to the extent the Fund so invests, will bear the Fund’s ratable share of any such company’s expenses, including management and performance fees. The Fund will also remain obligated to pay the Management Fee and Incentive Fee to the Adviser with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of the Shareholders will bear his or her share of the Management Fee and Incentive Fee due to the Adviser as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

By originating loans to companies that are experiencing significant financial or business difficulties, the Fund may be exposed to distressed lending risks.

As part of the Fund’s lending activities, the Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to us, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund to the borrower.

The Fund may suffer a loss if a company underlying a portfolio investment defaults on a loan and the underlying collateral is not sufficient, or if the company has debt that ranks equally with, or senior to, the Fund’s investments.

To attempt to mitigate credit risks, the Fund intends to take a security interest in the available assets of the companies underlying the Fund’s portfolio investments. There is no assurance that the Fund will obtain or properly perfect the Fund’s liens.

Where a portfolio company defaults on a secured loan, the Fund will only have recourse to the assets collateralizing the loan. There is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. If the underlying collateral value is less than the loan amount, the Fund will suffer a loss. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or that the Fund will be able to collect on the loan should the Fund be forced to enforce the Fund’s remedies.

The companies underlying the Fund’s portfolio investments may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which the Fund invests. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the debt instruments in which the Fund invests. For example, certain debt investments that the Fund will make in portfolio companies will be secured on a second priority lien basis by the same collateral securing senior debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, any holders of debt instruments ranking senior to the Fund’s investment in that portfolio company would typically be entitled to receive payment in full before the Fund receives any distributions. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the first priority or second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the first priority or second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

In the case of debt ranking equally with debt instruments in which the Fund invests, it would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and the Fund’s portfolio company may not have sufficient assets to pay all equally ranking credit even if the Fund holds senior, first-lien debt. Where debt senior to the Fund’s loan exists, the presence of intercreditor arrangements may limit the Fund’s ability to amend its loan documents, assign its loans, accept prepayments, exercise its remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company.

In addition, the Fund may make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over the Fund with respect to the proceeds of a sale of the underlying assets. In cases described above, the Fund may lack control over the underlying asset collateralizing its loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a company underlying a portfolio investment, the Fund may not have full recourse to its assets in order to satisfy its loan, or its loan may be subject to “equitable subordination.” This means that depending on the facts and circumstances, a bankruptcy court might re-characterize the Fund’s debt holding and subordinate all or a portion of the Fund’s claim to that of other creditors. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for the Fund to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing the Fund to suffer losses.

If the value of collateral underlying the Fund’s loan declines or interest rates increase during the term of its loan, a portfolio company may not be able to obtain the necessary funds to repay the Fund’s loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance the Fund’s loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay the Fund’s loan at maturity, the Fund could suffer a loss which may adversely impact the Fund’s financial performance.

The Fund may not be in a position to exercise control over the companies underlying the Fund’s portfolio investments or to prevent decisions by management of such companies that could decrease the value of the Fund’s investments.

The Fund will not generally hold controlling equity positions in the companies underlying the Fund’s portfolio investments though it may have board representation or board observation rights, and its debt agreements with such companies may contain restrictive covenants. To the extent that the Fund does not hold a controlling equity interest in a portfolio company, it is subject to the risk that such portfolio company may make business decisions with which it disagrees, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity for the debt and equity investments that the Fund will typically hold in the companies underlying the Fund’s portfolio investments, it may not be able to dispose of the Fund’s investments in the event it disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of the Fund’s investments.

In addition, the Fund may not be in a position to control any portfolio company by investing in its debt securities. As a result, the Fund is subject to the risk that a portfolio company in which it invests may make business decisions with which the Fund disagrees and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as debt investors.

Certain of the Fund’s investments may be adversely affected by laws relating to fraudulent conveyance or voidable preferences, or the Fund could become subject to lender liability claims.

Certain of the Fund’s investments could be subject to federal bankruptcy law and state fraudulent transfer laws, which vary from state to state, if the debt obligations relating to certain investments were issued with the intent of hindering, delaying or defrauding creditors, if a representative of Fortress or the Adviser sat on the board of trustees of such portfolio company, or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such debt obligations. If the debt proceeds are used for a buyout of stockholders, this risk is greater than if the debt proceeds are used for day-to-day operations or organic growth. If a court were to find that the issuance of the debt obligations was a fraudulent transfer or conveyance, the court could re-characterize the Fund’s debt investment and subordinate all or a portion of the Fund’s claim to that of other creditors, void or otherwise refuse to recognize the payment obligations under the debt obligations or the collateral supporting such obligations, or require the Fund to repay any amounts received by the Fund with respect to the debt obligations or collateral. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any repayment on such debt obligations.

In addition, a number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or stockholders. Because of the nature of the Fund’s investments in portfolio companies, the Fund may be subject to allegations of lender liability.

Prepayments of the Fund’s debt investments by the companies underlying the Fund’s portfolio investments could adversely impact the Fund’s results of operations and reduce the Fund’s return on equity.

The Fund will be subject to the risk that the investments it makes in its portfolio companies may be repaid prior to maturity. When this occurs, the Fund will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and the Fund could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, the Fund’s results of operations could be materially adversely affected if one or more of its portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact the Fund’s return on equity. This risk will be more acute when interest rates decrease, as the Fund may be unable to reinvest at rates as favorable as when it made its initial investment.

If the Fund cannot obtain debt financing or equity capital on acceptable terms, the Fund’s ability to acquire investments and to expand the Fund’s operations will be adversely affected.

The net proceeds from the Fund’s investments and this offering will be used for the Fund’s investment opportunities, and, if necessary, the payment of operating expenses and the payment of various fees and expenses such as Management Fee, Incentive Fee, other expenses and distributions. Any working capital reserves the Fund maintains may not be sufficient for investment purposes, and the Fund may require additional debt financing or equity capital to operate. Pursuant to tax rules that apply to RICs, the Fund will be required to distribute at least 90% of the Fund’s net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to the Shareholders. Accordingly, in the event that the Fund needs additional capital in the future for investments or for any other reason the Fund may need to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to the Fund due to unfavorable economic conditions, which could increase the Fund’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to us. Consequently, if the Fund cannot obtain further debt or equity financing on acceptable terms, the Fund’s ability to acquire additional investments and to expand its operations will be adversely affected. As a result, the Fund would be less able to diversify its portfolio and achieve its investment objective, which may negatively impact the Fund’s results of operations and reduce its ability to make distributions to the Shareholders.

The effect of global climate change may impact the operations of the Fund’s portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of the Fund’s portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of the Fund’s portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of the Fund’s portfolio companies’ financial condition through, for example, decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

Inflation may adversely affect the business, results of operations and financial condition of the Fund’s portfolio companies.

Certain of the portfolio companies in which the Fund may invest may be impacted by inflation. If such portfolio companies are unable to pass any increases in their costs along to their customers, it could adversely affect their results and impact their ability to pay interest and principal on the Fund’s loans. In addition, any projected future decreases in the Fund’s portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Fund’s investments could result in future unrealized losses and therefore reduce the Fund’s net assets resulting from operations.

The Fund’s portfolio companies may be highly leveraged.

Some of the Fund’s portfolio companies may be highly leveraged (including substantial leverage senior to the Fund’s investments, a considerable portion of which could be secured and/or could be at floating interest rates). Such investments are inherently more sensitive to declines in revenues, competitive pressures and increases in expenses and interest rates. The leveraged capital structure of such issuers will increase their exposure to adverse economic factors, such as downturns in the economy or deterioration in the condition of the issuers or their industries, and such companies could be subject to restrictive financial and operating covenants in more senior debt instruments and contracts that adversely impact the Fund’s investments. This leverage could result in more serious adverse consequences to such companies (including their overall profitability or solvency) in the event these factors or events occur than would be the case for less leveraged companies. If an issuer of the Fund’s portfolio investments cannot generate adequate cash flow to meet debt obligations, the issuer could default on its loan agreements or be forced into bankruptcy resulting in a restructuring of the company’s capital structure or liquidation of the company. The debt investments acquired by the Fund generally are the most junior in what is typically a complex capital structure, and thus subject to the greatest risk of loss. Furthermore, to the extent issuers in which the Fund is invested have become insolvent, the Fund could determine, in cooperation with other debtholders or on its own, to engage, at the Fund’s expense, in whole or in part, counsel and other advisors in connection therewith. In addition to leverage in the capital structure of the issuer, the Fund can incur leverage.

The Fund’s investments in non-U.S. companies may involve significant risks in addition to the risks inherent in U.S. investments.

The Fund’s investment strategy will contemplate potential investments in securities of non-U.S. companies to the extent permissible under the 1940 Act, as applicable. Investing in non-U.S. companies may expose the Fund to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of non-U.S. taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks are likely to be more pronounced for investments in companies located in emerging markets and particularly for middle-market companies in these economies.

Although most of the Fund’s investments are expected to be denominated in U.S. dollars, the Fund’s investments that are denominated in a non-U.S. currency will be subject to the risk that the value of a particular currency will change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may employ hedging techniques to minimize these risks, but the Fund cannot assure you that such strategies will be effective or without risk to us.

The market structure applicable to derivatives imposed by the Dodd-Frank Act, the U.S. Commodity Futures Trading Commission (“CFTC”) and the SEC may affect the Fund’s ability to use over-the-counter (“OTC”) derivatives for hedging purposes.

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the CFTC and the SEC have issued rules to implement broad new regulatory requirements and broad new structural requirements applicable to OTC derivatives markets and, to a lesser extent, listed commodity futures (and futures options) markets. Similar changes are in the process of being implemented in other major financial markets.

Engaging in OTC derivatives or other commodity interest transactions such as futures contracts or options on futures contracts may cause the Fund to fall within the definition of “commodity pool” under the Commodity Exchange Act and related CFTC regulations. The Adviser has claimed relief from CFTC registration and regulation as a commodity pool operator with respect to the Fund’s operations, with the result that it will be limited in its ability to use futures contracts or options on futures contracts or engage in such OTC derivatives transactions. Specifically, the Fund will be subject to strict limitations on using such derivatives other than for hedging purposes, whereby the use of derivatives not used solely for hedging purposes is generally limited to situations where (i) the aggregate initial margin and premiums required to establish such positions does not exceed five percent of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into; or (ii) the aggregate net notional value of such derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio. The Fund operates in a manner to be able to rely on the exclusion from the definition of commodity pool operator provided in Rule 4.5 under the Commodity Exchange Act.

The Dodd-Frank Act also imposed requirements relating to real-time public and regulatory reporting of OTC derivative transactions, enhanced documentation requirements, position limits on an expanded array of commodity-based transactions, recordkeeping requirements, mandatory margining of certain OTC derivatives and mandatory central clearing and swap execution facility (“SEF”) execution of certain OTC derivatives. At present, certain interest rate derivatives and index credit derivatives are subject to mandatory central clearing and SEF execution. Taken as a whole, these changes could significantly increase the cost of using OTC derivatives to hedge risks, including interest rate and foreign exchange risk; reduce the level of exposure the Fund is able to obtain for risk management purposes through OTC derivatives (including as the result of the CFTC imposing position limits on additional products); reduce the amounts available to the Fund to make non-derivatives investments; impair liquidity in certain OTC derivatives; and adversely affect the quality of execution pricing obtained by us, all of which could adversely impact the Fund’s investment returns.

The Fund may be subject to risks related to hedging and derivative transactions.

The Fund may invest in certain securities, such as swaps, derivatives, hedges or foreign currency forward contracts, among others, which may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deduction, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) increase ordinary income distributions, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is subject to additional limitations), (v) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not be qualifying income for purposes of the 90% Gross Income Test (as defined below). It could be more difficult for the Fund to comply with certain federal income tax requirements applicable to RICs if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments was successfully challenged by the IRS.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements (e.g., capital commitments to invest equity in portfolio companies that can be drawn at the discretion of the portfolio companies’ general partner). To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund treats purchase price deferrals as unfunded commitment agreements for purposes of Rule 18f-4. The Fund will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met. To the extent the Fund enters into a secondary transaction to purchase interests in underlying portfolio companies, the Fund will treat the date of the transfer agreement to purchase the interest in a specific portfolio company as the trade date for determining whether the purchase of the portfolio company qualifies for the exemption for non-standard settlement cycle securities transactions.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund fails to qualify as a “limited derivatives user” as defined in Rule 18f-4 and seeks to enter into derivatives transactions, the Fund will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

The Fund’s ability to enter into transactions involving derivatives and financial commitment transactions may be limited.

Rule 18f-4 under the 1940 Act impacts the ability of a registered investment company to use derivatives and other transactions that create future payment or delivery obligations. Under Rule 18f-4, registered investment companies that use derivatives and certain other related instruments and do not qualify as a “limited derivatives user” are subject to a value-at-risk leverage limit, a derivatives risk management program and testing requirements and requirements related to board reporting. The Fund operates and intends to continue to qualify as a “limited derivatives user” and has adopted compliance policies to monitor the Fund’s derivatives exposure under Rule 18f-4.

The Fund may use derivatives for hedging purposes, accordingly the Fund may enter into long and short positions in all types of swaps, including total return swaps, rate of return swaps, credit default swaps (including index credit default swaps) and interest rate swaps. The Fund may also enter into long and short positions in credit linked securities, which is a form of credit derivative structured as a security with an embedded credit default swap. Credit-linked securities and OTC credit default swaps are bilateral agreements between two parties that transfer a defined credit risk from one party to another.

Derivatives transactions, like other financial transactions, involve a variety of significant risks. The specific risks presented by a particular derivative transaction necessarily depend upon the terms of the transaction and the Fund’s circumstances. In general, however, all derivative transactions involve some combination of market risk, credit risk, counterparty credit risk, funding risk, liquidity risk and operational risk. Highly customized swaps transactions in particular may increase liquidity risk. Highly leveraged transactions generally experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying or related market factor. In evaluating the risks and contractual obligations associated with a particular swap transaction, it is important to consider that a swap transaction generally is modified or terminated only by mutual consent of the original parties and subject to agreement on individually negotiated terms. Therefore, it may not be possible for the Fund to modify, terminate or offset the Fund’s obligations under a swap or the Fund’s exposure to the risks associated with a swap prior to its scheduled termination date.

As noted herein, the Fund may enter into transactions involving privately negotiated off-exchange derivative instruments, including total return swaps and other derivative instruments. There can be no assurance that a liquid secondary market will exist for any particular derivative instrument at any particular time, including for those derivative instruments that were originally categorized as liquid at the time they were acquired by us. In volatile markets, the Fund may not be able to close out a position without incurring a significant amount of loss. Although OTC derivative instruments are designed to be tailored to meet particular financing needs and, therefore, typically provide more flexibility than exchange-traded products, the risk of illiquidity is also greater as these instruments can generally be closed out only by negotiation with the other party to the instrument. OTC derivative instruments, unlike exchange-traded instruments, are not guaranteed by an exchange or clearinghouse, and thus are generally subject to greater credit risks. In addition, the Fund may not be able to convince its counterparty to consent to an early termination of an OTC derivative contract or may not be able to enter into an offsetting transaction to effectively unwind the transaction. Such OTC derivative contracts generally are not assignable except by agreement between the parties concerned, and a counterparty typically has no obligation to permit such assignments. Even if the Fund’s counterparty agrees to early termination of such OTC derivatives at any time, doing so may subject the Fund to certain early termination charges.

The Fund may enter into reverse repurchase agreements. When the Fund enters into a reverse repurchase agreement, it will sell an asset and concurrently agree to repurchase such asset (or an equivalent asset) at a date in the future at a price roughly equal to the original purchase price plus a negotiated interest rate. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed the Fund or, in the case of a reverse repurchase agreement, the assets sold by us, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage and may impact the amount of leverage available to the Fund as a closed-end investment company. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement may adversely affect the Fund’s returns.

Defaults by the companies underlying the Fund’s portfolio investments could jeopardize such company’s ability to meet its obligations under the debt or equity investments that the Fund holds which could harm the Fund’s operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, termination of its debt financing and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity investments that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

As part of the Fund’s lending activities, it may in certain opportunistic circumstances originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Any such investment would involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company that the Fund funds, it may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund to the borrower. In addition, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower. See “—The Fund’s portfolio investments may be risky, and the Fund could lose all or part of the Fund’s investments.”

The Fund’s portfolio may be focused on a limited number of portfolio companies or industries, which will subject the Fund to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Beyond the asset diversification requirements associated with the Fund’s expected qualification as a RIC for U.S. federal income tax purposes, the Fund does not have fixed guidelines for diversification. While the Fund is not targeting any specific industries, the Fund’s investments may be focused on relatively few industries. As a result, the aggregate returns the Fund realizes may be significantly adversely affected if a small number of investments perform poorly or if the Fund needs to write down the value of any one investment. Additionally, a downturn in any particular industry in which the Fund is invested could significantly affect its aggregate returns.

Certain investment analyses and decisions by the Adviser may be required to be undertaken on an expedited basis.

Investment analyses and decisions by the Adviser may be required to be undertaken on an expedited basis to take advantage of certain investment opportunities. While the Fund generally will not seek to make an investment until the Adviser has conducted sufficient due diligence to make a determination as to the acceptability of the credit quality of the investment and the underlying issuer, in such cases, the information available to the Adviser at the time of making an investment decision may be limited. Therefore, no assurance can be given that the Adviser will have knowledge of all circumstances that may adversely affect an investment. In addition, the Adviser may rely upon independent consultants in connection with its evaluation of proposed investments. No assurance can be given as to the accuracy or completeness of the information provided by such independent consultants and the Fund may incur liability as a result of such consultants’ actions, many of whom the Fund will have limited recourse against in the event of any such inaccuracies.

The Fund may not have the funds or ability to make additional investments in the companies underlying the Fund’s portfolio investments.

After the Fund’s initial investment in a portfolio company, it may be called upon from time to time to provide additional funds to such company or have the opportunity to increase the Fund’s investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that the Fund will make, or will have sufficient funds to make, follow-on investments. Even if the Fund does have sufficient capital to make a desired follow-on investment, it may elect not to make a follow-on investment because it may not want to increase its level of risk, it prefers other opportunities, it will be limited in its ability to do so by compliance with registered investment company requirements in order to maintain the Fund’s RIC status, once elected, or otherwise. The Fund’s ability to make follow-on investments may also be limited by the Adviser’s Allocation Policy. Any decision not to make a follow-on investment or any inability on the Fund’s part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for the Fund to increase its participation in a successful investment or may reduce the expected return to it on the investment.

The prices of the debt instruments and other securities in which the Fund invests may decline substantially.

For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the debt instruments and other securities in which the Fund will invest may decline substantially. In particular, purchasing debt instruments or other assets at what may appear to be “undervalued” or “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale, if applicable. It may not be possible to predict, or to hedge against, such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the assets underlying debt instruments in which the Fund invests.

The credit ratings of certain of the Fund’s investments may not be indicative of the actual credit risk of such rated instruments.

Rating agencies rate debt securities based upon their assessment of the likelihood of the receipt of principal and interest payments. Rating agencies do not consider the risks of fluctuations in market value or other factors that may influence the value of debt securities. Therefore, the credit rating assigned to a particular instrument may not fully reflect the true risks of an investment in such instrument. Credit rating agencies may change their methods of evaluating credit risk and determining ratings. These changes may occur quickly and often. While the Fund may give some consideration to ratings, ratings may not be indicative of the actual credit risk of the Fund’s investments in rated instruments.

To the extent original issue discount (“OID”) and payment-in-kind (“PIK”) interest income constitute a portion of the Fund’s income, the Fund will be exposed to risks associated with the deferred receipt of cash representing such income.

The Fund’s investments may include OID and PIK instruments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies. To the extent OID and PIK constitute a portion of the Fund’s income, the Fund will be exposed to risks associated with such income being required to be included in income for financial reporting purposes in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and taxable income prior to receipt of cash, including the following:

●	OID instruments may have unreliable reported income because the accruals require judgments about collectability or deferred payments and the value of any associated collateral;

●	OID instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower;

●	For U.S. GAAP purposes, cash distributions to Shareholders that include a component of OID income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of OID income may come from the cash invested by the Shareholders, the 1940 Act does not require that Shareholders be given notice of this fact;

●	The presence of OID and PIK creates the risk of non-refundable cash payments to the Adviser in the form of Incentive Fees on income based on non-cash OID and PIK accruals that may never be realized; and

●	In the case of PIK, “toggle” debt, which gives the issuer the option to defer an interest payment in exchange for an increased interest rate in the future, the PIK election has the simultaneous effect of increasing the investment income, thus increasing the potential for realizing Incentive Fees.

The Fund may not be able to realize expected returns on the Fund’s invested capital.

The Fund may not realize expected returns on its investment in a portfolio company due to changes in the portfolio company’s financial position or due to an acquisition of the portfolio company. If a portfolio company repays the Fund’s loans prior to their maturity, it may not receive its expected returns on its invested capital. Many of the Fund’s investments are structured to provide a disincentive for the borrower to pre-pay or call the security, but this call protection may not cover the full expected value of an investment if that investment is repaid prior to maturity.

Middle-market companies operate in a highly acquisitive market with frequent mergers and buyouts. If a portfolio company is acquired or merged with another company prior to drawing on the Fund’s commitment, it would not realize the Fund’s expected return. Similarly, in many cases companies will seek to restructure or repay their debt investments or buy the Fund’s other equity ownership positions as part of an acquisition or merger transaction, which may result in a repayment of debt or other reduction of its investment.

Any acquisition or strategic investments that the Fund pursues are subject to risks and uncertainties.

Completion and timing of any acquisitions or strategic investments may be subject to a number of contingencies, including the uncertainty in reaching a commercial agreement with the Fund’s counterparty, the Fund’s ability to obtain required board, shareholder and regulatory approvals, as well as any required financing (or the risk that these are obtained subject to terms and conditions that are not anticipated). The announcement or consummation of any transaction also may adversely impact the Fund’s business relationships or engender competitive responses.

Acquisitions could involve numerous additional risks, such as unanticipated litigation, unexpected costs, liabilities, charges or expenses resulting from a transaction, the inability to generate sufficient revenue to offset acquisition costs and any changes in general economic or industry specific conditions. There can be no assurance that the integration of an acquired business will be successful or that an acquired business will prove to be profitable or sustainable. The failure to integrate successfully or to manage the challenges presented by an integration process may adversely impact the Fund’s financial results. In addition, the proposal and negotiation of acquisitions or strategic investments, whether or not completed, as well as the integration of those businesses into the Fund’s existing portfolio, could result in substantial expenses and the diversion of the Adviser’s time, attention and resources from the Fund’s day-to-day operations.

The Fund’s ability to manage its growth through acquisitions or strategic investments will depend, in part, on the Fund’s success in addressing these risks. Any failure to effectively implement the Fund’s acquisition or strategic investment strategies could have a material adverse effect on the Fund’s business, financial condition or results of operations.

The Fund cannot guarantee that the Fund will be able to obtain various required licenses in U.S. states or in any other jurisdiction where they may be required in the future.

The Fund may be required to obtain various state licenses to, among other things, originate commercial loans, and may be required to obtain similar licenses from other authorities, including outside of the United States, in the future in connection with one or more investments. Applying for and obtaining required licenses can be costly and take several months. The Fund cannot assure investors that it will maintain or obtain all of the licenses that it needs on a timely basis. The Fund will also be subject to various information and other requirements to maintain and obtain these licenses, and the Fund cannot assure investors that it will satisfy those requirements. The Fund’s failure to maintain or obtain licenses that it requires, now or in the future, might restrict investment options and have other adverse consequences.

Risks Related to the Shares

Investing in the Fund’s Shares involves a high degree of risk.

The investments the Fund makes in accordance with the Fund’s investment objective may result in a higher amount of risk than alternative investment options, including volatility or loss of principal. The Fund’s investments in the companies underlying the Fund’s portfolio investments may be highly speculative and aggressive and, therefore, an investment in the Shares may not be suitable for someone with lower risk tolerance.

The amount of any distributions the Fund may make on its Shares is uncertain. The Fund may not be able to pay distributions, or be able to sustain distributions at any particular level, and the Fund’s distributions per share, if any, may not grow over time, and the Fund’s distributions per share may be reduced. The Fund has not established any limit on the extent to which the Fund may use borrowings, if any, and the Fund may use offering proceeds to fund distributions (which may reduce the amount of capital the Fund ultimately invests in portfolio investments).

Subject to the Board’s discretion and applicable legal restrictions, the Fund intends to authorize and declare cash distributions on a monthly basis and pay such distributions on a monthly basis. The Fund expects to pay distributions out of assets legally available for distribution. However, the Fund cannot assure you that it will achieve investment results that will allow it to make a consistent level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to the Fund as a closed-end investment company may limit the Fund’s ability to pay distributions. Distributions from offering proceeds also could reduce the amount of capital the Fund ultimately invests in debt or equity securities of companies underlying portfolio investments. All distributions are and will be paid at the discretion of the Board and will depend on the Fund’s earnings, its financial condition, maintenance of its RIC status, compliance with applicable registered investment company regulations, Delaware law and such other factors as the Board may deem relevant from time to time. The Fund cannot assure you that the Fund will pay distributions to its Shareholders in the future.

The Shares are not listed on an exchange or quoted through a quotation system and will not be listed for the foreseeable future, if ever. Therefore, the Shareholders will have limited liquidity.

At the discretion of the Board and beginning no later than 12 months following the date of the 1940 Act Registration, the Fund intends to commence a share repurchase program in which it intends to offer to repurchase up to 5% of its Shares outstanding (either by number of Shares or aggregate NAV) in each quarter. The Board may amend, suspend or terminate the share repurchase program at any time if it deems such action to be in the Fund’s best interest and the best interest of Shareholders. As a result, Share repurchases may not be available each quarter. The Fund currently intends to conduct any such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the 1934 Act and the 1940 Act, with the terms of such tender offer published in a tender offer statement to be sent to all Shareholders and filed on Schedule TO. All Shares purchased by the Fund pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued.

There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases. See “Repurchase of Shares.”

Offers for repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Additionally, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders.

A Shareholder’s interest in the Fund will be diluted if the Fund issues additional Shares, which could reduce the overall value of an investment in us.

The Shareholders will not have preemptive rights to purchase any Shares the Fund issues in the future. The Declaration of Trust authorizes the Fund to issue an indefinite number of shares. To the extent the Fund issues additional Shares at or below NAV, Shareholders’ percentage ownership interest in the Fund may be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of the Fund’s investments, you may also experience dilution in the book value and fair value of the Shares.

Certain provisions of the Declaration of Trust and actions of the Board could deter takeover attempts and have an adverse impact on the value of the Shares.

The Declaration of Trust, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Under the Declaration of Trust, prior to the earlier of (a) a listing of any class of the Shares on a national securities exchange, if any, and (b) the date of notice of the Fund’s first annual meeting of Shareholders, each Trustee will hold office for an unlimited term. Upon the occurrence of one of the events listed above, the Board will be divided into three classes and Trustees of each class will hold office for terms ending at the third annual meeting of Shareholders after their election and when their respective successors are elected and qualify. This could prevent Shareholders from removing a majority of Trustees in any given election. Additionally, the Board may, without Shareholder action, authorize the issuance of Shares in one or more classes or series, including Shares of preferred shares. The Board will also have the exclusive power to alter, amend or repeal the Bylaws. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of the Shares the opportunity to realize a premium over the value of the Shares.

The NAV of the Fund’s Shares may fluctuate significantly.

The NAV of the Shares may be significantly affected by numerous factors, some of which will be beyond its control and may not be directly related to its operating performance. These factors include:

●	changes in the value of the Fund’s portfolio of investments and derivative instruments as a result of changes in market factors, such as interest rate shifts, and also portfolio specific performance, such as portfolio company defaults, among other reasons;

●	changes in regulatory policies or tax guidelines, particularly with respect to RICs or closed-end investment companies;

●	once elected, loss of RIC tax treatment or registered investment company status;

●	distributions that exceed the Fund’s net investment income and net income as reported according to U.S. GAAP;

●	changes in earnings or variations in operating results;

●	changes in accounting guidelines governing valuation of the Fund’s investments;

●	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

●	departure of the Adviser or certain of its key personnel;

●	general economic trends and other external factors; and

●	loss of a major funding source.

Shareholders will experience dilution in their ownership percentage if they do not elect to reinvest their distributions.

All distributions declared in cash payable to Shareholders will generally be automatically reinvested in Shares of the applicable class of the Shares held by the Shareholder, unless otherwise elected by the Shareholder. As a result, Shareholders that do not elect to reinvest their distributions may experience dilution over time.

Although the Fund expects to adopt a share repurchase program, the Fund has discretion to not repurchase its Shares, to suspend the program, and to cease repurchases.

The Board may not adopt a share repurchase program, and if such a program is adopted, may amend, suspend or terminate the share repurchase program at any time in its discretion. Shareholders may not be able to sell their Shares at all in the event the Board amends, suspends or terminates the share repurchase program, absent a liquidity event, and the Fund currently does not intend to undertake a liquidity event, and it is not obligated by the Declaration of Trust or otherwise to effect a liquidity event at any time. The Fund will notify you of such developments in the Fund’s quarterly reports or other filings. If less than the full amount of Shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Shares being repurchased without regard to class. The share repurchase program has many limitations and should not be relied upon as a method to sell Shares promptly or at a desired price.

The timing of the Fund’s repurchase offers pursuant to the Fund’s share repurchase program may be at a time that is disadvantageous to the Shareholders.

In the event you choose to participate in the Fund’s share repurchase program, you will be required to provide it with notice of intent to participate prior to knowing what the NAV per share of the Shares being repurchased will be on the repurchase date. Although Shareholders will have the ability to withdraw their repurchase request prior to the repurchase date, to the extent a Shareholder seeks to sell Shares to the Fund as part of its periodic share repurchase program, the Shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date.

The Fund may convert into an interval fund in the future.

In the future, the Fund may determine to adopt a policy in reliance on Rule 23c-3 and convert to an “interval fund”. The Fund currently expects to provide liquidity to Shareholders through quarterly repurchase offers of up to 5% of its Shares outstanding (either by number of Shares or aggregate NAV) in each quarter, subject to approval by the Board, conducted in accordance with Rule 13e-4 under the 1934 Act. The Fund is seeking to determine whether operating as an “interval fund” in reliance on Rule 23c-3 would be feasible from an operational perspective. If the Fund were to adopt a fundamental policy to operate as an interval fund in the future, however, then the Fund would be required to make quarterly offers to repurchase between 5% and 25% of its outstanding shares of Shares at NAV, pursuant to Rule 23c-3. Interval funds also are subject to specific liquidity requirements under Rule 23c-3, which require an interval fund to maintain assets equal to 100% of a repurchase offer amount that can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a repurchase request deadline and the repurchase pricing date, or of assets that mature by the next repurchase payment deadline, from the time the Fund sends a notification of a repurchase offer to shareholders until the repurchase pricing date.

Notwithstanding these liquidity requirements under Rule 23c-3, however, interval funds are not subject to Rule 22e-4 under the 1940 Act and therefore do not implement liquidity risk management programs under such rule that apply to mutual funds. There is currently no timeline for an adoption of a fundamental policy to operate as an interval fund. If the Fund determines to adopt such a fundamental policy in the future, however, then it would notify Shareholders in advance. The likelihood of whether the Fund adopts a fundamental policy to operate as an interval fund is not known at this time and will depend on a continuing evaluation of its feasibility from an operational perspective.

If the Fund issues preferred shares or convertible debt securities, the NAV of the Shares may become more volatile.

The Fund cannot assure you that the issuance of preferred shares and/or convertible debt securities would result in a higher yield or return to the Shareholders. The issuance of preferred shares, debt securities or convertible debt would likely cause the NAV of the Shares to become more volatile. If the dividend rate on the preferred shares, or the interest rate on the convertible debt securities, were to approach the net rate of return on the Fund’s investment portfolio, the benefit of such leverage to the Shareholders would be reduced. If the dividend rate on the preferred shares, or the interest rate on the convertible debt securities, were to exceed the net rate of return on the Fund’s portfolio, the use of leverage would result in a lower rate of return to the holders of Shares than if the Fund had not issued the preferred shares or convertible debt securities. Any decline in the NAV of the Fund’s investment would be borne entirely by its Shareholders. Therefore, if the market value of the Fund’s portfolio were to decline, the leverage would result in a greater decrease in NAV to the Shareholders than if the Fund were not leveraged through the issuance of preferred shares or debt securities. This decline in NAV would also tend to cause a greater decline in the market price, if any, for the Shares.

There is also a risk that, in the event of a sharp decline in the value of the Fund’s net assets, the Fund would be in danger of failing to maintain required asset coverage ratios, which may be required by the preferred shares or convertible debt, or the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares or the interest payments on the debt securities. In order to counteract such an event, the Fund might need to liquidate investments in order to fund the redemption of some or all of the preferred shares, debt securities or convertible debt. In addition, the Fund would pay (and its Shareholders would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, convertible debt, or any combination of these securities. Holders of preferred shares or convertible debt may have different interests than the Shareholders and may at times have disproportionate influence over the Fund’s affairs.

Preferred shares could be issued with rights and preferences that would adversely affect the Shareholders, including the right to elect certain members of the Board and have class voting rights on certain matters.

Under the terms of the Fund’s Declaration of Trust, the Board is authorized to issue shares of preferred shares in one or more classes or series without Shareholder approval, which could potentially adversely affect the interests of existing Shareholders. For example, the 1940 Act requires that holders of preferred shares must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if dividends on such preferred shares are in arrears by two full years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares, including and conversion to open-end status and, accordingly, preferred shareholders could veto any such changes. Restrictions imposed on the declarations and payment of distributions or dividends, as applicable, to the holders of the Shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, if any, might impair the Fund’s ability to maintain the Fund’s tax treatment as a RIC for U.S. federal income tax purposes.

Shareholders will likely have conflicting interests with respect to their investments in the Fund.

Shareholders will likely have conflicting investment, tax, and other interests with respect to their investments in the Fund, including conflicts relating to the structuring of loans and investment acquisitions and dispositions. As a consequence, conflicts will from time to time arise in connection with decisions made by the Adviser regarding an investment that may be more beneficial to one Shareholder than another, especially with respect to tax matters. The results of the Fund’s investment activities will affect individual Shareholders differently, depending on their different situations. In structuring and completing investments, the Adviser generally will consider the investment and tax objectives of the Fund and its Shareholders as a whole, not the investment, tax, or other objectives of any Shareholder individually. Thus, there can be no assurance that the structure of the Fund or any of its investments will be tax efficient for any particular Shareholder or that any particular tax result will be achieved. In particular, the risk of Shareholders being subject to tax inefficiencies, including taxation under controlled foreign corporation rules in their jurisdiction, withholding tax or other taxation that may arise if certain requirements are not met, or tax timing disadvantages as a result of their participation in the Fund may occur and will depend on the individual tax circumstances of each Shareholder.

The Declaration of Trust includes exclusive forum and jury trial waiver provisions that could limit a Shareholder’s ability to bring a claim or, if such provisions are deemed inapplicable or unenforceable by a court, may cause the Fund to incur additional costs associated with such action.

The Declaration of Trust provides that, to the fullest extent permitted by law, the sole and exclusive forum for any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Statutory Trust Statute or the Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust, (B) the duties (including fiduciary duties), obligations or liabilities of the Fund to the Shareholders or the Board, or of officers or the Board to the Fund, to the Shareholders or each other, (C) the rights or powers of, or restrictions on, the Fund, the officers, the Board or the Shareholders, (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Fund pursuant to Section 3809 of the Delaware Statutory Trust Statute, (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute or the Declaration of Trust relating in any way to the Fund or (F) the federal securities laws of the United States, including, without limitation, the 1940 Act, or the securities or antifraud laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction.

Under Delaware law, the Shareholders are bound by the provisions of the Declaration of Trust. These provisions may limit a Shareholder’s ability to bring a claim in a judicial forum or in a manner that it finds favorable for disputes with the Fund or the Fund’s Trustees or officers, which may discourage such lawsuits. Alternatively, if a court were to find the exclusive forum provision or the jury trial waiver provision to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdiction or in other manners, which could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Notwithstanding any of the foregoing, Section X.11 of the Declaration of Trust (Exclusive Delaware Jurisdiction) will not apply to claims arising under the federal securities law.

Federal Income Tax Risks

The Fund intends to elect to be treated as, and intends to qualify to be treated as, a RIC.

The Fund intends to elect to be treated as a RIC under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are currently distributed (or deemed distributed, as described below) as dividends for U.S. federal income tax purposes to Shareholders. In order to qualify for such treatment, on a continuing basis, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must consist of certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable. Income derived from some commodity-linked derivatives is not qualifying income, and the treatment of income from some other commodity-linked derivatives is uncertain, for purposes of the 90% gross income test.

In the event that the Fund invests in entities that are treated as partnerships for U.S. federal income tax purposes, such entities may generate income allocable to the Fund that is not qualifying income for purposes of the income test described above. Because the Fund may not have timely or complete information concerning the amount and sources of such entities’ income until such income has been earned by such entities or until a substantial amount of time thereafter, it may be difficult for the Fund to ascertain the impact of such income on whether the Fund will satisfy the income test.

If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at regular corporate rates and, when such income is distributed, Shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

No assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

The Asset Diversification Tests may be difficult to cure after a failure.

The 30-day period available to cure a failure of the asset diversification tests may be difficult to use because the Fund’s investments may be illiquid and may not be saleable within that period. A longer cure period may be available under applicable savings provisions, but use of those provisions may subject the Fund to a penalty tax. Failure to cure a failure of the asset diversification tests could cause the Fund to lose its RIC tax treatment and become subject to corporate-level tax.

The Fund may incur excise tax on retained income and gains.

The Fund may retain investment company taxable income or net capital gains, including when cash is unavailable or distributions would be disadvantageous. Retained income and gains may be subject to corporate-level tax and the nondeductible 4% federal excise tax.

U.S. Shareholders participating in the DRIP may owe tax in excess of the cash they receive.

U.S. Shareholders who do not opt out of the DRIP may owe tax on distributions in excess of the cash they receive because the distributions are automatically reinvested in Shares. Distributions paid partly in Shares are taxable in the same manner as cash distributions and may be subject to withholding for non-U.S. Shareholders.

Certain fees and other income may not be qualifying income.

Certain fees the Fund may earn, such as structuring, origination, commitment, amendment, consent, agency or arranger fees, and income from workouts or from equity in operating partnerships, may not be qualifying income for purposes of the 90% gross income test. The Fund may earn such income through entities taxed as U.S. corporations. Although the Fund expects that recognizing such income through such corporations will assist the Fund in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and the Fund were otherwise unable to mitigate this effect, it could result in the Fund’s disqualification as a RIC. If, as the Fund expects, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the Fund’s return on such income and fees.

RIC-related risks of investments generating non-cash taxable income.

Certain of the Fund’s investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt instruments that will be treated as having “market discount” and/or OID (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with equity or warrants) for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income (e.g., PIK interest), the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. Market prices of OID instruments are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash. Further, the interest rates on PIK loans may be higher to reflect the time-value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. In addition, if the Fund liquidates assets to raise cash, the Fund may realize additional gain or loss on such liquidations. In the event the Fund realizes additional net capital gains from such liquidation transactions, Shareholders may receive larger capital gain distributions than it or they would in the absence of such transactions.

Instruments that are treated as having OID for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID generally represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of Fund distributions to Shareholders. OID creates the risk of non-refundable cash payments to the Adviser based on accruals that may never be realized. In addition, the deferral of PIK interest also reduces a loan’s loan-to-value ratio at a compounding rate.

The Fund’s tax treatment may be uncertain.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in connection with the Fund’s intention to distribute sufficient income each tax year to minimize the risk that it becomes subject to U.S. federal income or excise tax.

Tax treatment of loans risk.

No statutory, judicial or administrative authority directly discusses how the notes, certificates and other alternative lending securities in which the Fund invests should be treated for tax purposes. As a result, the tax treatment of the Fund’s investment in alternative lending securities is uncertain. The tax treatment of the Fund’s investment in alternative lending securities could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Fund and its ability to qualify as a RIC under Subchapter M of the Code.

The Fund cannot predict how tax reform legislation will affect us, the Fund’s investments, or the Shareholders, and any such legislation could adversely affect the Fund’s business.

All statements contained herein concerning the U.S. federal income tax (or other tax) consequences of an investment in the Fund are based on existing law and interpretations thereof. Changes in and/or the enactment of new U.S. federal income tax and other tax laws, regulations or other administrative guidance and interpretations thereof could occur during the life of the Fund. The nature of additional changes in U.S. federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Fund. Potential investors therefore are urged to seek, and must rely on, the advice of their tax advisors with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

General Risks

Indemnification obligations and limited liability of Trustees and Adviser.

None of the Trustees, the Adviser or any of their respective affiliates, principals, members, shareholders, partners, officers, directors, employees, agents and representatives (each an “Indemnified Person”) shall have any liability, responsibility or accountability in damages or otherwise to any Shareholder or the Fund for, and the Fund agrees, to the fullest extent permitted by law, to indemnify, pay, protect and hold harmless each Indemnified Person from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all reasonable costs and expenses of attorneys, defense, appeal and settlement of any and all suits, actions or proceedings instituted or threatened against the Indemnified Persons or the Fund) and all costs of investigation in connection therewith which may be imposed on, incurred by, or asserted against the Indemnified Persons or the Fund in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on the part of the Fund, on the part of the Indemnified Persons when acting on behalf of the Fund or otherwise in connection with the business or affairs of the Fund, or on the part of any agents when acting on behalf of the Fund (collectively, the “Indemnified Liabilities”); provided that the Fund shall not be liable to any Indemnified Person for any portion of any Indemnified Liabilities which results from such Indemnified Person’s willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of his, her or its duties or by reason of his, her or its reckless disregard of his, her or its obligations and duties. Notwithstanding the foregoing, no waiver or release of personal liability of any Indemnified Person will be effective to waive any liabilities of such Indemnified Persons under the U.S. federal securities laws to the extent any such waiver or release is void under Section 14 of the Securities Act of 1933, as amended.

The Fund may experience fluctuations in the Fund’s operating results.

The Fund may experience fluctuations in its operating results due to a number of factors, some of which may be beyond its control, including its ability or inability to make investments in companies that meet its investment criteria, interest rates and default rates on the debt investments it makes, the level of its expenses, variations in and the timing of the recognition of realized gains or losses, unrealized appreciation or depreciation, the degree to which the Fund encounters competition in its markets, and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. These occurrences could have a material adverse effect on the Fund’s results of operations, the value of the Shareholders’ investment in it and its ability to pay distributions to Shareholders.

Global economic, political and market conditions may adversely affect the Fund’s business, financial condition and results of operations, including the Fund’s revenue growth and profitability.

Social, political, economic and other conditions and events, such as natural disasters, epidemics and pandemics, terrorism, conflicts, including the conflicts in Russia and Ukraine and the Middle East, and social unrest, create uncertainty and have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which companies and their investments are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Uncertainty can result in or coincide with, among other things: increased volatility in the financial markets for securities, derivatives, loans, credit and currency; a decrease in the reliability of market prices and difficulty in valuing assets (including portfolio company assets); greater fluctuations in spreads on debt investments and currency exchange rates; increased risk of default (by both government and private obligors and issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; changes to governmental regulation and supervision of the loan, securities, derivatives and currency markets and market participants and decreased or revised monitoring of such markets by governments or self-regulatory organizations and reduced enforcement of regulations; limitations on the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; the significant loss of liquidity and the inability to purchase, sell and otherwise fund investments or settle transactions (including a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

For example, in December 2019, COVID-19 began rapidly spreading to countries throughout the world, including the United States. General uncertainty surrounding the dangers and impact of COVID-19 has to date created significant disruption in supply chains and economic activity, contributed to labor difficulties and is having a particularly adverse impact on transportation, hospitality, tourism, entertainment and other industries, including industries in which certain of the companies underlying the Fund’s portfolio investments operate, materially and adversely impacting the value and performance of certain of the companies underlying the Fund’s portfolio investments.

In addition, disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Fund could be subject to any of the following risks, any of which could have a material, adverse effect on the Fund’s business, financial condition, liquidity, and results of operations:

●	Significant changes or volatility in the capital markets may also have a negative effect on the valuations of the Fund’s investments.

●	Significant changes in the capital markets may adversely affect the pace of the Fund’s investment activity and economic activity generally.

●	The illiquidity of the Fund’s investments may make it difficult for it to sell such investments to access capital if required, and as a result, it could realize significantly less than the value at which it has recorded the Fund’s investments.

In addition, current market conditions may make it difficult to extend or obtain indebtedness on favorable terms and any failure to do so could have a material adverse effect on the Fund’s business. The debt capital that will be available to the Fund in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what the Fund would otherwise expect, including being at a higher cost in rising interest rate environments. If the Fund is unable to raise debt, then its equity investors may not benefit from the potential for increased returns on equity resulting from leverage and the Fund may be limited in its ability to make or fund commitments to the companies underlying the Fund’s portfolio investments and, in turn, could have a material adverse impact on the Fund’s business, operating results and financial condition.

The outbreak of the epidemics/pandemics could adversely affect the performance of the Fund’s investments.

Certain countries have been susceptible to epidemics/pandemics, most recently COVID-19. The outbreak of such epidemics/pandemics, together with any resulting restrictions on travel or quarantines imposed, has had and will continue to have a negative impact on the economy and business activity globally (including in the regions in which the Fund invests), and thereby may adversely affect the performance of the Fund’s investments. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Fund and the performance of its investments.

In particular, the global outbreak of COVID-19, along with more recent COVID-19 variants, has disrupted global travel and supply chains, and has adversely impacted global commercial activity and a number of industries, such as transportation, hospitality and entertainment. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19, or any future pandemics that may arise, which may have a continued adverse impact on economic and market conditions, and may lead to significant declines in corporate earnings or loan performance, and the ability of corporate borrowers to service their debt, any of which could trigger a period of global economic slowdown, and have an adverse impact on the performance and financial results of the Fund.

International conflicts and geopolitical events may have a material adverse impact on the Fund and the companies underlying the Fund’s portfolio investments.

Russia’s invasion of Ukraine, and corresponding events beginning in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions, primarily (but not exclusively) against Russia. These sanctions include, among others, prohibitions on doing business with certain Russian companies, large financial institutions, officials and prominent persons. In addition, certain countries and the EU have committed to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, the electronic banking network that connects banks globally and certain restrictive measures have been undertaken to prevent the Russian Central Bank from undermining the impact of the sanctions. Furthermore, the conflict between Russia and Ukraine and the varying involvement of the United States and other NATO countries makes it difficult to predict the conflict’s adverse impact on global economic and market conditions.

In addition, in October 2023, armed conflict between Hamas and Israel greatly increased. The effects, scale and impact of this conflict on Israel and other regions and countries of the Middle East, and the rest of the world is highly uncertain and cannot be predicted. Effects on the global economy and trading markets resulting from the military operations connected to this increase in conflict are uncertain and impossible to predict. Events and increased conflict in the region could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

The ultimate impact of these conflicts (and other geopolitical events, including national referenda, elections, interest rates, political movements, humanitarian crises, national and international policy changes, actual or perceived trade wars, import or export controls, executive orders, laws, legal systems and regulatory regimes) and their effect on global economic and commercial activity and conditions, and on the operations, financial condition and performance of the Fund or any particular industry, business or investee country and the duration and severity of those effects, is impossible to predict.

These matters may have a significant adverse impact and result in significant losses to the Fund. This impact may include reductions in revenue and growth, unexpected operational losses and liabilities, supply chain disruptions and reductions in the availability of capital. It may also limit the ability of the Fund to source, diligence and execute new investments and to manage, finance and exit investments in the future. Developing and further governmental actions (military or otherwise) may cause additional disruption and constrain or alter existing financial, legal and regulatory frameworks and systems in ways that are adverse to the investment strategy which the Fund intends to pursue, all of which could adversely affect the Fund’s ability to fulfill its investment objective.

Economic recessions or downturns could impair the companies underlying the Fund’s portfolio investments and harm the Fund’s operating results.

The companies underlying the Fund’s portfolio investments may be susceptible to economic slowdowns or recessions and may be unable to repay the Fund’s debt investments during these periods. In the past, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, in past periods of instability, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. In addition, continued uncertainty surrounding the prolonged economic impact of COVID-19, the negotiation of trade deals between the UK and the EU following the UK’s exit from the EU, uncertainty between the United States and other countries, including China, with respect to trade policies, treaties, and tariffs, and the rising conflicts in Russia and Ukraine and the Middle East, and imposition by the U.S. and other countries of sanctions or other restrictive actions against Russia, among other factors, have caused disruption in the global markets. There can be no assurance that market conditions will not worsen in the future.

In an economic downturn, the Fund may have non-performing assets or non-performing assets may increase, and the value of the Fund’s portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing the Fund’s loans. A severe recession may further decrease the value of such collateral and result in losses of value in the Fund’s portfolio and a decrease in its revenues, net income, assets and net worth. Unfavorable economic conditions, including rising interest rates, also could increase the Fund’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to the Fund on terms the Fund deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on the portfolio company’s secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that the Fund holds. See “—Defaults by the companies underlying the Fund’s portfolio investments could jeopardize such company’s ability to meet its obligations under the debt or equity investments that the Fund holds which could harm the Fund’s operating results.” The Fund may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of the companies underlying the Fund’s portfolio investments were to go bankrupt, depending on the facts and circumstances, a bankruptcy court might subordinate all or a portion of the Fund’s claim to that of other creditors.

The Fund will be subject to the risk that one or more of the Financial Institutions or some or all of the Fund’s portfolio assets experience a Distress Event.

An investment in the Fund will be subject to the risk that one of the banks, brokers, hedging counterparties, lenders or other custodians (each, a “Financial Institution”) of some or all of the Fund’s (or any company underlying a portfolio investment’s) assets fails to timely perform its obligations or experiences insolvency, closure, receivership or other financial distress or difficulty (each, a “Distress Event”). Distress Events can be caused by factors including eroding market sentiment, significant withdrawals, fraud, malfeasance, poor performance or accounting irregularities. If a Financial Institution experiences a Distress Event, the Adviser, the Fund or one of the companies underlying its portfolio investments may not be able to access deposits, borrowing facilities or other services, either permanently or for an extended period of time. Although assets held by regulated Financial Institutions in the United States frequently are insured up to stated balance amounts by organizations such as the Federal Deposit Insurance Corporation (FDIC), in the case of banks, and the Securities Investor Protection Corporation (SIPC), in the case of certain broker-dealers, amounts in excess of the relevant insurance are subject to risk of total loss, and any non-U.S. Financial Institutions that are not subject to similar regimes pose increased risk of loss. While in recent years governmental intervention has often resulted in additional protections for depositors and counterparties during Distress Events, there can be no assurance that such intervention will occur in a future Distress Event or that any such intervention undertaken will be successful or avoid the risks of loss, substantial delays or negative impact on banking or brokerage conditions or markets.

Any Distress Event has a potentially adverse effect on the ability of the Adviser to manage the Fund’s investments, and on the ability of the Adviser, the Administrator, the Fund and any portfolio company to maintain operations, which in each case could result in significant losses and in unconsummated investment acquisitions and dispositions. Such losses could include: a loss of funds; an obligation to pay fees and expenses in the event the Fund is not able to close a transaction (whether due to the inability to draw capital on a credit line provided by a Financial Institution experiencing a Distress Event or otherwise); the inability of the Fund to acquire or dispose of investments, or acquire or dispose of such investments at prices that the Adviser believes reflect the fair value of such investments; and the inability of portfolio companies to make payroll, fulfill obligations or maintain operations. If a Distress Event leads to a loss of access to a Financial Institution’s services, it is also possible that the Fund or a portfolio company will incur additional expenses or delays in putting in place alternative arrangements or that such alternative arrangements will be less favorable than those formerly in place (with respect to economic terms, service levels, access to capital, or otherwise). To the extent the Adviser is able to exercise contractual remedies under agreements with Financial Institutions in the event of a Distress Event, there can be no assurance that such remedies will be successful or avoid losses, delays or other impacts. The Fund and the companies underlying its portfolio investments are subject to similar risks if a Financial Institution utilized by investors in the Fund or by suppliers, vendors, service providers or other counterparties of the Fund or a portfolio company becomes subject to a Distress Event, which could have a material adverse effect on the Fund.

Many Financial Institutions require, as a condition to using their services (including lending services), that the Adviser and/or the Fund maintain all or a set amount or percentage of their respective accounts or assets with the Financial Institution, which heightens the risks associated with a Distress Event with respect to such Financial Institutions. The Adviser is under no obligation to use a minimum number of Financial Institutions with respect to the Fund or to maintain account balances at or below the relevant insured amounts.

Further, Distress Events such as the current turmoil of the U.S. banking system raise fears of broader financial contagion, and it is not certain what impact this will have on financial markets. Any deterioration of the global financial markets (particularly the U.S. debt markets), any possible future failures of certain financial services companies and a significant rise in market perception of counterparty default risk, interest rates or taxes will likely significantly reduce investor demand and liquidity for investment grade, high-yield and senior bank debt, which in turn is likely to lead some investment banks and other lenders to be unwilling or significantly less willing to finance new investments or to offer less favorable terms than had been prevailing in the recent past. The tightening of availability of credit to businesses generally could lead to an overall weakening of the U.S. and global economies, which in turn is likely to adversely affect the ability of the Fund to sell or liquidate investments at favorable times or at favorable prices or otherwise have an adverse effect on the business and operations of the Fund. In addition, valuations of the Fund’s investments are subject to heightened uncertainty as the result of market volatility and disruption. To the extent the Fund is unable to obtain favorable financing terms for its portfolio investments or sell investments on favorable terms, the Fund’s ability to generate attractive investment returns for its Shareholders is expected to be adversely affected.

The Fund will be subject to risks related to ESG matters.

Depending on the investment, the impact of developments connected with environmental, social and governance (“ESG”) factors, including worker health and safety, environmental compliance, and bribery and corruption, could have a material effect on the return and risk profile of the investment. The act of selecting and evaluating material ESG factors is subjective by nature, and the Adviser may be subject to competing demands from different investors and other stakeholder groups with divergent views on ESG matters, including the role of ESG in the investment process. There is no guarantee that the criteria utilized or judgment exercised by the Adviser or a third-party ESG advisor will reflect the beliefs or values, internal policies or preferred practices of any particular Shareholder or other asset managers or reflect market trends. Conversely, anti-ESG sentiment also has gained momentum across the U.S., with several states and Congress having proposed or enacted “anti-ESG” policies, legislation or initiatives and certain states having issued related legal guidance and advisory opinions. Additionally, asset managers have been subject to recent scrutiny related to ESG-focused industry working groups, initiatives and associations, including organizations advancing action to address climate change or climate-related risk. Such scrutiny could expose Fortress to the risk of antitrust investigations or challenges by state or federal authorities, result in reputational harm, require certain investors to divest or discourage certain investors from investing in Fortress funds. There are also significant differences in interpretations of what ESG characteristics mean by region, industry and topic, as well as interpretations of their scope and materiality.

Considering ESG factors when evaluating an investment in certain circumstances could, to the extent material risks associated with an investment are identified, cause the Adviser not to make an investment that it would have made or to make a management decision with respect to an investment differently than it would have made in the absence of such consideration, which carries the risk that the Fund could perform differently than investment funds that do not take ESG factors into account. Additionally, ESG factors are only some of the many factors that the Adviser expects to consider in making an investment. Although the Adviser will consider application of ESG considerations to be an opportunity to enhance or protect the performance of its investments over the long-term, the Adviser cannot guarantee that doing so, which will include qualitative judgments, will positively impact the performance of any individual investment or the Fund as a whole.

The materiality of ESG risks and impacts on an individual asset or issuer and on a portfolio as a whole depends on many factors, including the relevant industry, location, asset class and investment style. In evaluating a prospective investment’s ESG practices, the Adviser may depend upon information and data provided by the entity or obtained via third-party reporting or advisors, which could be incomplete or inaccurate and could cause the Adviser to incorrectly identify, prioritize, assess or analyze the entity’s ESG practices and/or related risks and opportunities. In addition, the Adviser’s ESG framework, including associated procedures and practices, is expected to change over time.

Finally, there is also growing regulatory interest, particularly in the U.S., UK, and EU (which may be looked to as models in growth markets), in improving transparency around how asset managers define and measure ESG performance, in order to allow investors to validate and better understand sustainability claims. There could also be an increase in related enforcement through efforts such as those of the SEC’s Climate and ESG Enforcement Task Force, established in March 2021. The Adviser’s ESG practices and the Adviser could become subject to additional regulation in the future, and the Adviser cannot guarantee that its current approach or the Fund’s investments will meet future regulatory requirements or predict the manner in which any such future requirements (including any enforcement with respect thereto) could affect the Fund or its investments, including with respect to future administrative burdens and costs.

Best-efforts offering risk.

This offering is being made on a reasonable best efforts basis, whereby the Distributor is only required to use its reasonable best efforts to sell the Shares and neither it nor any selling agent has a firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum number of Shares is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base. As a result, the Fund may be unable to achieve its investment objective and a Shareholder could lose some or all of the value of his, her or its investment in the Shares. As a result, the Distributor’s due diligence review and investigation of the Fund and this Prospectus cannot be considered to be an independent review.

THE FOREGOING IS A SUMMARY OF CERTAIN SIGNIFICANT RISKS RELATING TO AN INVESTMENT IN THE FUND. THIS SUMMARY OF RISKS SHOULD NOT BE INTERPRETED AS A REPRESENTATION THAT THE MATTERS REFERRED TO ABOVE ARE THE ONLY RISKS INVOLVED WITH THIS INVESTMENT, NOR SHOULD THE REFERENCES TO THE RISKS BE DEEMED A REPRESENTATION THAT THE MAGNITUDE OF SUCH RISKS IS NECESSARILY EQUAL. SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN LEGAL COUNSEL, ACCOUNTANTS AND OTHER PROFESSIONAL ADVISERS FOR ADVICE IN RELATION TO THIS OFFERING.

Potential Conflicts of Interest

The following disclosure addresses certain important considerations regarding an investment in the Fund. These considerations relate to:

●	conflicts of interest;

●	the allocation of investment opportunities by Fortress and the Adviser;

●	the amounts paid by the Fund to the Adviser; and

●	use of leverage.

Investors are urged to review carefully and consider the following before making an investment decision; however, this summary is not intended to be an exhaustive list of all actual, apparent or potential conflicts of interest or their potential consequences. Identifying potential conflicts of interest is complex and fact-intensive, and it is not possible to foresee every conflict of interest that may arise during the life of the investment funds, partnerships, limited liability companies, corporations or similar investment vehicles, clients or separate accounts for which, in each case, the Adviser or one or more of its affiliates acts as general partner, manager, managing member, investment adviser, sponsor or in similar capacity. In the future, the Adviser expects to identify additional conflicts of interest that currently are not apparent or knowable to it or the broader registered investment company and alternative investments industry, as well as conflicts of interest that may arise or increase in materiality as Fortress, its affiliates, and in certain cases, other funds or investment vehicles managed by or affiliated with Fortress (“Fortress Clients”) and their portfolio investments, develop new investment platforms or business lines and otherwise adapt to dynamic markets and an evolving regulatory environment. To the extent the Fund or the Adviser identify conflicts of interest in the future, the Fund intends to provide disclosure of such conflicts and their implications, and may provide supplementary disclosure in its discretion, taking into account the nature, facts, and circumstances of the applicable conflicts in the manner required by law, including but not limited to the 1940 Act and the Advisers Act, as each may apply to the Fund, the Adviser, and their respective affiliates.

The Fund may disclose certain conflicts of interest and their implications to investors through a variety of channels, including on the Adviser’s Form ADV, which the Adviser publicly files and updates at least annually with the SEC, in the Fund’s public filings with the SEC, or in other written or oral communications to investors more generally. A copy of the Form ADV filed by the Adviser is currently available at www.adviserinfo.sec.gov.

Fortress has established the Allocation Policy to ensure that investment opportunities are allocated among the Fund and other Fortress Clients in a manner that, over time, is on a fair and equitable basis, and to address certain types of conflicts, including seeking Board approval for certain conflicts when required by, or otherwise consistent with the 1940 Act as applicable, and the Advisers Act, or otherwise as specifically described in this Prospectus.

Other actions that could be taken by the Adviser to eliminate or adequately mitigate a conflict may include, by way of example and without limitation, and in each case subject to the 1940 Act, as applicable: (i) consulting with the Board and obtaining its advice in relation to any conflict of interest, or acting in accordance with standards or procedures approved by such persons to address the conflict of interest; (ii) disposing of a portfolio investment or particular security giving rise to the conflict of interest, or in certain circumstances acquiring additional investments or securities to mitigate the conflict of interest; (iii) disclosing the conflict to the Board and/or investors (including, without limitation, distribution notices, financial statements, quarterly reports or other communications); (iv) appointing an independent representative to act or provide consent with respect to the matter giving rise to the conflict of interest; (v) engaging unaffiliated third party service providers, such as an investment bank to opine as to the fairness of a purchase or sale price; (vi) abstaining from voting, or exercising the Fund’s vote in the same manner as a majority of unaffiliated third parties holding the same interest, on matters put to the relevant security-holders of the portfolio investment; (vii) creating groups of personnel that are separated by information barriers (which may be temporary and limited purpose in nature), each of which would advise or represent one Fortress Client that has a conflicting position with other Fortress Clients; or (viii) implementing other policies and procedures (which may be specific to one or more portfolio investments) reasonably designed to eliminate or adequately mitigate the conflict of interest. The Adviser will seek to manage any such conflicts on a case-by-case basis in accordance with, as applicable, the Fortress Client’s governing documents, the applicable subscription agreement, and certain other documents relating to the relevant Fortress Client and other factors that may be applicable. In most cases, Board approval will not be required for actions taken by the Fund, even if such actions may result in conflicts of interest, unless such approval is required under the 1940 Act, as applicable, or the Advisers Act.

Frequently, the nature of a potential conflict of interest will evolve over time, for example as an underlying issuer or borrower becomes more or less stressed or distressed or a Fortress Client acquires or disposes of positions in an underlying issuer or borrower. As a result, the approach the Adviser will take to mitigate a conflict of interest, and the implementation of related policies and procedures, may correspondingly evolve over time as the facts and circumstances relating to the potential conflict change. In most circumstances, the Fund’s governing documents do not require the Fund to take specific enumerated actions in order to mitigate or resolve a conflict of interest. The Fund nevertheless may seek to take such actions, which may include without limitation those described above, as the Adviser determined necessary or appropriate to mitigate or resolve an applicable conflict of interest, with regard for the nature, facts and circumstances of such conflict. In most cases, the resolution of the conflict will depend entirely on the exercise of the Adviser’s discretion in light of the relevant facts and circumstances at the time, including the immediate and longer-term interests of the Fund and its Shareholders. The specific weight ascribed to each of the relevant factors is a subjective judgment about which reasonable people may differ. There can be no assurance that the Adviser will identify or resolve all conflicts of interest in a manner that is favorable to the Fund or its Shareholders.

Investors should carefully evaluate these considerations before making an investment in the Fund. Shareholders of the Fund will be deemed to have acknowledged:

●	the existence of the actual, apparent or potential conflicts of interest described herein, that such conflicts are often resolved by the same professionals or overlapping groups or professionals of the Adviser and/or its affiliates, and that such conflicts will not necessarily be resolved in favor of the interest of the Fund; and

●	that (i) Fortress and/or the Adviser may, in the future, identify and disclose additional conflicts of interest; and (ii) regardless of any such conflict of interest or the disclosure of it, a Shareholder’s ability to transfer their interest in the Fund is highly restricted under applicable law, and they may not transfer their interest in the Fund except in extremely limited circumstances.

Conflicts of Interest

The Fund has entered into the Investment Advisory Agreement and the Administration Agreement with the Adviser and the Administrator, respectively. In addition, the Adviser and its affiliates may provide management or investment services to other Fortress Clients whose objectives overlap with the Fund’s.

The Fund’s executive officers and Trustees serve or may serve as officers, directors, trustees or principals of entities, that operate in the same, or a related, line of business as the Fund or of investment funds, accounts or other investment vehicles managed by Fortress affiliates, including the Adviser. These investment funds, accounts or other investment vehicles may have investment objective similar to the Fund’s investment objective and the Fund may compete with entities managed by the Adviser and its affiliates, for capital and investment opportunities. However, in order to fulfill its fiduciary duties to the Fund and its other clients, the Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and consistent with its Allocation Policy so that the Fund is not disadvantaged in relation to any other client, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. However, in these circumstances the Fund may receive a smaller allocation of an investment opportunity that falls within its investment objective and strategies than it would otherwise be allocated, or it may not receive an allocation at all.

In addition, expenses may be incurred that are attributable to the Fund and other Fortress Managed Accounts. To the extent that operational, accounting and information technology services, software, asset management, legal or other assets utilized by the Adviser or the Administrator to provide such services are used by the Fund and one or more Fortress Managed Accounts, the Fund will bear its respective allocable share of the cost (taking into account salaries, bonuses and fringe benefits) of such services, software, or other assets. Such allocations will be based on the time which the applicable employees providing such accounting, legal, operational and information technology services devote, on an estimated basis, to the Fund and the other Fortress Managed Accounts to which such accounting, legal, operational and information technology services are being provided (and in the case of asset management, such allocable share to be based on the relative values of the specific assets of the Fund and other Fortress Managed Accounts for which asset management services are being provided). Notwithstanding the foregoing, in circumstances where the Adviser reasonably believes that an allocation of such expenses or the amount allocated to the Fund and/or other Fortress Managed Accounts pursuant to the above procedures would produce an inequitable result to the Fund and/or other Fortress Managed Accounts, the Adviser may allocate such expenses in a fair and equitable manner.

Policies and Procedures for Managing Conflicts

The Adviser intends to allocate investment opportunities in a manner that, over time, is fair and equitable and is consistent with its Allocation Policy. The Adviser intends to allocate common expenses among the Fund and other clients of the Adviser and its affiliates in a manner that, over time, is fair and equitable and in accordance with policies adopted by the Adviser and the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Adviser and the Investment Advisory Agreement.

The Adviser has put in place the Allocation Policy and its Co-Investment Policy, consistent with the Co-Investment Exemptive Order, that will seek to ensure the equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act. When the Fund engages in co-investments as permitted by the exemptive relief described below, the Fund will do so in a manner consistent with the Allocation Policy and the Co-Investment Policy of each of the Fund and the Adviser. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Adviser will need to decide whether the Fund or such other entity or entities will proceed with the investment.

The Adviser’s allocation of investment opportunities among the Fund and other affiliated investment vehicles may result in the allocation of all or none of an investment opportunity to us, or a disproportional allocation among such persons, with such allocations being more or less advantageous to some such persons relative to other such persons. There can be no assurance that the Fund’s actual allocation of an investment opportunity, if any, or the terms on which such allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser likely will be subject, did not exist. There can be no assurance that the Fund will have an opportunity to participate in all investments that fall within the Fund’s investment objective and strategies.

In general, pursuant to the Allocation Policy, the process for making an allocation determination will include an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio investment held by the Fund or another investment fund or account) is suitable or appropriate for the Fund or another investment fund or account. The Adviser will make allocation determinations based on its expectations at the time such investments are made, however, investments and their characteristics may change and there can be no assurance that an investment may prove to have been more suitable for another investments fund or account managed by the Adviser in hindsight.

Pursuant to the Allocation Policy, if it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Adviser generally will determine the appropriate size of the opportunity for each such investment fund or account as further described herein.

It is expected that most or all of the officers and employees responsible for managing the Fund will have responsibilities with respect to other funds or accounts managed by the Adviser or its affiliates, including funds and accounts that may be raised in the future. Substantial time will be spent by such officers and employees monitoring the investments of such funds and accounts. Conflicts of interest may arise in allocating time, services or functions of these officers and employees.

There will be numerous perceived and actual conflicts of interest among the Fund and the Adviser and its affiliates. The conflicts of interest that the Fund may encounter include those discussed here and elsewhere throughout this Prospectus, although such discussions do not describe all of the conflicts that may be faced by us. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

Investment Opportunities Available to the Fund

Although as a general matter Sections 17 and 57 of the 1940 Act restrict the ability of registered investment companies and BDCs to engage in transactions with “affiliated persons,” such as transactions between the Fund, following the 1940 Act Registration, and other Fortress Clients, registered investment companies and BDCs may rely on historical SEC staff interpretations of the 1940 Act, or on regulations promulgated by the SEC under Sections 17 and 57, to engage in such transactions in certain limited circumstances. Alternatively, a registered investment company or BDC may apply to the SEC for an individualized exemptive order (commonly known as a “co-investment order”) that permits a broader range of affiliated transactions, subject to a variety of conditions and requirements to be found in each such co-investment order. The Fund and the Adviser intend to rely on the Co-Investment Exemptive Order.

Opportunities for investment by Fortress Clients may arise when investment advisory personnel of the Adviser (who also serve as investment advisory personnel of other Fortress investment advisers or otherwise provide investment advisory services to other Fortress Clients) become aware of investment opportunities that may be appropriate for one or more Fortress Clients including the Fund. Pursuant to the Co-Investment Exemptive Order, both the Fund and the Adviser must adopt and implement policies and procedures reasonably designed to ensure that: (i) opportunities to participate in co-investment transactions are allocated in a manner that is fair and equitable to the Fund and (ii) when negotiating the co-investment transactions that will be allocated between the Fund and other Fortress Clients, the Adviser considers the Fund’s interests.

Various actual, apparent or potential conflicts of interest are expected to also arise from overall advisory, investment and other activities of Fortress, the Adviser and their affiliates and their respective clients and portfolio investments. Fortress and its affiliates are broad based alternative investment platforms that have undergone significant development and diversification since their inception. As such, they currently manage Fortress Clients in addition to the Fund, and expect to continue to sponsor and manage new Fortress Clients in the future as they continue to develop their respective investment management and related businesses, including businesses related to or incubated by existing platforms or Fortress Clients, or by engaging in strategic transactions involving the acquisition of, or business combination with, other investment platforms.

Proxy Voting

The Fund has delegated its proxy voting responsibility to the Adviser. The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

Management of the Fund

Board of Trustees

The Role of the Board

The Board is responsible for the overall business and affairs of the Fund, including supervision of the duties performed by the Adviser. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management and operation of the Fund. The Board does not have responsibility for the day-to-day management of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments or activities. The Board has appointed various employees of Fortress as officers of the Fund with responsibility to monitor and report to the Board on the Fund’s operations. In conducting its oversight, the Board receives regular reports from these officers and from other senior officers of the Adviser or its affiliates regarding the Fund’s operations.

In addition, under the Bylaws, the Board has designated [●] to serve as the Chair to preside over the meetings of the Board and meetings of Shareholders and to perform such other duties as may be assigned to the Chair by the Board. The Fund does not have and does not expect to have a fixed policy as to whether the Chair of the Board should be an Independent Trustee and believes that the Fund should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on criteria that are in the Fund and its Shareholders’ best interests at such times.

Board Structure and Committees

As required by the 1940 Act, a majority of the Fund’s Trustees are Independent Trustees. The Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee, and may form additional committees in the future.

Audit Committee. The Audit Committee is comprised of four Independent Trustees and Scott Taylor serves as the Chair of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in selecting, engaging and discharging the Fund’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Fund’s independent accountants, approving professional services provided by the Fund’s independent accountants (including compensation therefore), reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal controls over financial reporting.

Nominating and Governance Committee. The Nominating and Governance Committee is comprised of four Independent Trustees and its Chair is Pasy Wang.

In accordance with its written charter, the Nominating and Governance Committee recommends to the Board persons to be nominated by the Board for election at meetings of Shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between Shareholder meetings. The Nominating and Governance Committee is also responsible for overseeing an annual evaluation of the Board and its committees to determine whether the Board and its committees are functioning effectively. The Nominating and Governance Committee will consider for nomination to the Board candidates submitted by Shareholders or from other sources it deems appropriate.

Board Oversight of Risk Management

The Fund is subject to a number of risks, including investment, compliance, operational, conflicts of interests and valuation risks, among others. Risk oversight will form part of the Fund’s general oversight by the Board and will be addressed as part of various Board and committee activities. Day-to-day risk management functions will be subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs. The Adviser and other service providers will employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. It is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight, the Board will interact with and review reports from, among others, the Adviser, Chief Compliance Officer, independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Officers

Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. The Fund’s officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are Trustees, officers or employees of the Adviser or its affiliates. To the fullest extent allowed by applicable law, including the 1940 Act, the Declaration of Trust indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

The Adviser

FMAC Management LLC, located at 1345 Avenue of the Americas, New York, NY 10105, serves as the investment adviser to the Fund. The Adviser has a limited operating history. The Adviser is registered as an investment adviser under the Advisers Act, and is a subsidiary of Fortress. As of June 30, 2026, Fortress total assets under management were approximately $55 billion.

Portfolio Management

The personnel of the Adviser who have primary responsibility for management of the Fund are Mario Rivera, Stuart Sinclair and Drew Stroud (the “Co-Portfolio Managers”). The Fund’s Co-Portfolio Managers, along with other members of Fortress’s Investment Committee and Investment and Asset Management Teams, are responsible for overseeing the Fund, which formulates investment guidelines for the Fund and approves all acquisitions, dispositions and financing decisions. Fortress’s Asset Management Team is comprised of private corporate credit, asset based and real estate credit, structured credit and liquid credit employees focused on the active monitoring of existing credits and proactively identifying and managing potential risks. This affords Fortress the ability to enhance economics in the event of a workout or restructuring event, while maintaining the flexibility to step into all levels of the capital structure. Fortress believes that it has a rigorous set of processes and procedures, including frequent contact with borrowers, loan agents and other counterparties in order to ascertain a fundamental understanding of collateral value, cash flows and related risks.

Messrs. Rivera, Sinclair, and Stroud serve as the Fund’s Co-Portfolio Managers.

Mr. Rivera is a Managing Director based in New York for the Fortress Credit Funds Business, heads the Structured Products Group, and serves as a Co-Portfolio Manager of the Fund. Mr. Rivera is responsible for sourcing, origination and investment strategies within this group, with a focus towards the secondary markets in asset-backed securities (ABS) and loans. Since joining Fortress in 2007, Mr. Rivera has analyzed, structured, and invested across a wide variety of asset classes including, RMBS, aircraft leases, ABS CDOs, consumer debt, and student loans. Prior to Fortress, Mr. Rivera was a Vice President at Pursuit Partners, where he analyzed and traded distressed ABS. Mr. Rivera received a B.S. degree from Cornell University with a major in applied economics and management.

Mr. Sinclair is a Managing Director, Co-Head of the Corporate Loan and Securities Group in the Fortress Credit Funds Business, and serves as a Co-Portfolio Manager of the Fund. Mr. Sinclair is responsible for credit trading and CLO portfolio management within the Corporate Loan and Securities group. Prior to joining Fortress in 2015, Mr. Sinclair was the Head Trader at Pacific Creek Capital Advisors, a cross-asset fund with an emphasis on high yield and related securities. Prior to Pacific Creek, Mr. Sinclair worked at Goldman Sachs, trading bank debt, high yield, distressed credit and credit derivatives as a market maker and principal investor. Mr. Sinclair received a B.A. in Economics with a concentration in finance from Princeton University.

Mr. Stroud is a Managing Director at Fortress Investment Group and serves as Co-Portfolio Manager of the Fund. Mr. Stroud has been actively involved in the origination, structuring, trading and strategic positioning of credit opportunities throughout his career. Prior to Fortress, Mr. Stroud was a Partner at ValueAct Capital where he served as a member of the deal team and managed the global media and business development groups. Prior to joining ValueAct Capital in April 2016, Mr. Stroud was a member of the Special Situations investment team at Elliott Management where he focused on high yield, stressed and distressed credit, asset-based finance and global merger arbitrage. Mr. Stroud was also part of the team responsible for hedging Elliott’s delta-one exposures across credit, hard assets, and equity. Prior to Elliott Management, Mr. Stroud spent over eight years as a Portfolio Manager and Vice President at Morgan Stanley where he managed high yield and distressed credit portfolios for foundations, endowments and single-family offices. He started his career as a trader at First New York where he focused on risk arbitrage. Mr. Stroud served on the Board of Directors of Family House, Inc. where he led the Audit and Marketing committees and was Chairman of the Investment Committee for Lone Mountain Children’s Center’s endowment where he also served on the Board of Directors. He has a B.A. from Duke University and an M.B.A. from Columbia Business School.

The SAI provides additional information about the compensation of the Fund’s primary portfolio managers, other accounts managed by them and their ownership of any Shares of the Fund.

Investment Advisory Agreement

Subject to the overall supervision of the Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, the Fund pursuant to the Investment Advisory Agreement between the Fund and the Adviser. The Trustees have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund under the ultimate supervision of, and subject to any policies established by, the Board. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for the following:

●	managing the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective, policies and restrictions, the 1940 Act, as applicable, the Advisers Act and all other applicable federal and state law, and the Fund Documents;

●	determining the composition of the Fund’s portfolio, the nature and timing of the changes therein and the manner of implementing such changes;

●	identifying, evaluating and negotiating the structure of the investments made by the Fund (including by performing due diligence on prospective investments);

●	executing, closing, servicing and monitoring the Fund’s investments;

●	determining the securities and other assets that the Fund will purchase, retain or sell; and

●	providing the Fund with such other investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment and reinvestment of the Fund’s assets.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Fund are not impaired.

Compensation of the Adviser

The Fund pays the Adviser investment advisory fees for its services under the Investment Advisory Agreement consisting of two components: a Management Fee and an Incentive Fee. The cost of both the Management Fee and the Incentive Fee is ultimately borne by the Shareholders.

Management Fee

The Management Fee is payable at an annual rate of 0.75% of the Fund’s Managed Assets, payable monthly in arrears, calculated as of the end of the most recently completed month and adjusted for any issuances, repurchases, dividends or distributions of the Shares during the relevant calendar month. “Managed Assets” means the total assets of the Fund (including debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) minus the sum of accrued liabilities of the Fund (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares).

The Management Fee for any partial month will be appropriately prorated based on the actual number of days elapsed relative to the total number of days in such calendar month.

Incentive Fees

The Fund pays to the Adviser an Incentive Fee on Pre-Incentive Fee Net Investment Income (as defined below). The Incentive Fee will be calculated and payable on a quarterly basis, in arrears, and will equal 10% of Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to a quarterly preferred return of 1.50% (i.e., 6.0% annualized), or “Hurdle Rate,” measured on a quarterly basis and a “catch-up” feature.

To determine whether Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, Pre-Incentive Fee Net Investment Income is expressed as a rate on the average daily hurdle calculation value. The average daily hurdle calculation value, on any given day, equals:

●	the Fund’s net assets as of the end of the calendar quarter immediately preceding the applicable day; plus

●	the aggregate amount of capital invested (including reinvested) from investors from the beginning of the current quarter to the applicable day; minus

●	the aggregate amount of distributions (including share repurchases) made by the Fund from the beginning of the current quarter to the applicable day (but only to the extent distributions were not declared and accounted for on the Fund’s books and records in a previous calendar quarter).

The Fund pays the Adviser an Incentive Fee in each calendar quarter as follows:

●	No Incentive Fee will be payable to the Adviser in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate for such calendar quarter;

●	100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 1.667% for that calendar quarter will be payable to the Adviser. The Fund refers to this portion of the Pre-Incentive Fee Net Investment Income as the “catch-up”; and

●	10% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 1.667% in any calendar quarter is payable to the Adviser.

“Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any accrued income that the Fund has not yet received in cash and any other fees such as commitment, origination, structuring, diligence, consulting or other fees that the Fund receives from companies underlying its portfolio investments) accrued during the calendar quarter minus the Fund’s operating expenses accrued during the calendar quarter (including the Management Fee, administrative expenses and any interest expense and dividends paid on issued and outstanding preferred shares, but excluding the Incentive Fee). In addition, Pre-Incentive Fee Net Investment Income may be computed and paid on income that may include interest that has been accrued but not yet received, or interest in the form of securities received rather than cash, including OID, payment-in-kind and zero coupon investments.

Because of the structure of the Incentive Fee, it is possible that the Fund may pay an Incentive Fee in a calendar quarter in which it incurs a loss. For example, if the Fund receives Pre-Incentive Fee Net Investment Income in excess of the Hurdle Rate, the Fund will pay the Incentive Fee even if it has incurred a loss in that calendar quarter due to realized and unrealized capital losses. In addition, because the calculations used to determine whether the Hurdle Rate has been exceeded is calculated based on the Fund’s net assets, decreases in the Fund’s net assets due to realized or unrealized capital losses may increase the likelihood that the Hurdle Rate is reached and therefore the likelihood of the Fund paying an Incentive Fee in a given calendar quarter. In addition, if market interest rates rise, the Fund may be able to invest its funds in debt instruments that provide for a higher return, which would increase the Pre-Incentive Fee Net Investment Income and make it easier for the Adviser to surpass the fixed Hurdle Rate and receive an Incentive Fee based on such net investment income. The Fund’s net investment income used to calculate this component of the Incentive Fee is also included in the amount of the Fund’s net assets used to calculate the Management Fee because Managed Assets are total assets (including debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) minus the sum of accrued liabilities of the Fund (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares).

The following is a graphical representation of the calculation of the Incentive Fee:

The fees that will be payable under the Investment Advisory Agreement shall be appropriately adjusted for any issuances or repurchases of the Shares during the calendar quarter (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) and except as described above, exclude capital gains, realized loss and unrealized capital appreciation or depreciation.

Term

The Investment Advisory Agreement was initially approved by the initial sole Trustee and has been ratified by the Board (including a majority of the Independent Trustees) at a meeting held on October 27, 2026. Unless earlier terminated as described below, the Investment Advisory Agreement will continue in effect for two years from the date of its execution and will continue in effect from year to year thereafter if approved annually by the Board or by the holders of a Majority of the Outstanding Shares of the Fund (as defined below) and, in each case, a majority of the Independent Trustees.

The Investment Advisory Agreement automatically terminates within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act). In accordance with the 1940 Act, without payment of penalty, the Fund may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice or by vote of the Fund’s Trustees or the Board. In addition, the decision to terminate the agreement may be made by a majority of the Board or the Shareholders holding a Majority of the Outstanding Shares. “Majority of the Outstanding Shares” means the lesser of (1) 67% or more of the outstanding Shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy or (2) a majority of outstanding Shares of the Fund. In addition, without payment of penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice.

Expenses

Except as specifically provided below, the costs associated with investment professionals of the Adviser (or its affiliates) and their respective staffs, when and to the extent engaged in providing investment advisory and management services to the Fund, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. The Adviser (or its affiliates) will bear all fees, costs, and expenses incurred that are not assumed by the Fund under the Investment Advisory Agreement or under the Administration Agreement. The Fund will bear all other fees, costs and expenses related to its activities, operations, administration and transactions including, but not limited to:

●	all direct and indirect fees and expenses incurred by the Adviser related to its performance of investment advisory services under the Investment Advisory Agreement, including the Adviser’s costs and expenses of performing due diligence on potential investments, monitoring performance of the Fund’s investments, serving as trustees and officers of the companies underlying its portfolio investments, enforcing the Fund’s rights in respect of its investments and disposing of investments;

●	fees and expenses incurred by the Adviser and payable to third parties, including agents, consultants or other advisers, in monitoring financial and legal affairs of the Fund and in monitoring the Fund’s investments, performing due diligence on prospective portfolio investments and, if necessary, in respect of enforcing the Fund’s rights with respect to investments in existing portfolio investments or companies underlying portfolio investments, or otherwise relating to, or associated with, evaluating and making investments, which fees and expenses include, among other items, due diligence reports, appraisal reports, research and market data services (including an allocable portion of any research or other service that may be deemed to be bundled for the benefit of the Fund), any studies commissioned by the Adviser and travel and lodging expenses incurred by such third-parties;

●	organizational expenses of the Fund;

●	calculating the Fund’s NAV, including the cost and expenses of any independent valuation firms or services;

●	interest payable on debt, if any, incurred by the Fund to finance its investments, debt service and all other costs of borrowings or other financing arrangements (including fees and other expenses), and expenses related to unsuccessful portfolio acquisition efforts;

●	offerings of Shares of the Fund and any other securities of the Fund;

●	Management Fees and Incentive Fees;

●	administration fees and expenses payable under the Administration Agreement and any sub-administration agreements, including any administrative costs relating to the DRIP, whether such services are provided by a third party or an affiliate or employee of the Adviser or the Administrator;

●	any expense reimbursements;

●	travel expenses related to entering into the Fund’s investments, or conducting diligence on or monitoring of such actual or prospective investments;

●	travel expenses related to the operation of the Fund;

●	fees payable to third parties, including agents, consultants, software and service providers (including certain subscriptions to periodicals, market databases and/or research services), or other advisors, relating to, or associated with, evaluating and making investments in portfolio investments, including costs associated with meeting financial sponsors;

●	fees incurred by the Fund for escrow agent, transfer agent, dividend agent, brokerage costs and commissions, clearing and settlement charges, bank service fees and custodial fees and expenses;

●	U.S. federal and state registration and franchise fees;

●	all costs of registration and listing of the Fund’s securities on any securities exchange;

●	fees payable to rating agencies;

●	U.S. federal, state and local taxes, non-U.S. taxes, and related costs and expenses, including costs of tax return preparation, tax reporting to investors and other compliance costs, and costs incurred in connection with any audit or other inquiry, tax litigation or any other contests;

●	Independent Trustees’ fees and expenses;

●	expenses related to meetings of the Board;

●	costs of any reports, proxy statements or other notices to Shareholders, including printing and mailing costs;

●	costs associated with individual or group Shareholders, including the costs of any Shareholder meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;

●	costs of preparing financial statements and maintaining books and records;

●	costs of preparing and filing reports or other documents with the SEC, Financial Industry Regulatory Authority, U.S. Commodity Futures Trading Commission and other regulatory bodies, and other reporting and compliance costs, and the costs associated with reporting and compliance obligations under the 1940 Act and any other applicable federal and state securities laws, and the compensation of professionals responsible for the foregoing;

●	costs associated with compliance with the Sarbanes-Oxley Act;

●	the Fund’s allocable portion of any fidelity bond, trustees’ and officers’ errors and omissions liability insurance policies and any other insurance premiums;

●	direct costs and expenses of administration, including printing, mailing, long distance telephone, cellular phone and data service, copying, secretarial and other staff, independent auditors, compliance consulting services and outside legal costs;

●	proxy voting expenses;

●	fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events), design and website expenses;

●	commissions and other compensation payable to brokers or dealers;

●	costs of information technology and related costs, including costs related to software, hardware and other technological systems (including specialty and custom software);

●	the Fund’s allocable portion of costs and expenses of information systems, software and hardware utilized by the Fund in connection with asset management services (e.g., providing portfolio collection functions, maintaining financial, accounting and other records for the Fund, monitoring of covenant compliance by borrowers and tracking and enforcing payment obligations of such borrowers);

●	extraordinary expenses, including litigation;

●	costs of effecting sales and any repurchases of Shares and other securities of the Fund, including the share repurchase program;

●	indemnification payments;

●	costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with the business of the Fund and the amount of any judgment or settlement paid in connection therewith;

●	extraordinary expenses or liabilities incurred by the Fund outside of the ordinary course of its business;

●	costs of derivatives and hedging;

●	certain costs and expenses relating to distributions paid on Shares of the Fund;

●	all fees, costs and expenses, if any, incurred by or on behalf of the Fund in developing, negotiating and structuring prospective or potential investments that are not ultimately made, including any reverse termination fees and any liquidated damages, commitment fees that become payable in connection with any proposed investment that is not ultimately made, forfeited deposits or similar payments, including expenses relating to unconsummated investments that may have been attributable to co-investors had such investments been consummated;

●	costs and expenses (including travel) in connection with the diligence and oversight of the Fund’s service providers;

●	fees, costs and expenses of winding up and liquidating the Fund’s assets;

●	costs associated with technology integration between the Fund’s systems and those of the Fund’s participating intermediaries;

●	all travel and related expenses of the Fund’s and Adviser’s trustees, officers, managers, agents and employees incurred in connection with attending meetings of the Board or Shareholders or performing other business activities that relate to the Fund;

●	dues, fees and charges of any trade association of which the Fund is a member;

●	costs associated with events and trainings of the Board (including travel);

●	costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes; and

●	all other expenses incurred by the Fund, the Adviser or the Administrator in connection with administering the Fund’s business, such as the allocable portion of overhead under the Administration Agreement, including rent, and the allocable portion of the cost of the Fund’s Chief Financial Officer, Chief Legal Officer and Chief Compliance Officer and their respective staffs. That overhead may include rent and the allocable portion of the costs of the compensation, benefits and related administrative expenses (including travel expenses) of the Fund’s officers who provide operational and administrative services under the Administration Agreement, and their respective staffs and other professionals who provide services to the Fund (including, in each case, employees of the Administrator or an affiliate) who assist with the preparation, coordination, and administration of the foregoing or provide other “back office” or “middle office” financial, compliance, accounting, asset management, tax, legal, treasury or other operational services to the Fund.

The Fund’s primary operating expenses include the payment of (i) Management Fees and Incentive Fees, if any, to the Adviser pursuant to the Investment Advisory Agreement, (ii) the Fund’s allocable portion of overhead and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement and (iii) all other expenses associated with its operations, including, without limitation, compliance or regulatory filings or reports and transactions.

Unless the Adviser elects to cover the Fund’s organization and/or operating expenses pursuant to the Expense Limitation Agreement we have entered into with the Adviser, we will be obligated to reimburse the Adviser for such advanced expenses. See “—Expense Limitation Agreement.”

Limitations of Liability and Indemnification

The Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including the Administrator (each, an “Indemnitee”) will not be liable to the Fund for any action taken or not taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Fund, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services.

The Fund will indemnify each Indemnitee against any liabilities in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser to the Fund. The Fund may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification. Notwithstanding the foregoing, in accordance with Section 17(i) of the 1940 Act, neither the Adviser nor any of its affiliates, trustees, officers, members, employees, agents or representatives may be protected against any liability to the Fund or the Fund’s investors to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its office.

Resource Sharing Agreement

The Adviser is an affiliate of Fortress and has entered into the Resource Sharing Agreement with FIG LLC, another affiliate of Fortress. Under the Resource Sharing Agreement, FIG LLC will provide the Adviser experienced investment professionals and access to the senior investment personnel and other resources of Fortress and its affiliates. The Resource Sharing Agreement provides the Adviser with access to deal flow generated by the professionals of FIG LLC and its affiliates and commits certain investment professionals of FIG LLC to serve in an oversight capacity. The Adviser capitalizes on what it believes to be the significant deal origination, credit underwriting, due diligence, investment structuring, asset management, execution, portfolio management and monitoring experience of FIG LLC’s investment professionals.

Expense Limitation Agreement

The Adviser and the Fund have entered into the Expense Limitation Agreement with respect to each class of Shares, under which the Adviser has agreed contractually to waive its management fees and/or reimburse the Fund’s organizational and offering costs, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s monthly total annualized fund operating expenses (including, but not limited to, the Management Fee and organizational and offering expenses) in respect of each class (excluding (i) incentive fees, (ii) any distribution and/or servicing fees, (iii) all fees and expenses of special purpose vehicles in which the Fund or its subsidiaries invest (including management fees, performance-based incentive fees, and administrative service fees), (iv) fees payable to third parties in connection with the sourcing or identification of portfolio investments, (v) brokerage costs, (vi) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) investment-related expenses associated with consummated and unconsummated transactions, including legal costs, valuation agents, sourcing fees, due diligence-related fees, structuring and advisory costs, costs of third-party consultants, and brokerage commissions, associated with the acquisition, disposition and maintenance of investments (including asset management), (viii) acquired fund fees and expenses, (ix) taxes, (x) litigation and (xi) extraordinary expenses (as determined in the sole discretion of the Adviser)) exceed the Expense Cap of 2.00% of the month-end NAV of such class. In consideration of the Adviser’s agreement to waive its management fees and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived management fees and Fund expenses reimbursed in respect of each class of Shares subject to the limitation that a reimbursement will be made only if and to the extent that it: (i) is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser and (ii) will not cause the Fund’s annualized operating expenses (after recoupment) to exceed the lesser of (a) the Expense Cap in effect at the time of the waiver, and (b) the Expense Cap in effect at the time of recoupment. The Expense Limitation Agreement has a term of one year from the date of this Prospectus, and will be subject to renewal thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Independent Trustees and the Adviser. The Expense Limitation Agreement may be terminated by the Board upon thirty days’ written notice to the Adviser.

A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement will be available in the Fund’s Shareholder report for the period ending December 31, 2026.

Net Asset Valuation

The NAV of the Fund’s outstanding Shares will be determined monthly by dividing the value of total assets of the attributable class minus liabilities of the attributable class by the total number of Shares of the attributable class outstanding at the date as of which the determination is made. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as its Valuation Designee, subject to the oversight of the Board.

The Fund records its investments and derivatives at fair value, in accordance with GAAP. Fair value is defined under GAAP as the expected price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The value of any investment or other asset held by the Fund as of any date will be determined by the Adviser in good faith and in accordance with the principles set forth below and shall include the marked-to-market value of any hedges effected in connection with such investment, and the Adviser will determine, in its discretion, the appropriate hedge positions intended for such investment. Investment transactions will be recorded on the trade date. Realized gains or losses will be measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses will primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

Investments that are listed on a national securities exchange (including such investments when traded in the after hours market) will be valued at their last sales price on the date of determination on the largest securities exchange (by trading volume in such investment) on which such investments will have traded on such date. If no such sales of such investments occurred on the date of determination, such investments will be valued at the midpoint between the “bid” and the “asked” price for long positions and at the “asked” price for short positions on the largest securities exchange (by trading volume in such investment) on which such investments are traded, on the date of determination. Investments that are not listed on an exchange but are traded over-the-counter will be valued at the representative “bid” quotations if held long and at representative “asked” quotations if held short, unless included in the NASDAQ National Market System, in which case they will be valued based upon their last sales prices (if such prices are available).

Investments that are not listed on an exchange and are not traded over-the-counter but for which external pricing or valuation sources are available will be valued in accordance with such external pricing or valuation sources; provided, however, that such valuations may be adjusted by the Adviser to account for recent trading activity or other information that may not have been reflected in pricing obtained from external sources. Privately negotiated derivative investments, such as interest rate swaps, credit default swaps and various basket indices typically shall be valued at the midpoint between the “bid” and “asked” prices by third party pricing services and/or trading counterparties, or based on proprietary pricing models used by the Adviser or independent service providers.

The value of investments that are not listed on an exchange, are not traded over-the-counter and for which no third party pricing sources are available (which may include trade claims, mortgage loans, corporate loans, consumer loans, leases, property, private securities and other receivables and assets), as is expected to be the case for substantially all of the Fund’s investments, will be valued at fair value as determined in good faith by (A) the Adviser, as the Valuation Designee no less frequently than monthly and (B) by one or more independent valuation agents selected by the Adviser no less frequently than quarterly (with certain de minimis exceptions), and such valuations shall reflect any credit risk associated with such investments where deemed appropriate. When the Adviser deems it necessary or advisable, investments may be valued based on proprietary pricing models developed by the Adviser or independent valuation agents. All assets and liabilities initially will be valued in the applicable local currency and then translated into U.S. dollars using the applicable exchange rate on the date of determination.

The value of any cash on hand or on deposit, bills, demand notes, overnight financing transactions, receivables and payables will be deemed to be the full amount thereof; provided, however, that if such cash, bills, demand notes, overnight financing transactions, receivables and payables are unlikely, in the opinion of the Adviser, to be paid or received in full, then the value will be equal to the full amount thereof adjusted as is considered appropriate to reflect the true value thereof.

Notwithstanding anything herein to the contrary, with respect to any distribution by the Fund of investments which are “marketable securities” (investments that can easily be bought, sold or traded on public exchanges) that are traded on a national securities exchange or over-the-counter, such marketable securities will be valued based on the average of the closing prices for such securities during the ten-trading-day period ending on the date of distribution.

If the Adviser determines that the value of any investments as determined pursuant to this section does not accurately reflect the fair market value of such investments, the Adviser shall value such investments as it reasonably determines. If the Adviser determines that any investment is so thinly traded that the Fund would be unable to dispose of the Fund’s position in such investment within a reasonable time frame at the market price, then the Fund may apply a discount to the value of such investment in an amount that it, in its discretion, deems appropriate. The Adviser’s valuation committee approves final investment valuations.

The Adviser may determine in its discretion whether any assets of the Fund should be the subject of a write-down, write-off or write-up in connection with any distribution pursuant to and upon the occurrence of any event contemplated, and, notwithstanding anything to the contrary in this Prospectus, any such assets that have been written off or written down to a de minimis amount will not be required to be valued by an independent valuation firm.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Fund were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

Eligible Investors

The Shares are generally being offered pursuant to this Prospectus only to such investors who are either U.S. persons for U.S. federal income tax purposes or non-U.S. persons that meet eligibility standards as defined by the Fund pursuant to applicable law in the relevant jurisdictions. The qualifications required to invest in the Fund are in subscription documents that must be completed by each prospective investor.

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisors in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus and the Declaration of Trust before deciding to invest in the Fund.

PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The Adviser is one of, and is under common control with other, advisory entities that are ultimately controlled by Fortress (the “Fortress Advisers”). Certain of the Fortress Advisers are investment advisers to funds that have investment objectives, policies and strategies substantially similar to those of the Fund. The following sets forth performance information of the Fortress Multi-Asset Credit Composite (the “Composite”). The Composite consists of a fund that the Fortress Advisers manage that has investment objectives, policies and strategies substantially similar to those of the Fund. Furthermore, the Fund is managed substantially similarly to the fund that comprises the Composite. The Adviser and the other Fortress Advisers that manage the fund comprising the Composite have in common virtually all of their investment professionals.

As of the date of this Prospectus, the Fund only has a very limited performance record. The Composite performance is provided to illustrate the performance of the Fortress Advisers in managing funds that have investment objectives and policies that are substantially similar to those of the Fund. The Composite performance should not be considered a substitute for the Fund’s performance.

The information set forth below illustrates how the performance of the Composite has varied over certain time periods since its inception. The table provides the annual net performance for the specified periods and how they compare to that of the ICE BofA U.S. High Yield Index (formerly, the BofA Merrill Lynch U.S. High Yield Master II Index) and S&P / LSTA U.S. Leveraged Loan 100 Index. Neither of these indices are actively managed or available for direct investment or reflect deductions for fees or expenses. The indices listed are not intended to represent benchmarks for the Fund or Composite, and instead are intended to allow for comparison of the Composite’s performance to that of commonly used indices.

The funds that comprise the Composite do not include the Fund. The performance of the Composite does not represent the historical performance of the Fund in this Prospectus and should not be interpreted as indicative of future performance of the Fund. There can be no assurance that the Fund will achieve comparable results or that the returns generated by the Fund will equal or exceed those of the Composite or that the Fund will be able to implement its investment strategy or achieve its investment objective. Future investments will be made under different economic conditions and will include different underlying investments. Results may differ from the Composite because of, among other things, differences in brokerage commissions, fund or account expenses, including management fees, the size of positions taken in relation to fund or account size and diversification of securities considerations, timing of purchases and sales, stability and frequency of cash inflows and outflows, and availability of cash for new investments, as well as potential implementation differences related to availability of certain investment opportunities. In addition, the fund that comprises the Composite is not subject to the investment limitations, diversification or other restrictions that are imposed by the 1940 Act and the Code, which, if applicable, may have further adversely affected the performance results of the Composite.

The Adviser has prepared and presented the following average annual total return information using a methodology that incorporates the time-weighted rate of return for all assets, which removes the effects of cash flows. This calculation methodology differs from the SEC method of calculating performance. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

The performance information provided for the Composite is provided for illustrative purposes only; investors cannot invest directly in the Composite. The returns of the Composite are shown gross and net (after the deduction) of the aggregated fees and expenses for all fee-paying limited partners in the fund comprising the Composite. The Fund’s management fee, incentive fee and other Fund expenses will similarly reduce your gross return on an investment in the Fund. The management fee and incentive fee rate used in calculating the Composite’s net returns are greater than the management fee and incentive fee rates paid by the Fund. If the Fund’s fee rates had been used in calculating the Composite’s net returns, those net returns in the table would be higher. Accordingly, no assumptions or comparisons should be based upon the presentation of information relating to the Composite. Furthermore, in no circumstances should the Composite be regarded as a representation, warranty, or prediction that the Fund, or any fund managed by the Fortress Advisers, will achieve or is likely to achieve any particular result or that an investor will be able to avoid losses, including total loss of their investment. Inherent in any investment is the potential for loss.

Average Annual Total Returns for Period Ended December 31, 2025
Period	Fortress Multi-Asset Composite--Gross	Fortress Multi-Asset Composite--Net	ICE BofA U.S. High Yield Index [1,2]	S&P / LSTA U.S. Leveraged Loan 100 Index[1,3]
1-year	10.08%	6.27%	8.50%	7.24%
5-year	11.06%	7.34%	4.50%	6.30%
10-year	12.17%	7.20%	6.45%	5.80%
ITD*	14.25%	9.56%	9.56%	5.18%

*	The Composite’s inception date is August 1, 2002. The Composite’s year-to-date total return on a gross and net basis as of September 30, 2026, was 5.49% and 3.13%, respectively.

[1]	Investors cannot invest directly in an index. Reflects no deductions for fees or expenses or taxes.

[2]	The ICE BofA U.S. High Yield Index (formerly, the BofA Merrill Lynch U.S. High Yield Master II Index) tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one-year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. In addition, qualifying securities must have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe.

[3]	The S&P/LSTA U.S. Leveraged Loan 100 Index seeks to mirror the market-weighted performance of the largest institutional leveraged loans, as determined by criteria, based upon market weightings, spreads, and interest payments. The index consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).

Plan of Distribution

Distributor

Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), with its principal place of business at 190 Middle Street, Suite 301, Portland, ME 04101, acts as the distributor of the Shares, pursuant to a distribution agreement (the “Distribution Agreement”), on a reasonable best efforts basis, subject to various conditions. Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased. Pursuant to the Distribution Agreement, the Distributor shall pay its own costs and expenses connected with the offering of Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. The indemnification will not apply to actions of the Distributor in cases of its willful misfeasance, bad faith, breach of confidentiality or gross negligence in the performance of its duties under the Distribution Agreement or by reason of its reckless disregard of its obligations under the Distribution Agreement.

After the initial term of two years, the Distribution Agreement will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved by a majority of the entire Board cast in person at a meeting called for that purpose or by a majority of the outstanding voting securities of the Fund and, in either case, also by a majority of the Independent Trustees.

The Distributor may retain additional selling agents or other financial intermediaries to place Shares. Such selling agents or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. See “Purchasing Shares.”

The Fund may also pay fees to financial intermediaries for sub-administration, sub-transfer agency, sub-accounting and other shareholder services associated with shareholders whose Shares are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. The additional compensation may differ among selling agents or financial intermediaries in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Distribution and Servicing Plan

In anticipation of receipt of the Multi-Class Exemptive Order, the Fund has adopted a Distribution and Servicing Plan for its Class S and Class D Shares to pay to the Distributor a Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares. These activities include marketing and other activities primarily intended to result in the sale of Class S and Class D Shares and activities related to administration and servicing of Class S and Class D accounts. The Distribution and Servicing Plan will operate in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1, as required under the terms of the Multi-Class Exemptive Order, permitting the Fund to, among other things, issue multiple classes of Shares.

Under the Distribution and Servicing Plan, Class S and Class D Shares will pay a Distribution and Servicing Fee to the Distributor at an annual rate of up to 0.85% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class, to be calculated as of the beginning of the first calendar day of each applicable month, and payable monthly in arrears. The Distribution and Servicing Fee will be paid out of the relevant class’s assets and decrease the net profits or increases the net losses of the Fund solely with respect to such class. For purposes of determining the Distribution and Servicing Fee, the Fund’s NAV will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Because the Distribution and Servicing Fee will be paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable.

Class I Shares are not subject to a Distribution and Servicing Fee and do not bear any expenses associated therewith.

Purchasing Shares

The following section provides basic information about how to purchase Shares of the Fund. The Distributor acts as the distributor of the Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Shares will be continuously offered through the Distributor. Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediaries’ procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

General Purchase Terms

The minimum initial investment in the Fund by any investor will be $10,000 with respect to Class S and Class D Shares, and $250,000 with respect to Class I Shares. The minimum additional investment in the Fund will be $10,000, except for additional purchases pursuant to the DRIP. The Fund, in its sole discretion, may accept investments below these minimums, including from Fund officers, Trustees and employees of the Adviser or its affiliates and vehicles controlled by such employees. The purchase price of the Shares is based on the NAV as of the date such Shares are purchased.

In addition, the Fund may, in the discretion of the Adviser, aggregate the accounts of clients of registered investment advisers, broker dealers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts, including across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class, so long as denominations are not less than $10,000 and incremental contributions are not less than $10,000. The aggregation of client accounts may be based on consideration of various factors, including the registered investment adviser or other financial intermediaries’ overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.

The minimum initial and additional investments may be reduced by the Fund in its discretion for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser, the investor’s holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by the Fund in its discretion for clients of certain registered investment advisers, broker dealers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediaries’ overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.

Shares generally will be offered for purchase as of the first business day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. For purposes of this Prospectus, a “business day” is any day the New York Stock Exchange is open for business. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. A prospective investor who misses the acceptance date will have the acceptance of its investment in the Fund delayed until the following month. Such prospective investors may revoke their delayed subscription up until three (3) business days prior to the next month’s acceptance date. Any cleared funds received from such prospective investors will be held in a non-interest bearing account with Ultimus Fund Solutions LLC, in its capacity as the Fund’s transfer agent, pending acceptance by the Fund or revocation by the prospective investors. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in United States dollars.

Each initial or subsequent purchase of Shares will be payable in one installment which generally will be due five (5) business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the first day of each calendar month, where funds are remitted by wire transfer.

A prospective investor is required to review, complete, and execute a subscription document. The subscription document is designed to provide the Fund with important information about the prospective investor. A prospective investor must submit a completed subscription document at least five (5) business days before the acceptance date. The Fund reserves the right, in its sole discretion, to accept or reject (in whole or in part) any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any sales load, fees or expenses. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, a prospective investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed subscription document are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and subscription document for processing in the next offering.

Pending any closing, funds received from prospective investors will be placed in an account with the transfer agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor.

Prospective investors whose subscriptions to purchase Shares are accepted by the Fund will become Shareholders by being admitted as Shareholders. An existing Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement by five (5) business days prior to the acceptance date and funding such amount by the deadline.

Share Class Considerations

When selecting a Share class, you should consider the following:

●	which Share classes are available to you;

●	how much you intend to invest;

●	how long you expect to own the Shares; and

●	total costs and expenses associated with a particular Share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide if Shares of the Fund are best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may vary the actual sales load charged, if applicable, as well as impose additional fees and charges on each class of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

If you are eligible to purchase all three classes of Shares, then you should consider that Class I Shares have no upfront sales charges and are not charged a Distribution and Servicing Fee. Such expenses are applicable to Class S and Class D Shares and will reduce the NAV or distributions of the other Share classes. If you are eligible to purchase Class S and Class D Shares but not Class I Shares, then you should consider that Class D Shares will be charged a lower Distribution and Servicing Fee. Investors should also inquire with their broker dealer or financial representative about what additional fees may be charged with respect to the Share class under consideration or with respect to the type of account in which the Shares will be held.

Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to Class S and Class D Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class S Shares

Unless eligible for a sales load waiver, investors purchasing Class S Shares will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each Shareholder may be up to 3.50%. The sales load for Class S Shares will be deducted out of the Shareholder’s purchase amount, and will not constitute part of Shareholder’s capital contribution to the Fund or part of the assets of the Fund. Investors may be able to buy Class S Shares without a sales load, if applicable (i.e., “load-waived”), when they are: (i) reinvesting distributions; (ii) a current or former Trustee of the Fund; or (iii) purchasing Class S Shares through a financial intermediary that has a special arrangement with the Fund. It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of subscription. Notice should be provided to the financial intermediary through whom the subscription is made so it can notify the Fund.

Class S Shares will be subject to a Distribution and Servicing Fee at an annual rate of up to 0.85% of the net assets of the Fund attributable to Class S Shares.

Class S Shares are available to any eligible investor.

Class D Shares

Unless eligible for a sales load waiver, investors purchasing Class D Shares will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each Shareholder may be up to 3.50%. The sales load for Class D Shares will be deducted out of the Shareholder’s purchase amount, and will not constitute part of Shareholder’s capital contribution to the Fund or part of the assets of the Fund. Investors may be able to buy Class D Shares without a sales load, if applicable (i.e., “load-waived”), when they are: (i) reinvesting distributions; (ii) a current or former Trustee of the Fund; or (iii) purchasing Class D Shares through a financial intermediary that has a special arrangement with the Fund. It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of subscription. Notice should be provided to the financial intermediary through whom the subscription is made so it can notify the Fund.

Class D Shares will be subject to a Distribution and Servicing Fee at an annual rate of up to 0.25% of the net assets of the Fund attributable to Class D Shares.

Class D Shares are generally available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (ii) through participating broker dealers that have alternative fee arrangements with their clients to provide access to Class D Shares, (iii) through investment advisers that are registered under the Advisers Act or applicable state law and direct clients to trade with a broker dealer that offers Class D Shares and (iv) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers.

Class I Shares

Class I Shares are sold at the prevailing NAV per Class I Share and are not subject to any upfront sales charge. Class I Shares are not subject to a Distribution and Servicing Fee.

Class I Shares are available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (ii) by institutional accounts as defined by FINRA Rule 4512(c), (iii) through bank-sponsored collective trusts and bank-sponsored common trusts, (iv) by retirement plans (including a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company), foundations or endowments, (v) through certain financial intermediaries that are not otherwise registered with or as a broker dealer and that direct clients to trade with a broker dealer that offers Class I Shares, (vi) through investment advisers registered under the Advisers Act or applicable state law that are also registered with or as a broker dealer, whose broker dealer does not receive any compensation from the Fund or from the Distributor, (vii) by the Fund’s officers and Trustees and their immediate family members, as well as officers and employees of Fortress, the Adviser or other affiliates and their immediate family members, (viii) by participating broker dealers and their affiliates, including their officers, directors, employees, and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130, and (ix) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Shares of the Fund you may be eligible to purchase.

Exchange of Shares Between Classes

A Shareholder may exchange Shares for another Share class of the Fund, provided such Shareholder meets the eligibility requirements for the Share class it is exchanging into. All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Share class.

Closed-End Fund Structure; No Right of Redemption

The Fund is a non-diversified, closed-end management investment company. Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No Shareholder has the right to require the Fund to redeem his, her or its Shares. No public market for the Shares exists, and none is expected to develop in the future. As a result, Shareholders may not be able to liquidate their investment other than through repurchases of Shares by the Fund, as described below. Accordingly, Shareholders should consider that they may not have access to the funds they invested in the Fund for an indefinite period of time.

Transfer Restrictions

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Fund (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of Shares must also be accompanied by appropriate evidence of assignment, transfer, succession or authority to transfer accompanied by any certificate or certificates representing such Shares previously issued to the transferor. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Fund, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

Repurchase of Shares

At the sole discretion of the Board, the Fund may from time to time provide Shareholders with a limited degree of liquidity by offering to repurchase Shares pursuant to written tenders by Shareholders. Repurchase offers, if any, will be made to all holders of Shares.

At the discretion of the Board and beginning no later than 12 months following the date of the 1940 Act Registration, the Fund intends to commence a share repurchase program in which it intends to offer to repurchase up to 5% of its Shares outstanding (either by number of Shares or aggregate NAV) in each quarter. The Board may amend, suspend or terminate the share repurchase program if it deems such action to be in the Fund’s best interest and the best interest of its Shareholders. As a result, Share repurchases may not be available each quarter, or at all. The Fund currently intends to conduct any such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the 1934 Act and the 1940 Act, with the terms of such tender offer published in a tender offer statement to be sent to all Shareholders and filed with the SEC on Schedule TO. All Shareholders will be given at least 20 business days to elect to participate in such share repurchases.

Under the Fund’s share repurchase program, to the extent the Fund offers to repurchase Shares in any particular quarter, the Fund expects to repurchase Shares pursuant to tender offers using a purchase price equal to the NAV per Share as of the last calendar day of the applicable month designated by the Board, except that the Fund expects to deduct 2.00% from such NAV for Shares that have not been outstanding for at least one year other than Shares issued pursuant to the DRIP. This is referred to as the “Early Repurchase Deduction”. The one-year holding period is measured as of the subscription closing date immediately following the repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining Shareholders.

Shareholders may tender all of the Shares that they own. There is no repurchase priority for a Shareholder under the circumstances of death or disability of such Shareholder.

In the event the amount of Shares tendered exceeds the repurchase offer amount, Shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. The Fund will have no obligation to repurchase Shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent the Fund from accommodating all repurchase requests made in any quarter. The Fund’s share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.

There is no assurance that the Board will exercise its discretion to offer to repurchase Shares or that there will be sufficient funds available to accommodate all of the Shareholders’ requests for repurchase. As a result, the Fund may repurchase less than the full amount of Shares that you request to have repurchased. If the Fund does not repurchase the full amount of your Shares that you have requested to be repurchased, or the Fund determines not to make repurchases of the Shares, Shareholders will likely not be able to dispose of their Shares, even if the Fund under-performs. Any periodic repurchase offers will be subject in part to the Fund’s available cash and compliance with the RIC qualification and diversification rules and the 1940 Act.

Repurchase of Shares Process

The following is a summary of the process expected to be employed by the Fund in connection with the repurchase of Shares. Additional information with respect to such process will be included in the materials provided by the Fund to Shareholders in connection with each repurchase offer. If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information that Shareholders should consider in deciding whether and how to participate in such repurchase opportunity.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Shareholders. When the Board determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of that particular offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. The Fund’s repurchase offers will generally use the NAV on or around the last calendar day of a month designated by the Board during the applicable quarter, which will not be available until after the expiration of the applicable tender offer, so you will not know the exact price of Shares in the tender offer when you make your decision whether to tender your Shares.

Repurchases of Shares from Shareholders by the Fund will be paid in full in cash no later than five business days after the expiration of the repurchase deadline. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline.

For cash management and other purposes and in order to provide liquidity for share repurchases, the Fund currently anticipates maintaining a smaller allocation to broadly syndicated loans and other more liquid credit investments. The Fund expects that the instruments underlying its liquid credit investments will primarily be the same as the instruments underlying the Fund’s directly originated loans (including loans, notes, bonds and other corporate debt securities). The Fund may fund repurchase requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and the Fund has no limits on the amounts it may pay from such sources. Should making repurchase offers, in the Fund’s judgment, place an undue burden on the Fund’s liquidity, adversely affect the Fund’s operations or risk having an adverse impact on the Fund as a whole, or should the Fund otherwise determine that investing the Fund’s liquid assets in self-originated loans or other illiquid investments rather than repurchasing the Shares is in the best interests of the Fund and its Shareholders as a whole, then the Fund may choose to offer to repurchase fewer Shares than described above, or none at all.

Each Shareholder whose Shares have been accepted for repurchase will continue to be a Shareholder of the Fund until the Repurchase Date (and thereafter if the Shareholder retains Shares following such repurchase) and may exercise its voting rights with respect to the repurchased Shares until the Repurchase Date. Moreover, the account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Shareholder’s account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

Payments in cash for repurchased Shares may require the Fund to liquidate certain fund investments earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares. The Fund also may need to maintain higher levels of cash or borrow money to pay repurchase requests in cash. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its NAV, and other unusual circumstances.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the Shareholder’s Shares. To the extent a Shareholder seeks to tender all of the Shares they own, and the Fund repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of Shares of less than $10,000 following such Share repurchase.

Repurchase of Shares held by the Adviser or any of its affiliates will be on the same terms and with the same limitations as those applicable to Shareholders under the share repurchase program described herein.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

In the future, the Board may determine that it is in the best interests of the Fund to adopt a fundamental policy to operate as an “interval fund” in reliance on Rule 23c-3. Adopting such a policy would require the Fund to make quarterly repurchase offers of between 5% and 25% of Shares, as approved by the Board, and subject the Fund to the conditions of Rule 23c-3. Should the Fund elect to rely on Rule 23c-3, it will (i) maintain investment objective, strategies and investment policies, guidelines and restrictions that are materially equivalent to those currently being used by the Fund and (ii) notify Shareholders in advance.

Distributions

The Fund intends to declare income distributions and distribute them to Shareholders monthly in aggregate amounts representing substantially all of the Fund’s net investment income, if any, earned during the year. Any long-term and short-term capital gains will be paid out as permitted by the 1940 Act or any exemptive relief provided by the SEC. The distribution rate that the Fund pays on its Shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund (including interest expenses on any reverse repurchase agreements, dollar rolls and borrowings and dividends payable on any preferred shares issued by the Fund). As portfolio and market conditions change, the rate of distributions on the Shares and the Fund’s distribution policy could change. For a discussion of factors that may cause the Fund’s income and capital gains (and therefore its distributions) to vary, see “Risks.”

In addition, the Fund intends to elect to be treated as, and intends to qualify annually thereafter as, a RIC under the Code and intends to distribute at least 90% of its annual net taxable income to its Shareholders. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.

The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in structured and/or securitized products or vehicles and/or direct investments and expense reimbursements from the Adviser. The Fund does not intend to establish limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV Form 1042-S, or any or successor form thereto, as applicable, identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from the offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Material U.S. Federal Income Tax Considerations” for more information. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

Shareholders will automatically have all distributions reinvested in Shares of the Fund issued by the Fund in accordance with the DRIP unless an election is made to receive cash. See “Distribution Reinvestment Plan.”

Distribution Reinvestment Plan

The Fund intends to make monthly distributions to its Shareholders. The timing and amount of distributions, if any, will ultimately be authorized by the Board in its sole discretion. Any distributions to Shareholders will be declared out of assets legally available for distribution. To the extent the Fund’s taxable earnings fall below the total amount of its distributions for any given fiscal year, a portion of those distributions may be deemed to be a return of capital to Shareholders for U.S. federal income tax purposes. Information returns will generally be filed with the IRS in connection with payments on the Shares and the proceeds from a sale or other disposition of the Shares.

The Fund has adopted a DRIP that will provide for reinvestment of dividends and other distributions on behalf of Shareholders, unless a Shareholder elects to receive cash distributions. As a result, if the Board authorizes, and the Fund declares, a cash dividend or other distribution, then the Shareholders who have not “opted out” of the DRIP will have their cash distribution automatically reinvested in additional Shares of the applicable class, rather than receiving the cash distribution. A Shareholder who does not wish to have dividends and other distributions automatically reinvested may terminate participation in the plan at any time by written instructions to that effect to Ultimus Fund Solutions LLC and, thereafter, will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by Ultimus Fund Solutions LLC no later than three (3) days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP.

No action will be required on the part of registered Shareholders to have their cash dividend or other distribution reinvested in Shares. A registered Shareholder may elect to receive an entire distribution in cash by notifying the Fund or the plan administrator, who acts as the Fund’s transfer agent, in writing so that such notice is received by the plan administrator no later than the record date for distributions to Shareholders. Those Shareholders whose Shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

The Fund will use newly-issued Shares of the attributable class to implement the DRIP, with such Shares to be issued at NAV. The number of Shares to be issued to a Shareholder will be determined by dividing the total dollar amount of the distribution payable to such Shareholder by the then-current NAV per share of the attributable class (subject to adjustment to the extent required by Section 23 of the 1940 Act). The number of Shares to be outstanding after giving effect to payment of a distribution cannot be established until the value per share at which additional Shares will be issued has been determined and the elections of Shareholders have been tabulated. There will be no brokerage or other charges to Shareholders who participate in the plan. The DRIP administrator’s fees under the plan will be paid by the Fund.

Shareholders who receive dividends and other distributions in the form of Shares are generally subject to the same U.S. federal, state and local tax consequences as Shareholders who elect to receive their distributions in cash. Since a participating Shareholder’s cash distributions will be reinvested, however, such Shareholder will not receive cash with which to pay any applicable taxes on reinvested distributions. A Shareholder’s basis for determining gain or loss upon the sale of Shares received in a dividend or other distribution from the Fund will generally be equal to the total dollar amount of the distribution payable to the Shareholder. Any Shares received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

Neither the plan’s administrator nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

Participants may terminate their accounts under the plan by notifying the Fund or the plan administrator. The plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or other distribution by the Fund. The Fund will reserve the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund will reserve the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to the plan administrator, Ultimus Fund Solutions LLC at [●]. Certain transactions can be performed by calling the toll free number [●].

Description of Shares

The Fund currently has a single class of Shares designated as Class I Shares. Following the issuance of the Multi-Class Exemptive Order, the Fund intends to offer three separate classes of Shares, designated as Class S, Class D and Class I Shares, and the Fund may offer additional classes of Shares in the future. Each class of Shares will be subject to certain different fees and expenses. Class S and Class D Shares will not be offered to investors until the Fund has received the Multi-Class Exemptive Order.

An investment in any Share class of the Fund represents an investment in the same assets of the Fund; however, the minimum investment amounts, sales loads, if applicable, and ongoing fees and expenses for each Share class are expected to be different. The estimated fees and expenses for each class of Shares are set forth in “Summary of Fees and Expenses”, and additional information is set forth in “Purchasing Shares”.

Shares of each class of the Fund will represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class will have a different designation; (b) each class will bear any class-specific expenses; and (c) each class will have separate voting rights on any matter submitted to Shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to Shareholders that relates solely to that class.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then-current NAV, exclusive of any sales load, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Shareholders.

The following table shows the amounts of Shares that have been authorized and outstanding as of [●], 2026:

Share Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding
Class I Shares	Unlimited	[●]	[●]

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

Certain Provisions in the Declaration of Trust

An investor in the Fund will be a Shareholder of the Fund and its rights in the Fund will be established and governed by the Declaration of Trust. A prospective investor and its advisors should carefully review the Declaration of Trust, as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of material terms of the Declaration of Trust that should be carefully evaluated before making an investment in the Fund. Reference should be made to the complete text of the Declaration of Trust.

Shareholders

Persons who purchase Shares will be Shareholders of the Fund. The Adviser may invest in the Fund as a Shareholder.

Under Delaware law each Shareholder shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware. The Board may reduce any amount payable by the Fund to a Shareholder in respect of a redemption of Shares, in accordance with the Declaration of Trust in certain circumstances.

Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote on all matters submitted to a vote of Shareholders, including the election of Trustees.

Applicability of the 1940 Act and Form N-2

The Declaration of Trust is not intended to and does not set forth the substantive provisions contained in the 1940 Act or Form N-2, which affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges and obligations of the Shareholders. Each provision of the Declaration of Trust will be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and Form N-2.

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. A Trustee may be removed from office (i) with or without cause only by the affirmative vote of two-thirds of the remaining Trustees (provided that the aggregate number of Trustees after such removal shall not be less than two) or (ii) if two-thirds of the outstanding Shares of the Fund have declared that such Trustee shall be removed from office by votes cast in person or by proxy at a meeting called for such purpose. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation.

Limitation of Liability; Indemnification

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund shall be liable to the Fund or to any Shareholder, Trustee, officer, employee or agent of the Fund, including for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance (within the meaning of Section 17(h) of the 1940 Act), gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Shareholder for contributions by the Shareholder to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.

Derivative Actions and Exclusive Jurisdiction

The Declaration of Trust provides that, in addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a Shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) the Shareholder makes a pre-suit demand upon the Trustees to bring the subject action (unless an effort to cause the Trustees to bring such an action is not likely to succeed as determined under the terms of the Declaration of Trust); (b) unless a demand is not required under (a) hereof, Shareholders eligible to bring such derivative action who collectively hold Shares representing ten percent (10%) or more of all Shares issued and outstanding or of the series or classes thereof to which such action relates if it does not relate to all series and classes, shall join in the request for the Trustees to commence such action (the “10% Threshold”); and (c) unless a demand is not required under (a) hereof, the Trustees are afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Trustees determine not to bring such action (the “Shareholder Undertaking”). The provisions of the Declaration of Trust regarding the 10% Threshold and the Shareholder Undertaking do not apply to claims arising under the federal securities laws.

Under the Declaration of Trust, actions by Shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a Shareholder to bring a suit but does not apply to claims arising under the federal securities laws.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under the 1940 Act, in which case a vote of a Majority of the Outstanding Shares would be required.

Term, Dissolution, and Liquidation

Unless dissolved and terminated as provided in the Declaration of Trust, the Fund shall continue without limitation of time. The Fund shall be dissolved and terminated: (i) upon the affirmative vote to dissolve the Fund by at least a majority of the Trustees of the Board; or (ii) as required by operation of law.

Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more Trustees of the Board or the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Upon the dissolution of the Fund the Board shall cause the Fund to liquidate and wind-up in a manner consistent with Section 3808 of the Delaware Statutory Trust Statute (which requires the Fund to pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured claims and obligations), including the distribution to the Shareholders of any assets of the Fund.

The Board may, if determined to be in the best interests of the Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in additional expenses to the Shareholders.

Material U.S. Federal Income Tax Considerations

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund, to its qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to the acquisition, ownership, and disposition of Shares.

This discussion does not purport to be a complete description of the tax considerations applicable to the Fund or its Shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, Shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, Shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, a person that holds Shares as part of a straddle or a hedging or conversion transaction, real estate investment trusts, RICs, U.S. persons with a functional currency other than the U.S. dollar, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations (“CFCs”), and passive foreign investment companies (“PFICs”). This discussion does not discuss any aspects of U.S. estate or gift tax, state or local tax or non-U.S. tax nor does it discuss the special treatment under U.S. federal income tax laws that could result if the Fund invests in tax-exempt securities or certain other investment assets or realizes such income through investments in entities that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes. This discussion is limited to Shareholders that hold Shares as capital assets (within the meaning of the Code), and does not address owners of a Shareholder. This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this Prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought, and will not seek any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of Shares that is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of Shares that is not a U.S. Shareholder or a partnership for U.S. tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Prospective beneficial owners of Shares that are partnerships or partners in such partnerships are urged to consult their tax advisors with respect to the purchase, ownership and disposition of Shares.

Tax matters are complicated and the tax consequences to a Shareholder of an investment in Shares will depend on the facts of such Shareholder’s particular situation. Shareholders are strongly encouraged to consult their tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of Shares, as well as the effect of state, local and non-U.S. tax laws, and the effect of any possible changes in tax laws.

Election to be Taxed as a Regulated Investment Company

The Fund intends to elect to be treated as a RIC under the Code and intends to qualify as a RIC in each taxable year after that. The Fund has made or intends to make a timely election to be classified as an association taxable as a corporation, effective as of the date of the 1940 Act Registration, for U.S. federal income tax purposes so that it can make a valid RIC election. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its Shareholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) to Shareholders generally will be taxable to Shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to Shareholders. The Fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”). The following discussion assumes that the Fund qualifies as a RIC.

The Fund’s qualification and taxation as a RIC depends upon its ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

Qualification and Taxation as a Regulated Investment Company

If the Fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its Shareholders.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect or so elects) and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from the portfolio issuers of, or entities treated as partnerships underlying, certain of its, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax, thereon. In either event described in the preceding two sentences, the Fund will only pay the excise tax on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

●	Elect to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;

●	derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities, or foreign currencies (including certain deemed inclusions) derived with respect to the Fund’s business of investing in such stock, securities, foreign currencies or other income, or (b) net income derived from an interest in a “qualified publicly traded partnership” (collectively, the “90% Gross Income Test”); and

●	diversify its holdings so that at the end of each quarter of the taxable year:

○	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of that issuer; and

○	no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more qualified publicly traded partnerships (collectively, the “Diversification Tests”).

The Fund has an opt-out DRIP. The tax consequences to Shareholders participating in the DRIP are discussed in  “Taxation of U.S. Shareholders” below.

The Fund may have investments, either directly or through entities treated as partnerships or disregarded entities, that require income to be included in investment company taxable income in a year prior to the year in which the Fund (or such entities) actually receives a corresponding amount of cash in respect of such income. For example, if the Fund holds, directly or through entities treated as partnerships or disregarded entities, preferred or other corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or through entities treated as partnerships or disregarded entities, debt obligations that are treated under applicable U.S. federal income tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. Further, the Fund may elect to amortize market discount with respect to debt securities acquired in the secondary market and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit the Fund’s ability to deduct interest expenses for tax purposes. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated to it by entities treated as partnerships.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Shareholders. In addition, expenses may be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to its Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.

If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a “C” corporation, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund’s best interest.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through investments in entities that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a subsidiary that is treated as a corporation for U.S. federal income tax purposes. In such a case, any income from such investments is generally not expected to adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income generally would be subject to U.S. corporate federal income tax (and possibly state and local taxes), which the Fund would indirectly bear through its ownership of such subsidiary.

Certain fees the Fund may earn, such as structuring, origination, commitment, amendment, consent, agency or arranger fees, and income from workouts or from equity in operating partnerships, may not be qualifying income for purposes of the 90% Gross Income Test. In order to manage the risk that such income and fees might disqualify the Fund as a RIC for a failure to satisfy the 90% Income Test, the Fund may earn such income through entities taxed as U.S. corporations. Although the Fund expects that recognizing such income through such corporations will assist the Fund in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and the Fund were otherwise unable to mitigate this effect, it could result in the Fund’s disqualification as a RIC. If, as the Fund expects, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the Fund’s return on such income and fees.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a Regulated Investment Company

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be subject to corporate-level tax on any net built-in gain recognized during the succeeding five-year period, unless it elects to recognize such gain immediately upon requalification.

If the Fund were to fail to meet the income, diversification, or distribution tests described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year.

The Fund’s Investments - General

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause it to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include both the direct investments, activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any portfolio investment (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes).

A borrower or issuer of a Fund investment may face financial difficulties that require the Fund to work-out, modify or otherwise restructure its investment in that borrower or issuer. Any such transaction could, depending upon the specific terms of the transaction, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

Securities and other Financial Assets

Gain or loss recognized by the Fund from securities and other financial assets acquired by it, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security or other financial asset.

Non-U.S. Investments, including PFICs and CFCs

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements. See “Material U.S. Federal Income Tax Considerations — Qualification and Taxation as a Regulated Investment Company.”

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC (as discussed above). In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.

Non-U.S. Currency

The Fund’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pay such expenses or liabilities may be treated as ordinary income or loss by the Fund. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Hedging and Derivative Transactions

In connection with its primary investment strategies, the Fund may choose to enter into certain hedging and derivative transactions, including through the use of certain options, futures contracts, forward contracts (including forward currency contracts), straddles and foreign currencies. Such transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Shareholders.

Taxation of U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Shares beneficially owned by U.S. Shareholders (as defined above). If you are not a U.S. Shareholder this section does not apply to you. Whether an investment in the Fund is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund by a U.S. Shareholder may have adverse tax consequences. U.S. Shareholders are urged to consult their tax advisors about the U.S. tax consequences of investing in the Fund.

The Fund intends to declare and pay distributions monthly and to distribute net realized capital gains, if any, at least annually, in each case in a manner consistent with the provisions of the 1940 Act and the Code.

Distributions on, and Sale or Other Disposition of, the Fund’s Shares

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions the Fund pays to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally are taxable to U.S. Shareholders at the preferential rates applicable to long-term capital gains. Distributions of the Fund’s net capital gains (which generally are the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. Shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such U.S. Shareholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

The Fund generally expects to make distributions in cash but retains the discretionary ability to make distributions of in-kind of securities. Shareholders are urged to consult their tax advisors as to the possibility of the Fund distributing securities in-kind, as well as the specific tax consequences of owning and disposing any securities actually distributed in-kind by the Fund.

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay U.S. federal corporate income tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder’s cost basis for its Shares. The amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of sixty (60) days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

A portion of the Fund’s ordinary income dividends paid to corporate U.S. Shareholders may, if the distributions consist of qualifying distributions received by the Fund and certain other conditions are met, qualify for the 50% dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. The Fund expects only a small portion of the Fund’s dividends to qualify for this deduction. A corporate U.S. Shareholder may be required to reduce its basis in its Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. Shareholders are urged to consult their tax advisors in determining the application of these rules in their particular circumstances.

U.S. Shareholders who have not “opted-out” of the DRIP will have their cash dividends and distributions automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

The Fund expects to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to the DRIP, the Fund may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares are substituted, and the Fund’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a “deemed dividend.” In this case, the Fund may report the retained amount as undistributed capital gains to its U.S. Shareholders, who will be treated as if each U.S. Shareholder received a distribution of its pro rata share of this gain, with the result that each U.S. Shareholder will (i) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, the Fund must provide written notice to its Shareholders prior to the expiration of sixty (60) days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Shareholders on December 31 of the year in which the dividend was declared.

If a U.S. Shareholder receives Shares in the Fund shortly before the record date of a distribution, the value of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder redeems, sells or otherwise disposes of its Shares in the Fund. The amount of gain or loss will be measured by the difference between a U.S. Shareholder’s adjusted tax basis in the Shares sold, redeemed or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within thirty (30) days before or after the disposition. In such case, any disallowed loss is generally added to the U.S. Shareholder’s adjusted tax basis of the acquired Shares.

In general, U.S. Shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same maximum rate. A non-corporate U.S. Shareholder with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

As soon as practicable after the end of each calendar year, the Fund will furnish to each U.S. Shareholder an annual Form 1099-DIV. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Distributions by the Fund out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although under relevant U.S. Treasury regulations, qualified REIT dividends earned by the Fund may qualify for the Section 199A deduction. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. Shareholder’s particular situation.

Legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. U.S. Shareholders are urged to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Income from Repurchases of Shares

In General. A U.S. Shareholder who participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. Shareholder’s realized income and gain (if any) would be calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally would be allowed to recognize a taxable loss (if the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased).

Sale or Exchange Treatment. In general, the tender and repurchase of Shares should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

●	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares in the Fund;

●	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

●	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders are urged to consult their tax advisors regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns none of the Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any of the Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution are urged to consult their tax advisors.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Shareholders. However, if a U.S. Shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a 61-day period beginning thirty (30) days before and ending thirty (30) days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

Distribution Treatment. If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares.

Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. Shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend. This reduced rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. Shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. Shareholder’s Shares is treated as the receipt by the U.S. Shareholder of a dividend, the U.S. Shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the U.S. Shareholder.

To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. Shareholder, (i) it may be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it may be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. Shareholders are urged to consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares of the Fund of at least $2 million for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year, such Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders are urged to consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Net Investment Income Tax

An additional 3.8% surtax applies to the net investment income of non-corporate U.S. Shareholders (other than certain trusts) on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Information Reporting and Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable by U.S. Shareholders (a) who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the Fund that such U.S. Shareholder is subject to backup withholding. Certain U.S. Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the U.S. Shareholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a U.S. Shareholder to furnish a certified taxpayer identification number to the Fund could subject the U.S. Shareholder to a penalty imposed by the IRS.

FATCA generally requires that the Fund obtains information sufficient to identify the status of each Shareholder under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a Shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that Shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends the Fund pays. If a payment is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign Shareholders.

Taxation of Tax-Exempt Investors

Under current law, the Fund generally serves to prevent the attribution to Shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders (including, among others, IRAs, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Taxation of Non-U.S. Shareholders

The following discussion only applies to certain Non-U.S. Shareholders. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. Shareholders should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Distributions of “investment company taxable income” to Non-U.S. Shareholders (other than U.S.-source interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally will be free of withholding as discussed in the following paragraph) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. In addition, if such Non-U.S. Shareholder is a foreign corporation, such Non-U.S. Shareholder may also be subject to a branch profits tax at a rate of 30% (or lower treaty rate, if applicable) on its effectively connected earnings and profits for the taxable year, subject to certain adjustments. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors. Non-U.S. Shareholders are urged to consult their tax advisors with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of non-U.S. taxes.

Unless a Non-U.S. Shareholder opts out of the DRIP, the Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional Shares of the Fund, rather than receiving cash dividends and distributions. Only the net after-tax amount will be reinvested in Shares of the Fund and the Non-U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the reinvestment equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Shareholder’s account.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In certain circumstances, it may not be possible to determine whether withholding is required on a particular distribution at the time the distribution is made, in which case the Fund may withhold from the distribution, and the Non-U.S. Shareholder may be required to file a U.S. federal income tax return in order to obtain a refund of any excess withholding, and the amount of any withholding will not be treated as reinvested. Also, in the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their tax advisors and intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States,) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for one hundred eighty-three (183) days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. Shareholders, distributions (both cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN, IRS Form W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to FATCA, payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds, and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. Each Non-U.S. Shareholder should consult its tax advisor regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

Other Taxation

Shareholders may be subject to state, local and non-U.S. taxes on their distributions from the Shares. Shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Shares.

All shareholders are urged to consult their tax advisors with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in the shares.

Custodian

State Street Bank and Trust Company serves as the Custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The principal business address of the Custodian is One Congress Street, Suite 1, Boston, MA 02114.

Administration and Accounting Services

The Fund has entered into the Administration Agreement, pursuant to which the Adviser, in its capacity as Administrator, is responsible for generally performing, or arranges for its affiliates to perform, the administrative services of the Fund.

Under the terms of the Administration Agreement, the Administrator will perform (or oversee, or arranges for, the performance of) administrative services, which include providing office facilities, equipment, clerical, accounting, bookkeeping and record keeping services; conducting relations with sub-administrators, custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable; making reports to the Board of its performance of services; and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable; maintaining financial, accounting and other records of the Fund; preparing reports to Shareholders and reports and other materials filed with the SEC or any other regulatory authority; managing the payment of expenses; assisting the Fund in determining and publishing (as necessary or appropriate) the Fund’s NAV; providing assistance in accounting, legal, compliance, operations, asset management, technology and investor relations; overseeing the preparation and filing of the Fund’s tax returns and the performance of administrative and professional services rendered by others, which could include employees of the Adviser or its affiliates. the Fund will reimburse the Administrator (and/or one or more of its affiliates) for services performed for the Fund pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate certain of its obligations under the Administration Agreement to an affiliate and/or to a third party and the Fund will reimburse the Administrator (or relevant affiliate(s)) for any services performed for the Fund by such affiliate or third party. To the extent that the Administrator outsources any of its functions the Fund will pay the fees associated with such functions on a direct basis without profit to the Administrator.

The Administrator’s principal business address is 1345 Avenue of the Americas, New York, NY 10105.

The Administrator may provide such administrative services directly or engage one or more third-party administrators to provide such administrative services to the Fund on its behalf. The Administrator has entered into agreements with [●] (in such capacity, the “Sub-Administrator”) to assist in the provision of administrative and accounting services. The Sub-Administrator receives compensation for its provision of administrative and accounting services under the sub-administration agreement. The compensation is paid directly or indirectly by the Fund. The principal business address of the Sub-Administrator is [●].

Transfer Agent and Dividend Paying Agent

Ultimus Fund Solutions LLC serves as the Fund’s transfer agent and dividend paying agent. The principal business address of the transfer agent and dividend paying agent is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Fiscal Year; Reports to Shareholders

The Fund’s fiscal year is the 12-month period ending on December 31. The Fund’s taxable year is the 12-month period ending on December 31.

The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within sixty (60) days after the close of the reporting period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders will also receive quarterly commentary regarding the Fund’s operations and investments.

As soon as practicable after the end of each calendar year, the Fund will furnish to each Shareholder an annual IRS Form 1099-DIV or Form 1042-S, as applicable.

Independent Registered Public Accounting Firm

[●] serves as the independent registered public accounting firm of the Fund. Its principal business address is [●].

Legal Counsel

Kirkland & Ellis LLP, 601 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Fund. No attorney-client relationship exists, however, between Kirkland & Ellis LLP and any other person solely by reason of such other person investing in the Fund.

Fortress Multi-Asset Credit Fund

PROSPECTUS

Class S Shares
Class D Shares
Class I Shares

Prospectus

[●], 2026

All dealers that effect transactions in these Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
SUBJECT TO COMPLETION, DATED NOVEMBER 2, 2026

Fortress MultI-Asset Credit Fund

STATEMENT OF ADDITIONAL INFORMATION

Class S Shares
Class D Shares
Class I Shares

[●], 2026

Fortress Multi-Asset Credit Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company, which prior to registering under the 1940 Act, operated as a private fund in reliance on an exemption from the definition of “investment company” under Section 3(c)(7) or Section 3(c)(1) of the 1940 Act. FMAC Management LLC serves as the Fund’s investment adviser (the “Adviser”) and is responsible for making investment decisions for the Fund’s portfolio. This Statement of Additional Information (“SAI”) relating to the Fund’s common shares of beneficial interest (the “Shares”) does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto, dated [●], 2026. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus may be obtained without charge by calling [●], by writing to the Fund at 1345 Avenue of the Americas, New York, New York 10105, or by visiting [●].com. You may also obtain a copy of the Prospectus on the SEC’s website at www.sec.gov.

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

Additional Investment Policies

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. The following disclosure supplements the disclosure set forth in “Investment Program” and “Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters discussed. Prospective investors also should refer to “Investment Program” and “Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Fundamental Policies

The Fund is subject to fundamental and non-fundamental investment restrictions and policies. A fundamental restriction or policy affecting the Fund may not be changed without the vote of “a majority of the outstanding voting securities” of the Fund. Under the 1940 Act, “a majority of the outstanding voting securities” of a fund means the lesser of (a) 67% or more of the voting securities present at a meeting of Shareholders, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund. Non-fundamental restrictions and policies may be changed by the Fund’s Board, upon prior notice to Shareholders, without Shareholder approval.

The Fund’s fundamental investment policies are as follows:

1.	The Fund may not borrow money or issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.	The Fund may not underwrite securities of other issuers, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.	The Fund may not invest more than 25% of the value of its total assets, taken at market value, in the securities of companies or entities engaged in any one industry, or group of industries. This limitation does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.

4.	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.	The Fund will not purchase, hold or deal in real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments (including interests in portfolio securities).

6.	The Fund may not make loans except (a) through the purchase of debt securities or other debt instruments, the purchase of syndicated loans or an interest in syndicated loans or the origination of loans in accordance with its investment objective and policies or (b) to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. The Fund will not be deemed to be making a loan to the extent that the Fund makes investments in debt instruments or enters into repurchase agreements in a manner consistent with its stated investment policies.

The following notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without Shareholder approval.

With respect to the fundamental policy relating to borrowing money and issuing senior securities set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings that are indebtedness. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4 under the 1940 Act. “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

1

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. While the Fund considers holdings of pooled investment vehicles in which it invests for purposes of determining compliance with the Fund’s concentration policy, the Fund does not consider pooled investment vehicles to be an industry or group of industries, and will consider them to be issuers in a particular industry or group of industries to the extent a pooled vehicle’s investment strategy is explicitly focused on a specific industry or group of industries. It is possible that interpretations of concentration could change in the future. With respect to industry classifications, the Fund currently utilizes the classifications of any one or more third party sources and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.

For purposes of applying the terms of the foregoing investment restrictions, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which the Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Adviser will use its best efforts to assign each issuer to the category which it believes is most appropriate. The Fund also analyzes asset-backed securities to determine the particular industry categories that apply to those securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market.

2

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from engaging in securities lending of more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements (a repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans). The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will not be interpreted to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

The fundamental investment policies set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act, and are written and will be interpreted broadly. These policies are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these restrictions change, and no vote of Shareholders, as applicable, will be required or sought.

Unless otherwise indicated, all limitations under the Fund’s investment policies apply only at the time that a transaction is undertaken. Any later change in percentage resulting from any cause other than actions by the Fund, including from market fluctuations or other changes in the Fund’s total assets, such as changes resulting from one of the Fund’s repurchase offers, will not be considered a violation and will not require the Fund to dispose of an investment unless and until the Adviser determines that such disposition is in the Fund’s best interest.

For the avoidance of doubt, the Fund’s investment objective and its policy to invest, under normal circumstances, at least 80% of its total assets in private credit investments (loans, bonds and other credit-oriented investments) are non-fundamental policies. The Fund’s investment objective may be changed with the approval of the Board without a Shareholder vote upon 60 days’ prior written notice to Shareholders. The Fund’s 80% policy may be changed with the approval of the Board without a Shareholder vote, provided that the Fund must first conduct a repurchase offer prior to the change, the Fund must provide at least 60 days’ prior notice of any change in the policy in advance of the offer, such offer cannot be oversubscribed, and the Fund must purchase Shares at their NAV.

ADDITIONAL INVESTMENT PRACTICES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use all of the investment techniques that are described herein.

3

BDCs and Securities of Other Investment Companies. The Fund may invest, subject to applicable regulatory limits, in the securities of other investment companies, including open-end management companies, closed-end management companies (including business development companies (“BDCs”)), exchange-traded funds (“ETFs”) and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”) and unit investment trusts. When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities. In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses. Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the fee table in the Prospectus. For certain investment companies, such as BDCs, these expenses may be significant. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. As a result, BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies. In addition, the shares of closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuer’s portfolio securities. Historically, shares of publicly-traded closed-end funds, including BDCs, have frequently traded at a discount to their NAV, which discounts have, on occasion, been substantial and lasted for sustained periods of time.

When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers. Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities). Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee).

4

Cash Equivalents and Short-Term Debt Securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

●	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The economic crisis in the United States during 2008 and 2009 negatively impacted government-sponsored entities. As the real estate market deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S. mortgages, experienced extreme volatility, and in some cases, a lack of liquidity. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

●	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

●	Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

Distressed Securities. The Fund may invest in distressed securities, including loans, bonds and notes, which may involve a substantial degree of risk. Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for distressed securities or other instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may be changing rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected.

5

Floating Rate Loans. Floating rate loans are often at the time of investment below investment grade securities (commonly known as “junk” or “junk bonds”). The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Adviser to be of comparable quality. Floating interest rates vary with and adjust to reflect changes in a generally recognized base interest rate or the prime rate. The Fund generally seeks to focus on loans of companies that the Adviser believes have the ability to generate cash flow through a full business cycle, maintain adequate liquidity and have access to both debt and equity capital, but may invest in loans of distressed companies.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities. Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind (“PIK”) securities are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIK securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

ADDITIONAL RISK FACTORS

Investment in Other Investment Companies Risk

Subject to the limitations prescribed by the 1940 Act, the Fund may invest in other investment companies, including, but not limited to, money market funds, ETFs, BDCs, closed-end funds, and other pooled vehicles. These limitations prohibit the Fund from acquiring more than 3% of the voting shares of any one other investment company, and prohibit the Fund from investing more than 5% of its total assets in the securities of any one other investment company or more than 10% of its total assets in securities of other investment companies in the aggregate. The percentage limitations above apply to investments in any investment company. Pursuant to rules adopted by the SEC, the Fund may invest in excess of these limitations if the Fund and the investment company in which the Fund would like to invest comply with certain conditions. Certain of the conditions do not apply if the Fund is investing in shares issued by affiliated funds. In addition, the Fund may invest in shares issued by money market funds, including certain unregistered money market funds, in excess of the limitations. The Fund’s investments in another investment company will be subject to the risks of the purchased investment company’s portfolio securities. The market value of the shares of other investment companies may differ from their NAV.

A BDC is a type of closed-end investment company that typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act, which was signed into law in March 2018, permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.

Many ETFs are not actively managed and may be affected by a general decline in market segments relating to an index. An index ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by other investment companies in which it invests, in addition to the fees and expenses regularly borne by the Fund.

6

Distressed Securities Risk

Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy or some other legal proceeding. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities, meaning that the Fund may be unable to exit its position. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

Floating Rate Instruments Risk

The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

U.S. Government Securities Risk

U.S. Government securities are obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds, and certificates of indebtedness that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises. The U.S. Government is under no legal obligation, in general, to purchase the obligations of or provide financial support to its agencies, instrumentalities, or sponsored enterprises. No assurance can be given that the U.S. Government will purchase the obligations of or provide financial support to U.S. Government agencies, instrumentalities, or sponsored enterprises in the future, and the U.S. Government may be unable or unwilling to pay debts when due. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt. For more information, please see the “Securities of Government Sponsored Enterprises” section below.

7

Securities of Government Sponsored Enterprises.

The Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Federal Home Loan Banks (“FHL Banks”), Federal Farm Credit Bank, and Federal Agricultural Mortgage Corporation (“Farmer Mac”). Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the U.S. Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac, Federal Farm Credit Bank, and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHL Banks are federally chartered corporations owned by their member financial institutions. Although U.S. Government sponsored enterprises may be chartered or sponsored by Congress, many such enterprises are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, and their obligations are not supported by the full faith and credit of the U.S. Government, so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. For example, although Fannie Mae, Freddie Mac, Farmer Mac, Federal Farm Credit Bank, and the FHL Banks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the U.S. Government. The value of such securities therefore may vary with the changing prospects of future support from the U.S. Government, as reflected in anticipated legislative or political developments. In the absence of support from the U.S. Government, money market fixed income securities, including asset-backed securities that may have diminished collateral protection from underlying mortgages or other assets, are subject to the risk of default. Although such securities commonly provide the Fund with a higher yield than direct U.S. Treasury obligations, they are also subject to the risk that the Fund will fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss upon their sale.

Zero Coupon, Deferred Interest, Pay-In-Kind, and Capital Appreciation Bonds Risk

Zero coupon, deferred interest, and capital appreciation bonds are issued at a discount from their face value because interest payments typically are postponed until maturity. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, or receipts or certificates representing interests in such stripped debt obligations or coupons. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Similar to zero coupon bonds and deferred interest bonds, pay-in-kind securities are designed to give an issuer flexibility in managing cash flow. Pay-in-kind securities that are debt securities can be either senior or subordinated debt.

As the buyer of these types of securities, the Fund will recognize a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount in the absence of financial difficulties of the issuer typically decreases as the final maturity date approaches. Moreover, unlike securities that periodically pay interest to maturity, zero coupon, deferred interest, capital appreciation, and pay-in-kind securities involve the additional risk that the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment.

The values of zero-coupon and pay-in-kind bonds are more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from these types of securities is accrued by the Fund without receiving regular interest payments in cash. As a result, the Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of Shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional Shares of the Fund.

8

Management of the Fund

Further Information Regarding Management of the Fund

Information regarding the Trustees and officers of the Fund, including brief biographical information, is set forth below.

Board of Trustees

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, principal business occupations during the past five years and other trusteeships or directorships, if any, held by the Trustees, are shown below. The Trustees have been divided into two groups—Interested Trustees and Independent Trustees. As set forth in the Declaration of Trust, each Trustee’s term of office shall continue until the Trustee’s death, retirement, resignation or removal, bankruptcy, adjudication of incompetence or other incapacity to perform the duties of the office of a Trustee.

The address of each Trustee is care of the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105.

9

Name and Year of Birth	Position(s) held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Trusteeships / Directorships Held by Trustee During Past 5 Years

Independent Trustees(2)

Christopher Roth (1984)	Trustee	Since inception	Chief Operating Officer, Global Holdings Management Group (US) Inc. (2023-present); Managing Director, Hines Interests LP (2017-2023)	1	N/A

Michael Satyshur (1980)	Trustee	Since inception	Chief Financial Officer, PJK Holdings II LLC (2021-present)	1	N/A

Scott Taylor (1976)	Trustee	Since inception	Chief Investment Officer, Mellon Foundation (2018-2026)	1	N/A

Pasy Wang (1976)	Trustee	Since inception	Chief Investment Officer, Cedars-Sinai (2022-2026); Deputy Chief Investment Officer, California Institute of Technology (Caltech) (2010-2022)	1	American Business Bank (2019-present)

Interested Trustees(3)

Mario Rivera (1982)	Trustee/Co-Chief Executive Officer	Since inception	Managing Director, Fortress Investment Group (2007-present)	1	N/A

Stuart Sinclair (1984)	Trustee/President	Since inception	Managing Director, Fortress Investment Group (2015-present)	1	N/A

Drew Stroud (1979)	Trustee/Co-Chief Executive Officer	Since inception	Managing Director, Fortress Investment Group (2025-present); Partner, ValueAct Capital (2016-2024)	1	N/A

(1)	The term “fund complex” means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
(2)	Each Independent Trustee serves on the Board's Audit Committee and Nominating and Governance Committee.
(3)	“Interested person,” as defined in the 1940 Act, of the Fund due to their affiliation with the Adviser.

10

Executive Officers

Certain biographical and other information relating to the officers of the Fund who are not Trustees is set forth below, including their ages, addresses, positions held, lengths of time served and principal business occupations during the past five years. The term of office for each officer is indefinite (i.e., until death, resignation, removal, disqualification or other cause). The address of each officer is care of the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105.

Name and Year of Birth	Position(s) held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years

Mario Rivera	Co-Chief Executive Officer	Since inception	Managing Director, Fortress Investment Group (2007-present)

Drew Stroud	Co-Chief Executive Officer	Since inception	Managing Director, Fortress Investment Group (2025-present); Partner, ValueAct Capital (2016-2024)

Stuart Sinclair	President	Since inception	Managing Director, Fortress Investment Group (2015-present)

Jason Meyer	Chief Operating Officer	Since inception	Chief Operating Officer, Fortress (2020-present)

David Brooks	Chief Legal Officer	Since inception	General Counsel, Fortress (2004-present)

Peter Simons	Chief Compliance Officer	Since inception	Director of Compliance, Fortress (2023-present); Senior Staff Accountant, Securities and Exchange Commission, Division of Examination (2012-2023)

William Covino	Chief Financial Officer	Since inception	Chief Financial Officer, Fortress Credit Opportunities Funds (2017-present)

Conor Devine	Secretary	Since inception	Director & Counsel, Fortress (2023-present); Senior Vice President, Blackstone Inc. (2016-2023)

Biographical Information and Discussion of Experience and Qualifications of Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that supports the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee of the Fund.

11

Independent Trustees

Christopher Roth is an Independent Trustee of the Fund. Mr. Roth has nearly 20 years of real estate investment and asset management experience and is Chief Operating Officer and Head of Asset Management of Global Holdings Management Group (US) Inc., an international alliance of real estate asset management and investment advisory companies operating across the United States, United Kingdom and Europe. From 2017 to 2023, Mr. Roth was a Managing Director at Hines Interests LP, where he was responsible for leading the Hudson Square Properties Joint Venture. Prior to his time at Hines Interests LP, Mr. Roth worked at Tishman Speyer. Mr. Roth received a B.A. in Economics and Architectural History and his M.B.A. from Columbia Business School.

Michael Satyshur is an Independent Trustee of the Fund. He has served as the Chief Financial Officer of PJK Holdings II LLC since 2021. Prior to joining PJK Holdings II LLC, Mr. Satyshur held various portfolio management and investment advisory roles at Cornerstone Advisory, LLP and PNC Wealth Management. Mr. Satyshur received a B.A. from Duke University.

Scott Taylor is an Independent Trustee of the Fund. From 2018 to 2026, Mr. Taylor served as the Chief Investment Officer of the Andrew W. Mellon Foundation, where he oversaw the management of the foundation’s approximately $7.8 billion investment portfolio in support of its long-term philanthropic goals. Prior to joining the Mellon Foundation, Mr. Taylor spent over a decade at the Canada Pension Plan Investment Board, where he served as a Managing Director within its investment partnerships group for nearly a decade. Mr. Taylor currently serves on the board of trustees of The Brunswick School. Mr. Taylor brings deep experience across public and private markets, with particular expertise in alternative investments, hedge funds, private equity funds and manager due diligence. Mr. Taylor received a B.B.A. in Finance from Wilfrid Laurier University and a Master of Finance degree from the London Business School.

Pasy Wang is an Independent Trustee of the Fund. Ms. Wang served as the inaugural Chief Investment Officer of Cedars-Sinai Medical Center in Los Angeles from 2022 to 2026 and has over 20 years of experience in investment management. Prior to her time at Cedars-Sinai, Ms. Wang was the Deputy Chief Investment Officer at the California Institute of Technology (Caltech) from 2010 to 2022. She currently serves on the boards of American Business Bank, the Levitt Family Foundation and the Boys & Girls Club of Metro Los Angeles, and is a member of the investment committee of the GHR Foundation. Ms. Wang received her B.Sc. from the University of California, Los Angeles and her M.B.A. from Columbia Business School.

Interested Trustees

Mario Rivera is an Interested Trustee of the Fund. He currently serves as a Managing Director for the Fortress Credit Funds Business, heads Fortress’s Structured Products Group, and serves as a Co-Portfolio Manager of the Fund. Mr. Rivera is responsible for sourcing, origination and investment strategies within the Structured Products Group, with a focus towards the secondary markets in asset-backed securities (“ABS”) and loans. Since joining Fortress in 2007, Mr. Rivera has analyzed, structured, and invested across a wide variety of asset classes including residential mortgage-backed securities, aircraft leases, ABS, collateralized debt obligations, consumer debt and student loans. Prior to joining Fortress, Mr. Rivera was a Vice President at Pursuit Partners, where he analyzed and traded distressed ABS. Mr. Rivera received a B.S. degree from Cornell University with a major in applied economics and management.

Stuart Sinclair is an Interested Trustee of the Fund. He currently serves as a Managing Director and Co-Head of the Corporate Loan and Securities Group in the Fortress Credit Funds Business, and serves as a Co-Portfolio Manager of the Fund. Mr. Sinclair is responsible for credit trading and CLO portfolio management within Fortress’s Corporate Loan and Securities Group. Prior to joining Fortress in 2015, Mr. Sinclair was the Head Trader at Pacific Creek Capital Advisors, a cross-asset fund with an emphasis on high yield and related securities. Prior to his time at Pacific Creek, Mr. Sinclair worked at Goldman Sachs Group, trading bank debt, high yield, distressed credit and credit derivatives as a market maker and principal investor. Mr. Sinclair received a B.A. in Economics with a concentration in finance from Princeton University.

Drew Stroud is an Interested Trustee of the Fund. He currently serves as a Managing Director at Fortress and is a Co-Portfolio Manager of the Fund. Mr. Stroud has been actively involved in the origination, structuring, trading and strategic positioning of credit opportunities throughout his career. Prior to joining Fortress, Mr. Stroud was a Partner at ValueAct Capital, where he was a member of the deal team and managed the global media and business development groups. Prior to joining ValueAct Capital in April 2016, Mr. Stroud was a member of the Special Situations investment team at Elliott Management where he focused on high yield, stressed and distressed credit, asset-based finance and global merger arbitrage. Mr. Stroud was also part of the team responsible for hedging Elliott Management’s delta-one exposures across credit, hard assets and equity. Prior to his tenure at Elliott Management, Mr. Stroud spent over eight years as a Portfolio Manager and Vice President at Morgan Stanley where he managed high yield and distressed credit portfolios for foundations, endowments and single-family offices. He started his career as a trader at First New York where he focused on risk arbitrage. Mr. Stroud served on the board of directors of Family House, Inc., where he led the Audit and Marketing committees and was chairman of the investment committee for Lone Mountain Children’s Center’s endowment where he also served on the board of directors. He has a B.A. from Duke University and an M.B.A. from Columbia Business School.

12

Trustee Share Ownership

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies Overseen by the Trustee as of [●] is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees:
Christopher Roth	None	None
Michael Satyshur	None	None
Scott Taylor	None	None
Pasy Wang	None	None

Interested Trustees:
Mario Rivera	None	None
Stuart Sinclair	None	None
Drew Stroud	None	None

(1)	The term “family of investment companies” means any two or more registered investment companies that: (i) share the same investment adviser or principal underwriter; and (ii) hold themselves out to investors as related companies for purposes of investment and investor services.

As of October [30], 2026, the Trustees and officers of the Fund, as a group, owned beneficially, or of record, less than 1% of the outstanding Shares of the Fund.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Trustee Compensation

The Independent Trustees are each paid an annual retainer. The Independent Trustees are also reimbursed for out-of-pocket expenses in connection with providing services to the Fund. The Trustees who are “interested persons”, as defined in the 1940 Act, of the Fund and the Fund’s officers do not receive compensation from the Fund. The Fund does not have any retirement plan for the Fund’s Trustees. Currently, the Independent Trustees are each paid an annual retainer of $70,000. The Chair of the Audit Committee and Chair of the Nominating and Governance Committee are each paid an annual retainer of $5,000. The Independent Trustees’ compensation below is estimated for the Fund’s fiscal year ending December 31, 2027.

13

Name of Independent Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex
Christopher Roth	$70,000	$70,000
Michael Satyshur	$70,000	$70,000
Scott Taylor	$75,000	$75,000
Pasy Wang	$75,000	$75,000

Compensation of the Portfolio Managers

Portfolio managers receive a competitive base salary and may also receive a bonus based on Fortress’s, the individual’s and their respective team’s overall performance. The portfolio managers may also receive carried interest in certain of Fortress’s funds.

Other Accounts Managed by the Portfolio Managers

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s primary portfolio managers and assets under management in those accounts, as of August 31, 2026.

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Management Fee is Performance Based	Assets Managed for which Management Fee is Performance Based (in millions)
Mario Rivera
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$6,148	2	$5,468
Other Accounts	1	$1,922	1	$1,922

Stuart Sinclair
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$6,148	2	$5,468
Other Accounts	0	$0	0	$0

Drew Stroud
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$6,436	2	$5,756
Other Accounts	0	$0	0	$0

As of October [30], 2026, the Fund’s primary portfolio managers, as a group, owned beneficially or of record less than 1% of the outstanding Shares of the Fund.

Codes of Ethics

The Fund and Adviser have each adopted a code of ethics that (i) establishes procedures for personal investments and restricts certain personal securities transactions and (ii) contains provisions reasonably necessary to prevent access persons (as such term is defined in Rule 17j-1 under the 1940 Act) from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this SAI forms a part. In addition, the codes of ethics are available on the EDGAR database on the SEC’s website at www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

14

Proxy Voting Policies

The Fund has delegated its proxy voting responsibility to the Adviser. The Adviser’s proxy voting procedures are included in Appendix B of this SAI. The guidelines are reviewed periodically by the Adviser and the Board and, accordingly, are subject to change. Under these policies, the Adviser will vote proxies, amendments, consents, elections or resolutions related to Fund securities in the best interests of the Fund and its Shareholders. Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30 will be available, without charge, upon request by calling [●], by visiting [●].com and on the SEC’s website at www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Although the Fund generally acquires and disposes of its investments in privately negotiated transactions, it may use broker-dealers in the normal course of its business. Subject to policies established by the Board, if any, the Adviser will be primarily responsible for the execution of any publicly traded securities portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser generally will seek reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker-dealer based partly upon brokerage or research services provided to it and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other broker-dealers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

The Adviser may also place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund or the Adviser if it reasonably believes that the quality of execution and the commission are comparable to those available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services. Certain broker-dealers, through which the Fund may effect securities transactions, may be affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, in accordance with applicable law. Prior to use of any such affiliated broker-dealers in certain transactions effected on securities exchanges, the Board of the Fund will adopt certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule also contains review requirements and requires the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. In addition, the Fund will, from time to time, purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Adviser acting as principal. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

Portfolio Turnover

Portfolio turnover may vary significantly from year to year due to a variety of factors, including market conditions, investment strategy changes, and/or changes in the Adviser’s investment outlook. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

15

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to ERISA (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA or Keogh Plan or another arrangement or entity, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements also should confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any “benefit, right or feature” affecting the qualified status of the plan or arrangement. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of Benefit Plans that are not subject to Title I of ERISA but that are subject to Section 4975 of the Code (such as IRAs and Keogh Plans) should consider carefully these same factors.

The DOL has adopted regulations at 29 C.F.R. §2510.3-101, which, along with Section 3(42) of ERISA (collectively, the “Plan Assets Rules”), treat the assets of certain pooled investment vehicles as “plan assets” for purposes of, and subject to, Title I of ERISA and Section 4975 of the Code (“Plan Assets”). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the 1940 Act are not deemed to be subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans. Accordingly, the underlying assets of the Fund should not be considered to be the Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

The Fund will require a Benefit Plan (and each person causing such Benefit Plan to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan’s investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest Plan Assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential investors that are Benefit Plans and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, non-U.S. plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and also should consult their own advisers as to the propriety of an investment in the Fund.

16

By acquiring Shares of the Fund, a Shareholder acknowledges and agrees that any information provided by the Fund, the Adviser or any of their affiliates (including information set forth in the Prospectus and this SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Adviser or any of their respective affiliates is undertaking to provide any investment advice to the Shareholder (impartial or otherwise), or to give advice to the Shareholder in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser or any of its affiliates is for the provision of investment advice to the Shareholder.

Control Persons and Principal Shareholders

The following table sets forth, as of [●], information with respect to the beneficial ownership of the Fund’s Shares by each person known to the Fund to beneficially own more than [●]% of the outstanding Shares.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise noted below, each Shareholder named in the following table has sole voting and investment power with respect to all Shares that it beneficially owns. Each of the record holders of [●]% or more of Shares may be deemed not to beneficially own (or may be deemed to have disclaimed beneficial ownership of) some or all of its Shares to the extent it does not have voting and/or dispositive power over such Shares. Percentage of beneficial ownership is based on [●] Shares outstanding as of [●].

Name	Address	Class	Number of Shares Held	Percentage of Shares Held
[●]	[●].	[●]	[●]	[●]%

Shareholders who beneficially own 25% or more of the outstanding Shares of the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

17

FINANCIAL STATEMENTS

[To be provided by amendment.]

18

Appendix A – Description of Securities Ratings

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Ratings (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P Global Ratings”) and Fitch Ratings, Inc. (“Fitch”), respectively. As described by the rating agencies, ratings generally are given to securities at the time of issuance. While the rating agencies may revise such ratings from time to time, they undertake no obligation to do so.

Moody’s

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, the hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3 Ratings of Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, the VMIG short-term payment obligation rating is typically assigned if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P Global Ratings

Description of S&P Global Ratings’ Issue Credit Ratings2

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P Global Ratings assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

The nature and provisions of the financial obligation; and the promise S&P Global Ratings imputes; and

The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

[2]	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Fitch

Description of Fitch’s Long-Term Credit Ratings

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issue level ratings are assigned and often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment-grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its web page.

Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an equity index).

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Corporate Finance defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix B – Proxy Voting Procedures

FORTRESS MULTI-ASSET CREDIT FUND
Proxy Voting Policy

[To be provided by amendment.]

B-1

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements: Audited financial statements and related report of Independent Registered Public Accounting Firm(2)

(2)	Exhibits:

(a)(1)	Amended and Restated Certificate of Trust(1)

(a)(2)	Declaration and Agreement of Trust(1)

(b)	Bylaws(1)

(c)	Not applicable

(d)	Rule 18f-3 Plan(2)

(e)	Distribution Reinvestment Plan(2)

(f)	Not applicable

(g)(1)	Investment Advisory Agreement(1)

(g)(2)	Expense Limitation Agreement(2)

(h)(1)	Distribution Agreement(2)

(h)(2)	Form of Selling Agreement(2)

(h)(3)	Form of Dealer Agreement(2)

(h)(4)	Distribution and Servicing Plan(2)

(i)	Not applicable

(j)	Custody Agreement(2)

(k)(1)	Administration Agreement(1)

(k)(2)	Transfer Agency and Service Agreement(2)

(k)(3)	Trademark License Agreement(2)

(k)(4)	Sub-Administration Agreement(2)

(l)	Opinion and Consent of Counsel(2)

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm(2)

(o)	Not applicable

(p)	Subscription Agreement(2)

(q)	Not applicable

(r)(1)	Joint Code of Ethics of Fortress Multi-Asset Credit Fund (the “Registrant”) and the Adviser(2)

(s)	Filing Fee Table(1)

(t)	Power of Attorney(1)

(1)	Filed herewith

(2)	To be filed by amendment.

Item 26. Marketing Arrangements

To be filed by amendment.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with Registrant

To be provided by amendment.

Item 29. Number of Holders of Securities*

As of [●]:

Title of Class	Number of Record Holders
Class I Shares	[●]

*	To be completed by amendment.

Item 30. Indemnification

Reference is made to Section V.3 of the Registrant’s Declaration of Trust, incorporated by reference to Exhibit (a)(2). In addition, the Registrant’s various agreements with its service providers contain indemnification provisions. The Registrant hereby undertakes that it will apply these indemnification provisions in a manner consistent with Release No. IC-11330 of the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation of Section 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was a trustee, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by a trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each member, director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, will be set forth in the Prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-137271), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

The Registrant’s accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of: the Registrant, the Adviser and the Administrator at 1345 Avenue of the Americas, New York, NY 10105; the Sub-Administrator at [●]; the Custodian at [●]; or the Transfer Agent at [●].

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	Registrant undertakes:

a.	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) under the 1933 Act if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” in the effective registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.	That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

c.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d.	That, for the purpose of determining liability under the 1933 Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B under the 1933 Act:

(A)	each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the 1933 Act for the purpose of providing the information required by Section 10(a) of the 1933 Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C under the 1933 Act: each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

e.	That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Registrant undertakes:

a.	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	The Registrant undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on November 2, 2026.

FORTRESS MULTI-ASSET CREDIT FUND

By:	/s/ Mario Rivera
	Name:	Mario Rivera
	Title:	Co-Chief Executive Officer and Trustee

By:	/s/ Drew Stroud
	Name:	Drew Stroud
	Title:	Co-Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Mario Rivera	Co-Chief Executive Officer and Trustee	November 2, 2026
Mario Rivera

/s/ Drew Stroud	Co-Chief Executive Officer and Trustee	November 2, 2026
Drew Stroud

/s/ Stuart Sinclair*	President and Trustee	November 2, 2026
Stuart Sinclair

/s/ William Covino*	Chief Financial Officer	November 2, 2026
William Covino	(also performs the functions of a principal financial officer)

/s/ Christopher Roth*	Trustee	November 2, 2026
Christopher Roth

/s/ Michael Satyshur*	Trustee	November 2, 2026
Michael Satyshur

/s/ Scott Taylor*	Trustee	November 2, 2026
Scott Taylor

/s/ Pasy Wang*	Trustee	November 2, 2026
Pasy Wang

*By:	/s/ David Brooks
David Brooks
Attorney-in-Fact

EXHIBIT INDEX

(a)(1)	Amended and Restated Certificate of Trust

(a)(2)	Declaration and Agreement of Trust

(b)	Bylaws

(g)(1)	Investment Advisory Agreement

(k)(1)	Administration Agreement

(s)	Filing Fee Table

(t)	Power of Attorney